HarborView Mortgage Pass-Through Certificates
Series 2006-14

Preliminary Marketing Materials

$1,807,244,000 (Approximate)

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

FOR ADDITIONAL INFORMATION PLEASE CALL

RBS Greenwich Capital

Asset Backed Finance
Shakti Radhakishun	(203) 618-2225
Matt Miles	(203) 618-2391
Erin Maxwell	(203) 618-6112
Sean Curran	(203) 618-2426

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Jim Doherty	(203) 618-5655
Jeff Traister	(203) 618-6160

Rating Agency Contacts

Standard & Poor’s
Jeff Watson	(212) 438-1592

Moody’s
Anthony Deshetler	(201) 915-8306

Preliminary Term Sheet	Date Prepared: December 4, 2006

HarborView Mortgage Loan Trust 2006-14

Mortgage Loan Pass-Through Certificates, Series 2006-14

$1,807,244,000 (Approximate, Subject to +/- 20% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Balance ($)(1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Pass-Through Rates	Tranche Type	Assumed Final Distribution Date	Expected Ratings S&P/Moody’s
1A-1A(3)	$551,956,000			Floater	Senior	February 2037	AAA/Aaa
2A-1A(3)	$960,759,000	3.16/3.42	1-100/1-215	Floater	Super Senior	February 2037	AAA/Aaa
2A-1B(3)	$400,315,000	3.16/3.42	1-100/1-215	Floater	Senior Mezz	February 2037	AAA/Aaa
2A-1C(3)	$140,000,000	3.16/3.42	1-100/1-215	Floater	Senior Mezz	February 2037	AAA/Aaa
2A-2C(3)	$100,189,000	3.16/3.42	1-100/1-215	Floater	Senior Mezz	February 2037	AAA/Aaa
B-1 (4)	$57,483,000	6.02/6.49	44-100/44-155	Floater	Subordinate	February 2037	AA+ / Aa1
B-2 (4)	$45,507,000	6.01/6.42	44-100/44-144	Floater	Subordinate	February 2037	AA / Aa1
B-3 (4)	$16,766,000	6.01/6.37	44-100/44-133	Floater	Subordinate	February 2037	AA- / Aa2
B-4 (4)	$32,334,000	6.01/6.29	44-100/44-128	Floater	Subordinate	February 2037	A+ / Aa3
B-5 (4)	$28,742,000	6.01/6.13	44-100/44-116	Floater	Subordinate	February 2037	A- / A2
B-6 (4)	$25,149,000	5.82/5.82	44-100/44-100	Floater	Subordinate	February 2037	BBB / Baa1
B-7 (4)	$23,951,000			Floater	Subordinate	February 2037	BB+ / Ba1

Total	$2,383,151,000

(1)
Distributions on the Class 1A-1A Certificates will be derived from the Group 1 Mortgage Loans (as described herein) and distributions on the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates will be derived from the Group 2 Mortgage Loans (as described herein). Distributions on the Subordinate Certificates will be derived from all the Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-20% variance.

(2)	The WAL and Payment Windows to Call for the Offered Certificates are shown to the Optional Termination Date (as described herein).

(3)
The Senior Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a related margin (which margin will double after the Optional Termination Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

(4)
The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin (which margin will be multiplied by 1.5 after the Optional Termination Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:	Greenwich Capital Acceptance, Inc.

Underwriter:	Greenwich Capital Markets, Inc.

Originator:
It is expected that at the end of the Pre-funding Period the originators accounting for more than 10% of the Mortgage Loans will be IndyMac Bank, F.S.B. (39.67%), BankUnited, FSB (20.11%) and Suntrust Mortgage, Inc. (9.35%). At the end of the Pre-funding Period, it is expected that no other originator will account for more than 10% of the total Mortgage Loans.

Master Servicer:	Wells Fargo Bank, NA.

Servicers:
It is expected that at the end of the Pre-funding Period the servicers accounting for more than 10% of the Mortgage Loans will be IndyMac Bank, F.S.B. (39.67%) and GMAC Mortgage, LLC (52.48%). At the end of the Pre-funding Period, it is expected that no other servicer will account for more than 10% of the total Mortgage Loans.

Trustee and Custodian:	Deutsche Bank National Trust Company.

Credit Risk Manager:	Clayton Fixed Income Services Inc. formerly known as The Murrayhill Company.

Insurance Policy
Provider:	Ambac Assurance Corporation (or the “Certificate Insurer”) will issue an insurance policy for the benefit of the Class 2A-1C Certificates.

Additional Disclosure:
For additional disclosure on (a) the Originators and their Underwriting Guidelines, (b) the Master Servicer, (c) the Servicers, (d) the Custodian and Trustee and (e) the Insurance Policy Provider, refer to Exhibit A.

Rating Agencies:	S&P and Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on December 1, 2006, and (ii) the date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	The week of December 4, 2006.

Closing Date:	December 22, 2006.

Distribution Date:	The 19st day of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2007.

Certificates:
The “Senior Certificates” will consist of the Class 1A-1A Certificates (the “Group 1 Certificates”) and the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates (the “Group 2 Certificates”). The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates. The Group 2 Certificates and the Subordinate Certificates (other than the Class B-7 Certificates) are collectively referred to herein as the “Offered Certificates”. The Senior Certificates and Subordinate Certificates are collectively referred to herein as the “Certificates”.

The trust will also issue the Class C, Class P, Class ES and Class R Certificates, none of which will be publicly offered.

Accrued Interest:	The Certificates will settle flat.

Interest Accrual Period:
The interest accrual period for each Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:	The Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:	It is anticipated that the Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:
The Class 1A-1A and Class 2A-1A Certificates are expected to be ERISA eligible, provided the purchase and holding of such certificates is eligible for exemptive relief under an investor-based or statutory exemption. The Certificates, other than the 1A-1A and Class 2A-1A Certificates are eligible to be purchased by plan investors that are contained in insurance company general accounts. Prospective investors should review with their legal advisors whether the purchase and holding of any of the 1A-1A and Class 2A-1A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:	The Senior Certificates and the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination
Date:
The terms of the transaction allow for the purchase by the Master Servicer of all the Mortgage Loans and other property of the trust (the “Optional Termination Date”) which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Pricing Prepayment
Speed:	25% CPR

Statistical Mortgage
Loans:
The information set forth herein with respect to the mortgage loans, is expected to be representative of the characteristics of the mortgage loans that will be included in the trust on the Closing Date with an aggregate principal balance of approximately $1,404,381,481 (the “Initial Mortgage Loans”) and that are expected to be added as Subsequent Mortgage Loans to the trust during the Pre-funding Period with an aggregate principal balance of approximately $990,744,933 (the “Subsequent Mortgage Loans”). The data shown herein relates to the Initial Mortgage Loans and approximately $869,196,641 of the Subsequent Mortgage Loans, together, the “Statistical Mortgage Loans,” with an aggregate principal balance of approximately $2,273,578,121. Solely for determining the principal balances of the Offered Certificates in order to minimize the variance of the principal balance of the Offered Certificates as of the Closing Date, it is estimated but not guaranteed that the aggregate principal balance of the Mortgage Loans will be approximately $2,395,126,414 as of the related Cut-off Date. It is not expected that the initial principal balance (or notional balance) of any class of Offered Certificates (as shown on the fourth page) will increase or decrease by more than 20% by the Closing Date.

Mortgage Loans:
The mortgage loans transferred to the trust on the Closing Date and during the Pre-funding Period, consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $2,395,126,414 (the “Mortgage Loans”). All of the Mortgage Loans are Negative Amortization Loans as defined herein. It is expected that the Mortgage Loans will be substantially similar to the Statistical Mortgage Loans shown herein. For more information please see attached collateral descriptions for the Statistical Mortgage Loans, Initial Mortgage Loans and Subsequent Mortgage Loans.

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years and an aggregate principal balance as of the Cut-off Date of approximately $985,550,486. The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years and an aggregate principal balance as of the Cut-off Date of approximately $1,409,575,928. Substantially all of the Group 1 and Group 2 Mortgage Loans either accrue interest at a mortgage rate which adjusts monthly or semi-annually after an initial fixed rate.

Approximately 84.13% of the Statistical Mortgage Loans have an initial fixed rate period of 1 or 3 months and subsequently adjust on a monthly basis.

Approximately 15.87% of the Statistical Mortgage Loans have an initial fixed rate period of approximately 60 months. Approximately 80.58% of such loans have the option to make interest only payments from years 5 through 10, make a minimum payment from origination through year 10 and thereafter, are required to make the fully amortizing payment.

Generally, all of the Mortgage Loans adjust based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), One Month LIBOR (“One Month LIBOR”) or Six-Month LIBOR (“Six Month LIBOR”).

Negative Amortization
Loans:
“Negative Amortization Loans” are mortgage loans for which the minimum monthly payment amount for a term specified in the related mortgage note is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan. If a borrower elects to pay only the minimum monthly payment, the deficient interest amount is added to the unpaid principal balance of such mortgage loan. A borrower may elect to pay only the minimum monthly payment for a term specified in the related mortgage note subject to adjustment under the following conditions: (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (generally 110%, 115%, 120% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to either (a) amortize fully the then unpaid principal balance over the remaining term to maturity or (b) equal the interest only payment for such loan, calculated at the then applicable rate, based on the related Index rate and margin.

Pre-Funding Amount:
On the Closing Date, the Seller will deposit approximately $990,744,933 (the “Pre-funding Amount”), which will consist of approximately $392,179,975 deposited into an account (the “Group 1 Pre-Funding Account”) to purchase subsequent Group 1 Mortgage Loans and approximately $598,564,958 deposited into an account (the “Group 2 Pre-Funding Account”; and together with the Group 1 Pre-Funding Account, the “Pre-Funding Accounts”) to purchase subsequent Group 2 Mortgage Loans. Funds on deposit in the Pre-funding Accounts will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) [March 22], 2007. If necessary, a capitalized interest account deposit will be made by the Depositor to cover any interest shortfalls during the Pre-funding Period.

To the extent that the trust does not fully use amounts on deposit in the Pre-funding Accounts to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Accounts.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the Trust Expense Fee Rate, and on or after the 121st Distribution Date, the Final Maturity Reserve Rate.

Net WAC Cap:
The “Net WAC Cap” for the Certificates (other than the Class 2A-1C Certificates) is equal to the weighted average Net Mortgage Rates of the related Mortgage Loans, adjusted for the related accrual period.

The “Net WAC Cap” for the Class 2A-1C Certificates is equal to (x) the excess, if any, of the Net WAC Cap applicable to the other Group 2 Certificates over (y) the Insurance Premium Rate for such Distribution Date.

Net Maximum Rate:
The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the Trust Expense Fee Rate, and on or after the 121st Distribution Date, the Final Maturity Reserve Rate.

Net Maximum Rate Cap:	The “Net Maximum Rate Cap” for the each of the Certificates is equal to the Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Trust Expense
Fee Rate:	The sum of the Servicing Fee Rate, Master Servicing Fee Rate, Credit Risk Manager Fee Rate and the LPMI Fee Rate, if any.

Insurer Premium Rate:	The“Insurer Premium Rate” with respect to each Distribution Date is a rate equal to 0.07% per annum.

Servicing Fee Rate:
Each servicer will be paid a monthly fee (a “Servicing Fee”) with respect to each mortgage loan it services. The Servicing Fee will be calculated at a per annum rate (the “Servicing Fee Rate”) of the outstanding principal balance of each mortgage loan as of the first day of the related due period. For each Mortgage Loan, the Servicing Fee Rate will equal 0.375%.

Master Servicing Fee
Rate:	For each Mortgage Loan the Master Servicing Fee Rate will equal 0.0035%. The Custodian will be paid by the Master Servicer.

Credit Risk Manager Fee
Rate:	For each Mortgage Loan the Credit Risk Manager Fee Rate will equal 0.005%.

Basis Risk
Shortfalls:	With respect to any Distribution Date, each class of Certificates will be entitled to the “Basis Risk Shortfalls” for such class which will equal the sum of:

(i)
the excess, if any, of the amount of interest that such class would have been entitled to receive if the pass-through rate for such class were calculated without regard to clause (ii) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date,

(ii)	any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

(iii)
interest for the applicable interest accrual period on the amount described in clause (ii) above based on the applicable pass-through rate determined without regard to clause (ii) in the definition thereof.

Adjusted Cap Rate:
The “Group 1 Adjusted Cap Rate” for the Class 1A-1A Certificates and for any Distribution Date equals the Net WAC Cap computed by first reducing the Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the related due period.

The “Group 2 Adjusted Cap Rate” for the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates and for any Distribution Date equals the related Net WAC Cap computed by first reducing the Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the related due period.

The “Subordinate Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the weighted average of the Group 1 Adjusted Cap Rate and the Group 2 Adjusted Cap Rate for such Distribution Date, weighted in each case based on the applicable Subordinate Component for each mortgage loan group.

The “Subordinate Component” for either mortgage loan group and any Distribution Date is the excess, if any, of the aggregate principal balance of the related mortgage loans as of the first day of the related due period over the aggregate certificate principal balance of the Senior Certificates related to such mortgage loan group immediately prior to such Distribution Date.

Deferred Interest:
The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:
The “Net Deferred Interest” for any Distribution Date and mortgage loan group is the excess, if any, of Deferred Interest for the related due period and mortgage loan group over voluntary principal prepayments for the related prepayment period and mortgage loan group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class, of (i) the current interest accrued at the applicable pass-through rate for such class, over (ii) the amount of current interest that would have accrued had the Pass-Through Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The Net Deferred Interest allocable to each class of Certificates will reduce the amount of interest distributable on such class and such Net Deferred Interest will be added to the principal balance of such class of Certificates.

Credit Enhancement:	Series 2006-14 is an “Overcollateralization Series” as defined in the accompanying terms sheet supplement. Credit enhancement consists of the following:

1) Net Monthly Excess Cashflow;
2) Overcollateralization Amount;
3) Subordination;
4) Yield Maintenance Agreement; and
5) Only with respect to the Class 2A-1C Certificates, the Policy issued by the Certificate Insurer.

Policy:
The Certificate Insurer will issue an insurance policy (the “Policy”) for the benefit of the Class 2A-1C Certificates. The Policy will unconditionally and irrevocably guarantee payment of (i) the outstanding Class Principal Balance of the Class 2A-1C Certificates on their final maturity date, (ii) the amount of any realized losses allocated to the Class 2A-1C Certificates and (iii) accrued and unpaid interest calculated at the pass-through rate due on the Class 2A-1C Certificates, subject to certain terms and conditions set forth in the Policy. The Policy will not provide credit enhancement for any class of certificates other than the Class 2A-1C Certificates.

On each Distribution Date, the Trustee will calculate to what extent the funds available to make the distributions of principal and interest are insufficient to distribute the amounts due on the Class 2A-1C Certificates. If an insufficiency exists and it is covered by the Policy, then the Trustee will make a draw on the Policy.

If for any reason the Certificate Insurer does not make the payments required under the Policy, the holders of the Class 2A-1C Certificates will rely on the Mortgage Loans for their distributions of interest and principal, and certificateholders may suffer a loss.

The Policy does not cover Basis Risk Shortfalls or shortfalls in interest collections on the Mortgage Loans that are attributable to prepayment interest shortfalls, deferred interest or the application of the Servicemembers Civil Relief Act.

Yield Maintenance
Agreement:
On the Closing Date, the trust, on behalf of a separate trust, will enter into the “Yield Maintenance Agreement” to make payments based upon the priority of cashflows described within the Yield Maintenance Agreement Account herein. On each Distribution Date, the counterparty to the Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to the maximum rate set forth for such Distribution Date over (ii) the strike price for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein, and (b) the lesser of (i) the notional balance for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein and (ii) the outstanding balance of the Offered Certificates, for such Distribution Date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Yield Maintenance Agreement will terminate after the Distribution Date in December 2013.

Net Monthly
Excess Cashflow:
The “Net Monthly Excess Cashflow” For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class 1A-1A, Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates and (C) the Principal Remittance Amount.

Overcollateralization
Amount:
The “Overcollateralization Amount” is equal to the excess of (i) the sum of (a) the aggregate principal balance of the Initial Mortgage Loans and (b) amounts in the Pre-Funding Account over (ii) the aggregate principal balance of the Certificates, expressed as a percentage of the aggregate Mortgage Loan balance. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.50%.

Interest Remittance
Amount:
For any Distribution Date and either mortgage loan group, the portion of the related available funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans in such mortgage loan group.

Final Maturity Reserve
Deposit Amount:
The Final Maturity Reserve Deposit Amount for each Distribution Date is an amount equal to the lesser of (x) the product of (i) the Final Maturity Reserve Rate divided by 12 and (ii) the aggregate stated principal balance of all the Mortgage Loans and (y) the Interest Remittance Amount before taking into account any distribution under "Priority of Distributions-Interest Distributions" herein and after the distribution of certain fees and expenses of the trust. No deposit is required if the balance of the Mortgage Loans having 40-year original terms to maturity, on each Distribution Date is less than or equal to the aggregate principal balance set forth in Final Maturity Reserve Schedule for that Distribution Date.

Final Maturity Reserve
Trust:
The Final Maturity Reserve Trust will hold the final maturity reserve account for the benefit of the certificateholders. On each Distribution Date on and after the Distribution Date in February 2017 (the “121st Distribution Date”) period up to the earlier of (i) the final scheduled Distribution Date and (ii) the termination of the trust, if the aggregate stated principal balance of the Mortgage Loans having 40-year original terms to maturity at the end of the related due period is greater than the aggregate principal balance set forth in Final Maturity Reserve Schedule for that Distribution Date (the “Final Maturity Reserve Amount Distribution Date”), the Trustee will deposit into the final maturity reserve account the Final Maturity Reserve Fund Deposit Amount. On the earlier of (i) the final scheduled Distribution Date and (ii) the termination of the trust, any amounts on deposit in the final maturity reserve account will be applied as payment of principal or interest as described herein.

Final Maturity Reserve
Rate:
A per annum rate equal to the product of (i) 1.00% and (ii) a fraction equal to the numerator of which is the Stated Principal Balance of the Mortgage Loans having 40-year original terms to maturity and the denominator of which is aggregate Stated Principal Balance of the Mortgage Loans.

Overcollateralization
Target Amount:	On any Distribution Date, the “Overcollateralization Target Amount” is equal to:
(i)	prior to the Stepdown Date, 0.50% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date;
(ii)	on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:
(a)
1.25% of the current principal balance of the Mortgage Loans prior to the Distribution Date in January 2013 and 1.00% of the current principal balance of the Mortgage Loans on or after the Distribution Date in January 2013;

(b)	0.50% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date (the “OC Floor”); and
(iii)	during the occurrence and continuation of a Trigger Event, the Overcollateralization Target Amount as of the previous Distribution Date.

Stepdown Date:	The earlier to occur of
(i)	the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero; and
(ii)	the later to occur of
a.	the Distribution Date occurring in January 2010; and
b.
the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to (i) prior to the Distribution Date in January 2013, 25.25% and (ii) on or after the Distribution Date in January 2013, 20.20%.

Trigger Event:
A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of Mortgage Loans that are delinquent 60 days or more exceeds [ ]% of the current Credit Enhancement Percentage of the Senior Certificates or (ii) cumulative realized losses for the related Distribution Date as a percentage of the of the sum of (a) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) amounts in the Pre-Funding Accounts as of the Closing Date for the related Distribution Date are greater than:

Distribution Date	Percentage
January 2009 - December 2009	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
January 2010 - December 2010	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
January 2011 - December 2011	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
January 2012 - December 2012	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
January 2013 - December 2013	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
January 2014 and thereafter	[ ]%

Credit Enhancement
Percentage:
The “Credit Enhancement Percentage” for any Distribution Date and any class of Certificates is equal to (i) the sum of (a) the aggregate Class Principal Balance of the classes of Certificates subordinate to such class of Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

	Ratings (S/M)	Initial Credit Enhancement Percentage	Target Credit Enhancement Percentage before January 2013 or Stepdown Date	Target Credit Enhancement Percentage on or after January 2013 or Stepdown Date
Senior	AAA/Aaa	10.100%	25.250%	20.200%
B-1	AA+ / Aa1	7.700%	19.250%	15.400%
B-2	AA / Aa1	5.800%	14.500%	11.600%
B-3	AA- / Aa2	5.100%	12.750%	10.200%
B-4	A+ / Aa3	3.750%	9.375%	7.500%
B-5	A- / A2	2.550%	6.375%	5.100%
B-6	BBB / Baa1	1.500%	3.750%	3.000%
B-7	BB+ / Ba1	0.500%	1.250%	1.000%

Allocation of
Realized Losses:
Any realized losses on the Mortgage Loans will be allocated as follows: first to Net Monthly Excess Cashflow, second to payments received under the Yield Maintenance Agreement, third to overcollateralization, and then to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and then to the Senior Certificates as follows:

1.	Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1A-1A Certificates, until its class principal balance has been reduced to zero.
2.
Any remaining realized losses on the Group 2 Mortgage Loans will be allocated pro-rata to the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates, until the related class principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates will be allocated sequentially, first to the Class 2A-1C and Class 2A-2C Certificates on a pro-rata basis, based on outstanding certificate principal balance, second to the Class 2A-1B Certificates, and third to the Class 2A-1A Certificates, in that order, until the related class principal balance has been reduced to zero.

Senior Principal
Distribution Amount:
For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred or is not continuing with respect to such Distribution Date, will be the lesser of (a) the sum of the Principal Distribution Amounts for each mortgage loan group and (b) the excess of the (x) the aggregate Class Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to January 2013, 74.750% and thereafter 79.800% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment period) minus the OC Floor.

Class B-1 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to January 2013, 80.750% and thereafter 84.600% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-2 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to January 2013, 85.500% and thereafter 88.400% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-3 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 and Class B-2 Certificates immediately prior to such Distribution Date (after taking into account the distribution of the related Principal Distribution Amounts for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to January 2013, 87.250% and thereafter 89.800% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-4 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2 and Class B-3 Certificates immediately prior to such Distribution Date (after taking into account the distribution of the related Principal Distribution Amounts for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to January 2013, 90.625% and thereafter 92.500% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-5 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates immediately prior to such Distribution Date (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to January 2013, 93.625% and thereafter 94.900% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-6 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates immediately prior to such Distribution Date (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to January 2013, 96.250% and thereafter 97.000% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-7 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates immediately prior to such Distribution Date (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to January 2013, 98.750% and thereafter 99.000% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Priority of
Distributions:
Available funds from the Mortgage Loans will be distributed as follows:

Interest Distributions

1.	on the 121st Distribution Date and on each Distribution Date thereafter, the amount required to be deposited in the Final Maturity Reserve Fund;

2.
from the Interest Remittance Amount for the related mortgage loan group, to the holders of the Class 1A-1A, Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates, as applicable, the related Monthly Interest Distributable Amount and the related Unpaid Interest Shortfall Amount, if any, to which each such class is entitled, provided that if the Interest Remittance Amount for the Group 1 Mortgage Loans is insufficient to pay the Class 1A-1A Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 2 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates, and if the Interest Remittance Amount for the Group 2 Mortgage Loans is insufficient to pay the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 1 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 1A-1A Certificates. In certain circumstances, interest funds will be distributed to the Senior Certificates from the unrelated mortgage loan group to the extent is was not received from the related mortgage loan group;

3.
from the remaining Interest Remittance Amounts for both mortgage loan groups, reimbursement amounts owed to the Certificate Insurer with respect to draws made under the Policy with respect to interest;

4.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-1 Certificates, the related Monthly Interest Distributable Amount;

5.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-2 Certificates, the related Monthly Interest Distributable Amount;

6.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-3 Certificates, the related Monthly Interest Distributable Amount;

7.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-4 Certificates, the related Monthly Interest Distributable Amount;

8.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-5 Certificates, the related Monthly Interest Distributable Amount;

9.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-6 Certificates, the related Monthly Interest Distributable Amount;

10.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-7 Certificates, the related Monthly Interest Distributable Amount; and

11.	for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Principal Distributions

(i)
On each Distribution Date (a) prior to the applicable Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following order of priority:

1.	first, from the related Principal Distribution Amount as follows:

a.	from the Principal Distribution Amount for group 1, to the Class 1A-1A Certificates until their Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, concurrently and on a pro-rata basis to the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

2.	second, to the Certificate Insurer any reimbursement amounts owed to the Certificate Insurer with respect to draws made under the Policy with respect to principal;

3.	third, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;

b.	second, to the holders of the Class B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;

c.	third, to the holders of the Class B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

d.	fourth, to the holders of the Class B-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;

e.	fifth, to the holders of the Class B-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;

f.	sixth, to the holders of the Class B-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;

g.	seventh, to the holders of Class B-7 Certificates, until the Class Principal Balance thereof has been reduced to zero; and

h.	eighth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

(ii)
On each Distribution Date (a) on or after the applicable Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following amounts and order of priority:

1.
first, from the related Principal Distribution Amount such that each class of Senior Certificates will have at least 25.250% credit enhancement if the Stepdown Date is reached prior to the Distribution Date in January 2013 or 20.200% credit enhancement if the Stepdown Date is reached on or after the Distribution Date in January 2013, as follows:

a.	from the Principal Distribution Amount for group 1, to the Class 1A-1A Certificates until their Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, concurrently and on a pro-rata basis to the Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

2.	second, to the Certificate Insurer any reimbursement amounts owed to the Certificate Insurer with respect to draws made under the Policy with respect to principal;

3.	third, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, the Class B-1 Principal Distribution Amount;

b.	second, to the holders of the Class B-2 Certificates, the Class B-2 Principal Distribution Amount;

c.	third, to the holders of the Class B-3 Certificates, the Class B-3 Principal Distribution Amount;

d.	fourth, to the holders of the Class B-4 Certificates, the Class B-4 Principal Distribution Amount;

e.	fifth, to the holders of the Class B-5 Certificates, the Class B-5 Principal Distribution Amount;

f.	sixth, to the holders of the Class B-6 Certificates, the Class B-6 Principal Distribution Amount;

g.	seventh, to the holders of the Class B-7 Certificates, the Class B-7 Principal Distribution Amount; and

h.	eighth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Net Monthly Excess Cash
Flow Distributions:	On any Distribution Date, the Net Monthly Excess Cash Flow will be applied as set forth in the following order of priority:

1.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Senior and Subordinate Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

2.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

3.	to pay the holders of the Senior and Subordinate Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

4.
to pay the holders of Senior and Subordinate Certificates, the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on accrued certificate interest otherwise due thereon, to the extent not covered by the eligible servicing compensation on that Distribution Date;

5.
to pay to the holders of the Senior and Subordinate Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

6.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfalls previously allocated thereto that remain unreimbursed, and then the Subordinate Certificates, in the order of payment priority, the amount of any Basis Risk Shortfalls, remaining unpaid as of that Distribution Date;

7.
to pay to the holders of the Senior and Subordinate Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

8.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed and then to the Subordinate Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

9.	to the Final Maturity Reserve Fund, the Final Maturity Reserve Fund Addition, if any, for that Distribution Date; and

10.	to pay to the holders of the Class C Certificates and the Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Yield Maintenance
Agreement Account:	Funds deposited into Yield Maintenance Agreement Account on a Distribution Date will include the payments received from the Counterparty for such Distribution Date.

On each Distribution Date, following the distribution of Excess Cashflow, payments made pursuant to the Yield Maintenance Agreement shall be distributed from the Yield Maintenance Agreement Account as follows:

(i)
to the Senior Certificates and then to the Subordinate Certificates, sequentially, any remaining Allocated Realized Loss Amounts; an amount equal to any unpaid remaining Basis Risk Shortfalls with respect to the Senior and Subordinate Certificates to such Certificates first, pro rata, to the Senior Certificates based on the remaining Basis Risk Shortfalls and second, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates.

(ii)	to the Senior Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;

(iii)	to the Subordinate Certificates, sequentially, any unpaid interest, including any accrued unpaid interest from prior Distribution Dates;

(iv)
to the Senior Certificates and the Subordinate Certificates, any principal in accordance with the principal payment provisions described above under “Principal Distribution” in an amount necessary to maintain the applicable Overcollateralization Target Amount.

Yield Maintenance Agreement Schedule

Period	Balance ($)	Strike (%)	Ceiling (%)	Period	Balance ($)	Strike (%)	Ceiling (%)
1	0.00	N/A	N/A	44	667,687,994.05	8.3151	9.0200
2	0.00	N/A	N/A	45	645,636,753.14	8.3151	9.0200
3	0.00	N/A	N/A	46	624,314,552.87	8.3151	9.0200
4	0.00	N/A	N/A	47	603,697,247.44	8.3151	9.0200
5	0.00	N/A	N/A	48	583,761,492.42	8.3151	9.0200
6	0.00	N/A	N/A	49	564,484,718.13	8.3151	9.0200
7	0.00	N/A	N/A	50	545,845,103.82	8.3151	9.0200
8	0.00	N/A	N/A	51	527,821,552.80	8.3151	9.0200
9	0.00	N/A	N/A	52	510,393,668.35	8.3151	9.0200
10	0.00	N/A	N/A	53	493,541,730.45	8.3151	9.0200
11	0.00	N/A	N/A	54	477,246,673.28	8.3151	9.0200
12	0.00	N/A	N/A	55	461,490,063.46	8.3151	9.0200
13	0.00	N/A	N/A	56	446,254,079.05	8.3151	9.0200
14	0.00	N/A	N/A	57	431,521,489.19	8.3151	9.0200
15	0.00	N/A	N/A	58	415,088,372.03	8.3151	9.0200
16	0.00	N/A	N/A	59	399,303,214.12	8.3151	9.0200
17	0.00	N/A	N/A	60	384,139,380.78	8.3151	9.0200
18	0.00	N/A	N/A	61	369,571,382.29	8.3151	9.0200
19	0.00	N/A	N/A	62	355,574,822.55	8.3151	9.0200
20	0.00	N/A	N/A	63	342,126,350.02	8.3151	9.0200
21	0.00	N/A	N/A	64	330,455,500.81	8.3151	9.0200
22	0.00	N/A	N/A	65	319,181,241.98	8.3151	9.0200
23	0.00	N/A	N/A	66	308,290,134.12	8.3151	9.0200
24	1,307,404,243.96	9.0066	9.0200	67	297,769,192.35	8.3151	9.0200
25	1,264,187,687.98	8.6374	9.0200	68	287,605,870.98	8.3151	9.0200
26	1,222,401,751.87	8.5551	9.0200	69	277,788,048.62	8.3151	9.0200
27	1,181,998,985.43	8.4705	9.0200	70	268,304,013.90	8.3151	9.0200
28	1,142,933,515.52	8.3825	9.0200	71	259,142,451.63	8.3151	9.0200
29	1,105,160,993.60	8.2921	9.0200	72	246,483,840.67	4.1600	7.7501
30	1,068,638,544.97	8.1972	9.0200	73	236,437,910.73	4.1600	7.8626
31	1,033,324,719.59	8.0987	9.0200	74	228,034,720.23	4.1600	7.9672
32	999,179,444.78	7.9965	9.0200	75	219,968,506.28	4.1600	8.0651
33	966,163,979.26	7.8915	9.0200	76	212,093,126.78	4.1600	8.1604
34	934,240,868.82	7.7815	9.0200	77	204,651,046.44	4.8500	8.2494
35	903,373,903.51	7.6685	9.0200	78	197,462,453.64	4.9000	8.3229
36	873,528,076.26	7.5514	9.0200	79	181,680,461.76	4.9000	8.3978
37	844,669,542.71	7.2432	9.0200	80	175,042,111.73	4.9000	8.4736
38	816,765,582.61	7.2372	9.0200	81	168,692,655.70	4.9000	8.5547
39	789,784,562.39	8.3151	9.0200	82	162,586,249.91	4.9000	8.6331
40	763,695,898.98	8.3151	9.0200	83	156,670,531.75	4.9500	8.6852
41	738,470,024.84	8.3151	9.0200	84	150,992,901.05	5.0000	8.7231
42	714,078,354.18	8.3151	9.0200	85	0.00	N/A	N/A
43	690,493,250.31	8.3151	9.0200

Final Maturity Reserve Fund Schedule

Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)
121	133,868,653.74	181	53,359,390.76	241	20,655,096.57	301	7,588,206.77
122	131,854,094.76	182	52,536,867.96	242	20,323,743.72	302	7,457,619.51
123	129,869,230.92	183	51,726,611.76	243	19,997,424.71	303	7,329,076.65
124	127,913,629.03	184	50,928,442.18	244	19,676,064.97	304	7,202,547.48
125	125,986,862.22	185	50,142,181.82	245	19,359,591.06	305	7,078,001.74
126	124,088,509.76	186	49,367,655.90	246	19,047,930.61	306	6,955,409.59
127	122,218,157.07	187	48,604,692.16	247	18,741,012.27	307	6,834,741.68
128	120,375,395.56	188	47,853,120.83	248	18,438,765.78	308	6,715,969.06
129	118,559,822.57	189	47,112,774.66	249	18,141,121.87	309	6,599,063.22
130	116,771,041.32	190	46,383,488.79	250	17,848,012.32	310	6,483,996.05
131	115,008,660.74	191	45,665,100.79	251	17,559,369.89	311	6,370,739.88
132	113,272,295.46	192	44,957,450.59	252	17,275,128.30	312	6,259,267.43
133	111,561,565.70	193	44,260,380.41	253	16,995,222.29	313	6,149,551.84
134	109,876,097.20	194	43,573,734.85	254	16,719,587.51	314	6,041,566.62
135	108,215,521.11	195	42,897,360.69	255	16,448,160.58	315	5,935,285.69
136	106,579,473.97	196	42,231,106.98	256	16,180,879.04	316	5,830,683.35
137	104,967,597.55	197	41,574,824.98	257	15,917,681.34	317	5,727,734.29
138	103,379,538.87	198	40,928,368.09	258	15,658,506.84	318	5,626,413.55
139	101,814,950.05	199	40,291,591.88	259	15,403,295.76	319	5,526,696.55
140	100,273,488.24	200	39,664,353.97	260	15,151,989.23	320	5,428,559.09
141	98,754,815.62	201	39,046,514.10	261	14,904,529.24	321	5,331,977.30
142	97,258,599.23	202	38,437,934.04	262	14,660,858.61	322	5,236,927.68
143	95,784,510.96	203	37,838,477.58	263	14,420,921.01	323	5,143,387.06
144	94,332,227.48	204	37,248,010.48	264	14,184,660.92	324	5,051,332.64
145	92,901,430.12	205	36,666,400.47	265	13,952,023.66	325	4,960,741.92
146	91,491,804.87	206	36,093,517.21	266	13,722,955.32	326	4,871,592.77
147	90,103,042.27	207	35,529,232.23	267	13,497,402.82	327	4,783,863.36
148	88,734,837.36	208	34,973,418.98	268	13,275,313.82	328	4,697,532.20
149	87,386,889.59	209	34,425,952.72	269	13,056,636.76	329	4,612,578.12
150	86,058,902.80	210	33,886,710.54	270	12,841,320.85	330	4,528,980.22
151	84,750,585.13	211	33,355,571.31	271	12,629,316.02	331	4,446,717.97
152	83,461,648.93	212	32,832,415.70	272	12,420,572.96	332	4,365,771.11
153	82,191,810.77	213	32,317,126.09	273	12,215,043.05	333	4,286,119.69
154	80,940,791.32	214	31,809,586.56	274	12,012,678.42	334	4,207,744.04
155	79,708,315.29	215	31,309,682.94	275	11,813,431.88	335	4,130,624.81
156	78,494,111.42	216	30,817,302.66	276	11,617,256.95	336	4,054,742.91
157	77,297,912.37	217	30,332,334.83	277	11,424,107.79	337	3,980,079.52
158	76,119,454.70	218	29,854,670.17	278	11,233,939.29	338	3,906,616.15
159	74,958,478.81	219	29,384,200.99	279	11,046,706.97	339	3,834,334.54
160	73,814,728.82	220	28,920,821.18	280	10,862,367.01	340	3,763,216.73
161	72,687,952.65	221	28,464,426.15	281	10,680,876.21	341	3,693,244.99
162	71,577,901.78	222	28,014,912.89	282	10,502,192.04	342	3,624,401.88
163	70,484,331.42	223	27,572,179.85	283	10,326,272.57	343	3,556,670.21
164	69,407,000.24	224	27,136,126.96	284	10,153,076.52	344	3,490,033.06
165	68,345,670.47	225	26,706,655.64	285	9,982,563.16	345	3,424,473.74
166	67,300,107.78	226	26,283,668.72	286	9,814,692.42	346	3,359,975.81
167	66,270,081.26	227	25,867,070.48	287	9,649,424.76	347	3,296,523.09
168	65,255,363.34	228	25,456,766.56	288	9,486,721.27	348	3,234,099.61
169	64,255,729.77	229	25,052,664.01	289	9,326,543.57	349	3,172,689.69
170	63,270,959.56	230	24,654,671.22	290	9,168,853.88	350	3,112,277.81
171	62,300,834.93	231	24,262,697.93	291	9,013,614.97	351	3,052,848.75
172	61,345,141.26	232	23,876,655.17	292	8,860,790.13	352	2,994,387.47
173	60,403,667.07	233	23,496,455.31	293	8,710,343.21	353	2,936,879.17
174	59,476,203.95	234	23,122,011.97	294	8,562,238.61	354	2,880,309.28
175	58,562,546.51	235	22,753,240.05	295	8,416,441.19	355	2,824,663.42
176	57,662,492.35	236	22,390,055.67	296	8,272,916.42	356	2,769,927.45
177	56,775,842.03	237	22,032,376.20	297	8,131,630.19	357	2,716,087.44
178	55,902,398.99	238	21,680,120.22	298	7,992,548.94	358	2,663,129.62
179	55,041,969.55	239	21,333,207.47	299	7,855,639.61	359	2,611,040.49
180	54,194,362.85	240	20,991,558.89	300	7,720,869.58	360	2,559,806.72

Total Collateral - All Statistical Mortgage Loans
(excluding the indicative mortgage loans)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$2,273,578,121	$41,000	$2,200,000
Average Scheduled Principal Balance	$357,368
Number of Mortgage Loans	6,362

Weighted Average Gross Coupon	7.929%	1.000%	10.000%
Weighted Average FICO Score	710	596	820
Weighted Average Original LTV	76.17%	12.82%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	80.38%	12.82%	100.00%

Weighted Average Original Term	394 months	360 months	480 months
Weighted Average Stated Remaining Term	392 months	345 months	480 months
Weighted Average Seasoning	2 months	0 months	15 months

Weighted Average Gross Margin	3.330%	1.800%	5.100%
Weighted Average Minimum Interest Rate	3.330%	1.800%	5.100%
Weighted Average Maximum Interest Rate	10.600%	7.700%	24.000%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	120
Weighted Average Months to Roll	10 months	1 month	59 months

Maturity Date		Sep 1 2035	Dec 1 2046
Maximum Zip Code Concentration	0.50%	33897

ARM	100.00%	First Lien	100.00%

Negam 5/1 MO MTA	3.08%	Cash Out Refinance	47.36%
Negam 5/1 MO MTA IO Yr 5-10	9.41%	Purchase	28.10%
Negam 5/6 MO Libor IO Yr 5-10	3.38%	Rate/Term Refinance	24.55%
Negam LIBOR	0.14%
Negam MTA	74.32%	Condominium	7.56%
Negam MTA 2 Yr Fixed Pay	0.43%	Cooperative	0.01%
Negam MTA 5 Yr Fixed Pay	9.25%	Planned Unit Development	19.10%
		Single Family	68.24%
Interest Only	12.79%	Townhouse	0.41%
Not Interest Only	87.21%	Two-to-Four Family	4.68%

Hybrid	15.87%	Investor	9.41%
Not a Hybrid	84.13%	Primary	85.52%
		Second Home	5.07%
Prepay Penalty: N/A	14.78%
Prepay Penalty: 6 months	0.25%	Top 5 States:
Prepay Penalty: 7 months	0.19%	California	53.96%
Prepay Penalty: 12 months	14.09%	Florida	13.48%
Prepay Penalty: 24 months	4.06%	Arizona	4.64%
Prepay Penalty: 30 months	0.02%	Virginia	4.25%
Prepay Penalty: 36 months	66.57%	Maryland	2.55%
Prepay Penalty: 42 months	0.03%
Prepay Penalty: 60 months	0.01%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	2	90,651.01	0.00%	7.327	357	31.67	750
50,000.01 - 100,000.00	115	9,734,196.96	0.43%	7.771	380	70.21	714
100,000.01 - 150,000.00	385	49,428,205.16	2.17%	7.911	386	73.06	714
150,000.01 - 200,000.00	662	117,614,911.47	5.17%	7.887	385	74.38	711
200,000.01 - 250,000.00	838	188,579,795.11	8.29%	7.983	394	76.25	712
250,000.01 - 300,000.00	852	235,222,631.63	10.35%	7.994	392	77.19	711
300,000.01 - 350,000.00	793	257,506,949.89	11.33%	7.914	394	76.84	707
350,000.01 - 400,000.00	701	263,717,519.36	11.60%	7.909	394	77.61	710
400,000.01 - 450,000.00	520	220,981,477.64	9.72%	7.955	392	77.00	713
450,000.01 - 500,000.00	424	201,642,281.73	8.87%	7.835	391	77.89	705
500,000.01 - 550,000.00	273	143,125,870.34	6.30%	7.966	394	77.53	706
550,000.01 - 600,000.00	239	137,313,493.05	6.04%	7.883	391	77.59	710
600,000.01 - 650,000.00	195	122,797,205.08	5.40%	7.969	393	76.50	716
650,000.01 - 700,000.00	68	46,039,903.68	2.02%	7.840	382	74.37	702
700,000.01 - 750,000.00	66	48,035,887.74	2.11%	7.978	399	74.68	711
750,000.01 - 800,000.00	44	34,042,710.03	1.50%	8.031	387	74.09	708
800,000.01 - 850,000.00	29	23,953,977.54	1.05%	8.030	394	71.02	710
850,000.01 - 900,000.00	22	19,351,361.99	0.85%	8.118	374	74.27	715
900,000.01 - 950,000.00	19	17,655,123.26	0.78%	8.093	395	74.41	719
950,000.01 - 1,000,000.00	51	50,216,350.26	2.21%	7.782	403	72.19	712
1,000,000.01 - 1,050,000.00	9	9,140,080.59	0.40%	8.143	411	70.05	725
1,050,000.01 - 1,100,000.00	6	6,437,929.98	0.28%	8.233	378	73.21	690
1,100,000.01 - 1,150,000.00	7	7,844,921.99	0.35%	7.199	393	74.54	726
1,150,000.01 - 1,200,000.00	2	2,344,475.80	0.10%	7.876	417	77.53	692
1,200,000.01 - 1,250,000.00	2	2,464,837.07	0.11%	8.746	478	74.92	701
1,250,000.01 - 1,300,000.00	6	7,659,663.44	0.34%	7.892	418	72.20	732
1,300,000.01 - 1,350,000.00	5	6,656,085.31	0.29%	7.959	357	66.63	701
1,350,000.01 - 1,400,000.00	3	4,125,318.16	0.18%	8.098	438	68.05	717
1,400,000.01 - 1,450,000.00	5	7,196,980.42	0.32%	7.847	357	64.70	733
1,450,000.01 - 1,500,000.00	5	7,429,014.77	0.33%	7.416	383	62.77	696
1,500,000.01 - 1,550,000.00	2	3,012,189.98	0.13%	7.550	356	64.43	738
1,550,000.01 - 1,600,000.00	1	1,558,252.87	0.07%	7.477	478	63.69	664
1,600,000.01 - 1,650,000.00	3	4,875,646.24	0.21%	8.059	358	58.57	731
1,650,000.01 - 1,700,000.00	1	1,675,240.27	0.07%	8.125	357	75.00	688
1,750,000.01 - 1,800,000.00	1	1,800,000.00	0.08%	7.777	359	43.90	682
1,850,000.01 - 1,900,000.00	1	1,884,410.16	0.08%	7.627	356	75.00	696
1,900,000.01 - 1,950,000.00	1	1,920,765.53	0.08%	8.000	356	63.60	729
2,000,000.01 - 2,050,000.00	1	2,015,894.34	0.09%	8.750	356	80.00	749
2,100,000.01 - 2,150,000.00	1	2,130,000.01	0.09%	7.625	357	60.00	641
2,150,000.01 - 2,200,000.00	2	4,355,911.60	0.19%	7.983	417	57.47	745
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	97	33,147,088.00	1.46%	1.134	399	72.81	722
1.500 - 1.999	66	21,195,697.48	0.93%	1.819	372	70.56	722
2.000 - 2.499	60	21,510,756.53	0.95%	2.238	412	72.45	699
2.500 - 2.999	13	3,498,600.00	0.15%	2.653	434	77.71	657
3.000 - 3.499	8	2,255,810.00	0.10%	3.220	404	79.84	675
3.500 - 3.999	1	246,000.00	0.01%	3.650	480	75.00	642
4.500 - 4.999	1	129,150.00	0.01%	4.625	357	85.00	723
5.500 - 5.999	1	162,500.00	0.01%	5.875	358	65.00	747
6.000 - 6.499	4	1,467,950.00	0.06%	6.391	359	72.67	750
6.500 - 6.999	51	18,636,126.50	0.82%	6.797	366	71.80	739
7.000 - 7.499	289	120,736,287.61	5.31%	7.298	371	74.17	724
7.500 - 7.999	1,544	588,889,949.65	25.90%	7.786	382	74.72	716
8.000 - 8.499	2,796	974,365,796.33	42.86%	8.224	391	76.25	707
8.500 - 8.999	1,187	403,078,010.08	17.73%	8.664	413	78.44	704
9.000 - 9.499	234	81,259,904.33	3.57%	9.188	408	81.82	700
9.500 - 9.999	9	2,551,219.39	0.11%	9.661	369	83.75	685
10.000 -10.499	1	447,275.56	0.02%	10.000	357	89.04	713
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
575-599	1	320,000.00	0.01%	8.197	358	61.54	596
600-624	69	24,609,488.42	1.08%	8.293	387	73.43	622
625-649	491	173,325,801.40	7.62%	8.139	391	73.92	639
650-674	940	336,468,113.59	14.80%	7.987	392	76.08	664
675-699	1,245	455,662,699.04	20.04%	7.917	392	76.86	687
700-724	1,120	405,274,484.05	17.83%	7.958	391	77.17	712
725-749	975	358,409,280.89	15.76%	7.896	392	76.72	736
750-774	784	276,893,143.02	12.18%	7.731	394	76.15	761
775-799	463	161,095,863.21	7.09%	7.883	393	74.53	785
800+	130	44,307,095.95	1.95%	7.839	397	71.78	807
N/A	144	37,212,151.89	1.64%	8.075	375	77.16	0
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	274	69,784,559.28	3.07%	7.635	388	40.98	719
50.00- 54.99	119	39,027,298.37	1.72%	7.701	385	52.38	719
55.00- 59.99	168	56,304,594.07	2.48%	7.765	388	57.67	714
60.00- 64.99	253	94,809,663.89	4.17%	7.639	393	62.30	706
65.00- 69.99	397	152,851,689.42	6.72%	7.661	396	67.43	714
70.00- 74.99	569	224,363,986.77	9.87%	7.860	394	72.15	703
75.00- 79.99	1,128	435,936,509.51	19.17%	7.912	391	77.03	705
80.00	2,492	929,031,090.80	40.86%	7.938	388	80.00	712
80.01- 84.99	55	15,182,647.31	0.67%	8.342	394	83.55	707
85.00- 89.99	220	63,396,210.66	2.79%	8.417	409	88.42	704
90.00- 94.99	467	129,117,133.30	5.68%	8.358	408	90.68	712
95.00- 99.99	167	50,243,107.74	2.21%	8.268	407	95.15	718
100.00	53	13,529,630.34	0.60%	8.776	359	100.00	740
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	5,400	2,002,109,392.11	88.06%	7.868	390	74.15	710
LTV > 80 Amerin	16	4,988,912.37	0.22%	8.249	442	91.83	711
LTV > 80 GEMICO	14	4,099,239.28	0.18%	8.298	443	91.87	680
LTV > 80 Genworth	28	8,751,395.46	0.38%	8.174	408	91.02	703
LTV > 80 MGIC	151	43,265,453.65	1.90%	8.430	384	91.66	711
LTV > 80 Mi Present, unknown carrier	2	696,446.44	0.03%	8.449	356	92.53	692
LTV > 80 No MI	4	1,423,735.99	0.06%	8.920	357	86.80	698
LTV > 80 PMI	106	29,229,902.44	1.29%	8.347	421	90.64	707
LTV > 80 Radian	19	6,538,870.52	0.29%	8.350	365	90.45	702
LTV > 80 Republic	124	36,564,930.11	1.61%	8.163	404	90.46	717
LTV > 80 Triad Guaranty	133	37,235,901.15	1.64%	8.495	365	93.08	723
LTV > 80 United Guaranty	365	98,673,941.94	4.34%	8.412	425	90.36	711
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	268	67,839,202.44	2.98%	7.627	388	40.94	718
50.00- 54.99	117	37,447,412.57	1.65%	7.725	387	52.14	719
55.00- 59.99	161	52,395,375.39	2.30%	7.755	388	57.67	717
60.00- 64.99	247	89,933,903.61	3.96%	7.613	391	62.24	705
65.00- 69.99	376	140,195,570.00	6.17%	7.644	397	67.12	716
70.00- 74.99	480	184,469,995.15	8.11%	7.845	391	71.79	705
75.00- 79.99	878	327,541,622.33	14.41%	7.935	391	76.69	704
80.00	1,202	427,327,895.13	18.80%	7.973	392	79.68	709
80.01- 84.99	106	37,333,337.23	1.64%	7.939	403	79.55	711
85.00- 89.99	509	185,117,992.36	8.14%	8.020	404	81.45	703
90.00- 94.99	1,210	426,508,389.23	18.76%	7.968	398	82.59	705
95.00- 99.99	337	119,787,487.59	5.27%	8.224	395	85.94	715
100.00	471	177,679,938.43	7.81%	8.100	364	81.23	734
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	4,576	1,624,113,836.31	71.43%	7.879	357	75.90	710
480	1,786	649,464,285.15	28.57%	8.053	478	76.84	711
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	4,576	1,624,113,836.31	71.43%	7.879	357	75.90	710
361+	1,786	649,464,285.15	28.57%	8.053	478	76.84	711
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 5/1 MO MTA	176	70,050,390.17	3.08%	7.817	427	70.25	731
Negam 5/1 MO MTA IO Yr 5-10	596	213,919,782.52	9.41%	8.098	357	78.05	718
Negam 5/6 MO Libor IO Yr 5-10	194	76,789,664.36	3.38%	7.747	358	77.46	717
Negam LIBOR	5	3,144,765.78	0.14%	8.758	404	78.05	698
Negam MTA	4,750	1,689,758,269.17	74.32%	7.973	396	76.74	708
Negam MTA 2 Yr Fixed Pay	24	9,672,532.14	0.43%	8.867	403	76.61	713
Negam MTA 5 Yr Fixed Pay	617	210,242,717.32	9.25%	7.447	391	71.12	710
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6 Month LIBOR	194	76,789,664.36	3.38%	7.747	358	77.46	717
1 Month LIBOR	5	3,144,765.78	0.14%	8.758	404	78.05	698
MTA	6,163	2,193,643,691.32	96.48%	7.934	393	76.12	710
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	899	335,973,924.26	14.78%	7.696	379	76.23	719
Prepay Penalty: 6 months	16	5,768,736.68	0.25%	8.938	397	77.31	699
Prepay Penalty: 7 months	7	4,339,000.00	0.19%	7.901	358	74.81	707
Prepay Penalty: 12 months	774	320,345,717.97	14.09%	7.903	395	76.58	710
Prepay Penalty: 24 months	223	92,282,596.48	4.06%	7.975	380	75.91	709
Prepay Penalty: 30 months	2	459,375.56	0.02%	7.751	358	50.44	786
Prepay Penalty: 36 months	4,437	1,513,521,037.18	66.57%	7.979	395	76.09	708
Prepay Penalty: 42 months	3	767,627.81	0.03%	7.772	354	83.25	708
Prepay Penalty: 60 months	1	120,105.52	0.01%	8.027	356	75.00	725
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fast Forward *	17	3,905,946.39	0.17%	6.798	382	63.86	742
Full Documentation	420	126,582,945.51	5.57%	7.915	366	81.32	720
Full/Alternate *	189	57,444,208.49	2.53%	7.661	402	77.25	700
NINA	638	199,635,830.47	8.78%	7.590	396	68.53	706
NISA	9	4,326,152.80	0.19%	8.460	358	72.24	671
NIVA **	1,628	649,937,503.90	28.59%	8.130	385	77.81	713
No Documentation	283	85,461,353.87	3.76%	8.467	409	73.83	720
No Ratio *	57	27,448,434.07	1.21%	8.499	372	79.03	694
SISA	489	153,447,793.65	6.75%	8.107	416	77.23	706
SIVA	2,632	965,387,952.31	42.46%	7.791	394	75.93	708
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710
* IndyMac Only
** Includes No Ratio loans from sellers other than IndyMac

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	3,064	1,076,683,531.02	47.36%	7.905	393	72.51	706
Purchase	1,772	638,837,256.42	28.10%	8.006	385	81.21	724
Rate/Term Refinance	1,526	558,057,334.02	24.55%	7.884	397	77.44	702
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	609	171,878,742.17	7.56%	7.979	396	79.46	721
Cooperative	1	218,189.51	0.01%	7.250	357	80.00	802
Planned Unit Development	1,194	434,151,670.74	19.10%	7.969	399	77.77	708
Single Family	4,245	1,551,595,130.53	68.24%	7.907	390	75.44	709
Townhouse	33	9,245,347.11	0.41%	7.872	388	76.97	682
Two-to-Four Family	280	106,489,041.40	4.68%	7.998	391	74.91	712
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	783	213,966,216.06	9.41%	8.381	400	78.82	722
Primary	5,200	1,944,446,202.16	85.52%	7.872	391	75.72	708
Second Home	379	115,165,703.24	5.07%	8.039	385	78.75	724
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	10	2,007,683.47	0.09%	7.992	357	83.08	709
Alaska	1	224,653.52	0.01%	7.500	357	80.00	762
Arizona	336	105,481,168.95	4.64%	8.028	404	79.22	709
California	2,907	1,226,878,387.36	53.96%	7.954	393	74.78	711
Colorado	75	19,609,789.79	0.86%	8.065	404	79.70	726
Connecticut	38	12,225,135.99	0.54%	7.873	363	71.00	685
Delaware	10	2,420,877.25	0.11%	8.135	389	73.58	725
District of Columbia	12	4,206,668.85	0.19%	8.181	396	77.27	689
Florida	1,098	306,474,441.18	13.48%	8.105	396	79.51	713
Georgia	51	14,785,102.19	0.65%	7.838	374	79.60	717
Hawaii	33	18,051,191.75	0.79%	7.402	387	67.90	714
Idaho	14	3,547,125.63	0.16%	8.121	390	76.27	727
Illinois	191	53,647,262.82	2.36%	8.035	395	81.37	704
Indiana	4	1,386,565.70	0.06%	8.007	446	73.26	747
Kansas	6	1,825,955.26	0.08%	8.010	391	85.46	731
Kentucky	3	584,443.17	0.03%	8.210	356	89.50	665
Louisiana	4	667,545.59	0.03%	8.396	357	85.43	685
Maine	6	1,363,194.82	0.06%	5.367	408	70.08	744
Maryland	177	57,897,910.11	2.55%	7.853	380	76.85	705
Massachusetts	56	18,068,110.63	0.79%	7.945	376	70.99	710
Michigan	65	15,640,026.49	0.69%	8.000	400	79.02	708
Minnesota	51	12,082,562.38	0.53%	7.693	377	81.84	715
Missouri	24	4,517,493.57	0.20%	7.936	379	81.01	717
Montana	1	281,697.51	0.01%	7.625	356	64.37	711
Nebraska	2	249,337.47	0.01%	7.796	358	73.47	706
Nevada	140	42,158,778.58	1.85%	7.822	395	78.65	704
New Hampshire	15	3,493,147.54	0.15%	7.103	377	73.70	708
New Jersey	119	43,615,249.99	1.92%	7.298	378	72.50	709
New Mexico	12	3,154,874.28	0.14%	6.952	397	80.22	708
New York	136	54,502,343.01	2.40%	7.447	375	71.23	695
North Carolina	22	5,718,398.24	0.25%	7.101	370	73.96	723
North Dakota	1	88,200.00	0.00%	7.777	358	90.00	669
Ohio	54	13,038,735.92	0.57%	5.128	379	78.98	733
Oklahoma	2	1,981,014.77	0.09%	6.049	390	68.59	695
Oregon	66	20,545,459.02	0.90%	8.099	388	75.60	713
Pennsylvania	65	14,814,446.84	0.65%	7.940	381	81.09	702
Rhode Island	15	3,875,250.00	0.17%	8.174	401	76.54	711
South Carolina	25	11,861,057.72	0.52%	7.750	386	70.03	730
South Dakota	3	581,002.31	0.03%	7.853	356	82.68	759
Tennessee	9	3,391,056.78	0.15%	8.193	376	73.21	745
Texas	20	5,263,349.32	0.23%	7.955	397	78.85	717
Utah	25	9,316,559.89	0.41%	7.465	358	73.45	708
Vermont	1	200,000.00	0.01%	7.997	478	60.98	682
Virginia	264	96,589,408.20	4.25%	8.152	387	79.26	701
Washington	154	47,136,206.69	2.07%	8.007	389	77.29	713
West Virginia	3	631,000.00	0.03%	1.162	360	79.87	748
Wisconsin	35	7,177,987.82	0.32%	8.217	380	82.36	714
Wyoming	1	320,263.09	0.01%	8.352	355	95.00	800
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	6	2,128,702.33	0.09%	6.635	358	80.27	728
2.000 - 2.499	283	110,837,632.68	4.88%	7.527	361	77.02	721
2.500 - 2.999	816	326,546,361.90	14.36%	7.407	377	74.09	718
3.000 - 3.499	3,234	1,162,812,106.21	51.14%	7.837	388	75.07	712
3.500 - 3.999	1,505	499,660,152.31	21.98%	8.229	418	77.64	702
4.000 - 4.499	478	156,934,057.47	6.90%	8.907	392	82.59	701
4.500 - 4.999	38	13,890,102.55	0.61%	9.345	397	83.37	679
5.000 - 5.499	2	769,006.01	0.03%	8.982	399	93.25	705
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	6	2,128,702.33	0.09%	6.635	358	80.27	728
2.000 - 2.499	283	110,837,632.68	4.88%	7.527	361	77.02	721
2.500 - 2.999	816	326,546,361.90	14.36%	7.407	377	74.09	718
3.000 - 3.499	3,234	1,162,812,106.21	51.14%	7.837	388	75.07	712
3.500 - 3.999	1,505	499,660,152.31	21.98%	8.229	418	77.64	702
4.000 - 4.499	478	156,934,057.47	6.90%	8.907	392	82.59	701
4.500 - 4.999	38	13,890,102.55	0.61%	9.345	397	83.37	679
5.000 - 5.499	2	769,006.01	0.03%	8.982	399	93.25	705
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500 - 7.999	1	444,960.00	0.02%	3.200	480	90.00	692
8.000 - 8.499	1	290,335.35	0.01%	6.727	355	95.00	641
8.500 - 8.999	4	863,135.01	0.04%	4.701	423	75.06	721
9.500 - 9.999	4,344	1,554,861,189.76	68.39%	7.799	393	75.49	707
10.000 -10.499	40	15,999,561.14	0.70%	8.415	394	76.89	710
10.500 -10.999	890	283,922,537.50	12.49%	8.469	412	79.71	711
11.000 -11.499	24	11,259,305.58	0.50%	8.678	413	76.21	706
11.500 -11.999	89	32,717,756.97	1.44%	8.350	380	75.50	691
12.000 -12.499	67	26,606,102.53	1.17%	7.293	381	74.40	719
12.500 -12.999	745	280,867,580.55	12.35%	7.985	362	76.77	722
13.000 -13.499	131	53,660,206.75	2.36%	8.235	398	75.30	715
13.500 -13.999	24	10,603,749.14	0.47%	8.646	439	73.61	727
16.000 -16.499	1	502,558.00	0.02%	8.577	356	70.42	726
21.000+	1	979,143.18	0.04%	8.227	355	75.00	765
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	6,167	2,196,622,457.10	96.62%	7.935	393	76.12	710
1.000	195	76,955,664.36	3.38%	7.745	358	77.43	717
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	665	244,735,669.84	10.76%	8.083	357	78.18	718
7.500	5,697	2,028,842,451.62	89.24%	7.910	396	75.92	709
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	2,073	796,117,037.20	35.02%	8.040	378	75.62	708
Neg Amort Limit: 115-119.9	3,653	1,237,343,956.85	54.42%	7.841	404	76.97	709
Neg Amort Limit: 120-124.9	636	240,117,127.41	10.56%	8.012	377	73.85	722
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	2,970	1,095,055,537.50	48.16%	7.756	396	73.79	702
02/01/07	2,426	817,762,746.91	35.97%	8.142	396	79.24	716
07/01/11	22	8,121,589.17	0.36%	7.873	355	78.07	701
08/01/11	196	70,366,599.69	3.09%	8.043	360	78.32	720
09/01/11	272	96,193,139.24	4.23%	8.046	374	75.67	715
10/01/11	316	119,463,899.33	5.25%	7.959	381	75.33	726
11/01/11	110	44,975,991.62	1.98%	7.759	364	76.96	724
12/01/11	50	21,638,618.00	0.95%	7.907	358	77.66	717
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1	293,653.20	0.01%	8.152	348	70.00	668
02/01/07	1	375,553.65	0.02%	8.952	349	80.00	730
03/01/07	3	1,667,399.77	0.07%	8.461	350	79.05	667
04/01/07	6	2,856,201.46	0.13%	8.138	350	80.50	739
05/01/07	12	4,188,517.10	0.18%	8.063	352	79.61	716
06/01/07	20	5,871,583.49	0.26%	8.119	366	77.01	695
07/01/07	88	33,259,481.70	1.46%	8.306	360	76.54	711
08/01/07	225	82,371,808.46	3.62%	8.280	372	77.47	705
09/01/07	173	69,115,471.60	3.04%	8.240	381	74.92	704
10/01/07	888	326,334,209.05	14.35%	8.176	387	75.79	708
11/01/07	873	347,113,966.08	15.27%	8.091	396	75.96	708
12/01/07	1,958	662,274,138.78	29.13%	8.148	405	77.29	707
01/01/08	522	162,353,773.00	7.14%	6.246	415	78.18	711
11/01/08	16	5,908,082.14	0.26%	8.946	381	75.30	703
12/01/08	8	3,764,450.00	0.17%	8.743	437	78.67	729
11/01/10	1	337,819.63	0.01%	7.977	346	60.50	785
08/01/11	22	8,121,589.17	0.36%	7.873	355	78.07	701
09/01/11	198	70,863,241.92	3.12%	8.040	360	78.10	721
10/01/11	292	105,691,352.63	4.65%	8.037	372	75.36	715
11/01/11	368	143,176,221.39	6.30%	7.992	378	74.81	724
12/01/11	600	210,031,019.24	9.24%	7.993	386	72.99	711
01/01/12	87	27,608,588.00	1.21%	3.332	394	70.71	714
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	5,377	1,907,082,656.28	83.88%	7.939	396	76.13	708
2	19	5,735,628.13	0.25%	1.793	359	74.40	762
55	22	8,121,589.17	0.36%	7.873	355	78.07	701
56	196	70,366,599.69	3.09%	8.043	360	78.32	720
57	292	103,270,901.59	4.54%	8.048	372	75.60	716
58	371	140,839,278.60	6.19%	7.841	377	75.68	724
59	85	38,161,468.00	1.68%	8.105	365	77.42	724
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1	293,653.20	0.01%	8.152	348	70.00	668
2	2	813,570.58	0.04%	8.117	349	80.00	736
3	6	3,147,934.40	0.14%	8.496	350	79.96	689
4	8	2,792,801.37	0.12%	8.010	351	79.72	734
5	22	6,566,224.85	0.29%	7.971	356	78.90	723
6	58	19,964,183.62	0.88%	8.173	360	76.84	721
7	119	42,641,974.24	1.88%	8.232	358	77.71	718
8	197	75,520,703.55	3.32%	8.315	376	77.09	700
9	367	149,818,048.14	6.59%	8.135	369	77.15	716
10	995	363,330,650.00	15.98%	8.148	393	75.74	705
11	1,687	577,703,975.94	25.41%	8.207	409	78.20	710
12	1,157	403,585,614.45	17.75%	8.125	402	75.43	704
13	151	51,896,423.00	2.28%	1.688	400	73.93	703
23	16	5,908,082.14	0.26%	8.946	381	75.30	703
24	8	3,764,450.00	0.17%	8.743	437	78.67	729
47	1	337,819.63	0.01%	7.977	346	60.50	785
56	22	8,121,589.17	0.36%	7.873	355	78.07	701
57	199	71,373,781.91	3.14%	8.043	360	78.10	721
58	317	115,249,811.62	5.07%	8.044	371	75.41	715
59	492	196,670,974.47	8.65%	7.893	373	75.12	723
60	450	146,467,267.18	6.44%	8.116	398	71.70	707
61	87	27,608,588.00	1.21%	3.332	394	70.71	714
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	5,131	1,823,945,057.40	80.22%	8.199	396	76.28	708
1	246	83,137,598.88	3.66%	2.248	397	72.74	708
2	19	5,735,628.13	0.25%	1.793	359	74.40	762
55	22	8,121,589.17	0.36%	7.873	355	78.07	701
56	196	70,366,599.69	3.09%	8.043	360	78.32	720
57	292	103,270,901.59	4.54%	8.048	372	75.60	716
58	371	140,839,278.60	6.19%	7.841	377	75.68	724
59	85	38,161,468.00	1.68%	8.105	365	77.42	724
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	5,572	1,982,868,674.58	87.21%	7.917	397	75.91	709
60	790	290,709,446.88	12.79%	8.005	357	77.89	718
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	5,341	1,894,020,080.53	83.31%	7.948	396	76.13	708
3	55	18,798,203.88	0.83%	5.235	360	74.89	736
60	966	360,759,837.05	15.87%	7.969	371	76.41	721
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	6,123	2,176,535,885.81	95.73%	7.929	393	76.11	710
6	239	97,042,235.65	4.27%	7.922	358	77.41	720
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	4,770	1,698,075,757.34	74.69%	7.973	396	76.72	708
24	24	9,672,532.14	0.43%	8.867	403	76.61	713
60	1,568	565,829,831.98	24.89%	7.778	378	74.49	716
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	189	55,792,726.95	2.45%	7.970	379	74.44	718
20.01 -25.00	232	78,646,328.73	3.46%	7.968	378	75.11	715
25.01 -30.00	431	139,691,484.24	6.14%	7.779	385	75.69	713
30.01 -35.00	921	324,772,119.57	14.28%	7.815	390	76.43	711
35.01 -40.00	2,106	791,038,255.91	34.79%	7.842	391	76.55	710
40.01 -45.00	767	290,406,658.07	12.77%	7.907	399	77.82	708
45.01 -50.00	151	51,847,142.43	2.28%	7.969	384	79.91	712
50.01 -55.00	18	5,817,753.69	0.26%	8.132	360	79.89	729
55.01 -60.00	6	2,082,077.48	0.09%	8.200	357	68.23	673
60.01+	3	593,800.00	0.03%	8.205	401	82.50	711
N/A	1,538	532,889,774.39	23.44%	8.160	397	74.62	709
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	6,347	2,270,055,610.99	99.85%	7.928	392	76.17	710
1	14	3,340,129.51	0.15%	8.108	390	75.42	0
2	1	182,380.96	0.01%	7.827	353	79.98	0
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	6,360	2,272,980,456.87	99.97%	7.929	392	76.17	710
1	2	597,664.59	0.03%	8.057	354	79.99	0
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710
Total	6,362	2,273,578,121.46	100.00%	7.929	392	76.17	710

Group 1 Statistical Mortgage Loans
(excluding the indicative mortgage loans)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$964,954,923	$41,000	$803,226
Average Scheduled Principal Balance	$265,462
Number of Mortgage Loans	3,635

Weighted Average Gross Coupon	7.937%	1.000%	9.927%
Weighted Average FICO Score	708	620	819
Weighted Average Original LTV	75.69%	12.82%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	78.12%	12.82%	100.00%

Weighted Average Original Term	396 months	360 months	480 months
Weighted Average Stated Remaining Term	394 months	347 months	480 months
Weighted Average Seasoning	2 months	0 months	13 months

Weighted Average Gross Margin	3.408%	1.800%	5.100%
Weighted Average Minimum Interest Rate	3.408%	1.800%	5.100%
Weighted Average Maximum Interest Rate	10.551%	8.500%	13.750%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	120
Weighted Average Months to Roll	9 months	1 months	59 months

Maturity Date		Nov 1 2035	Dec 1 2046
Maximum Zip Code Concentration	0.60%	34747

ARM	100.00%	First Lien	100.00%

Negam 5/1 MO MTA	2.77%	Cash Out Refinance	59.09%
Negam 5/1 MO MTA IO Yr 5-10	9.80%	Purchase	11.86%
Negam 5/6 MO Libor IO Yr 5-10	1.55%	Rate/Term Refinance	29.05%
Negam MTA	78.36%
Negam MTA 2 Yr Fixed Pay	0.26%	Condominium	9.85%
Negam MTA 5 Yr Fixed Pay	7.26%	Planned Unit Development	17.51%
		Single Family	64.72%
Interest Only	11.35%	Townhouse	0.50%
Not Interest Only	88.65%	Two-to-Four Family	7.42%

Hybrid	14.11%	Investor	16.85%
Not a Hybrid	85.89%	Primary	77.73%
		Second Home	5.41%
Prepay Penalty: N/A	12.70%
Prepay Penalty: 6 months	0.32%	Top 5 States:
Prepay Penalty: 12 months	11.88%	California	40.92%
Prepay Penalty: 24 months	3.17%	Florida	17.11%
Prepay Penalty: 30 months	0.05%	Arizona	6.36%
Prepay Penalty: 36 months	71.88%	Virginia	4.65%
		Illinois	3.55%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	2	90,651.01	0.01%	7.327	357	31.67	750
50,000.01 - 100,000.00	103	8,671,599.70	0.90%	7.887	380	69.72	715
100,000.01 - 150,000.00	331	42,377,377.10	4.39%	7.889	388	74.37	712
150,000.01 - 200,000.00	529	93,914,047.09	9.73%	7.890	388	74.43	710
200,000.01 - 250,000.00	659	148,041,522.28	15.34%	8.011	397	75.76	711
250,000.01 - 300,000.00	673	185,770,844.23	19.25%	8.006	394	76.26	708
300,000.01 - 350,000.00	600	194,749,940.97	20.18%	7.917	396	75.56	705
350,000.01 - 400,000.00	524	197,384,613.80	20.46%	7.909	398	76.57	705
400,000.01 - 450,000.00	165	67,753,051.17	7.02%	7.894	386	75.26	715
450,000.01 - 500,000.00	23	11,010,960.14	1.14%	7.758	368	76.03	696
500,000.01 - 550,000.00	10	5,267,827.08	0.55%	8.089	393	74.53	691
550,000.01 - 600,000.00	9	5,213,299.81	0.54%	7.641	372	75.74	722
600,000.01 - 650,000.00	4	2,497,139.70	0.26%	6.648	388	73.98	709
650,000.01 - 700,000.00	1	677,937.03	0.07%	8.077	358	73.12	707
700,000.01 - 750,000.00	1	730,886.10	0.08%	8.727	478	80.00	743
800,000.01 - 850,000.00	1	803,225.88	0.08%	8.577	476	74.96	728
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	72	19,567,500.00	2.03%	1.146	397	69.41	722
1.500 - 1.999	40	10,329,100.00	1.07%	1.805	368	72.25	721
2.000 - 2.499	33	9,405,360.00	0.97%	2.272	415	73.30	696
2.500 - 2.999	7	1,554,800.00	0.16%	2.577	429	73.99	652
3.000 - 3.499	2	298,600.00	0.03%	3.224	423	77.06	645
3.500 - 3.999	1	246,000.00	0.03%	3.650	480	75.00	642
4.500 - 4.999	1	129,150.00	0.01%	4.625	357	85.00	723
5.500 - 5.999	1	162,500.00	0.02%	5.875	358	65.00	747
6.000 - 6.499	1	320,000.00	0.03%	6.375	358	46.38	771
6.500 - 6.999	25	7,101,449.64	0.74%	6.813	380	63.73	740
7.000 - 7.499	129	34,651,837.52	3.59%	7.262	367	71.76	727
7.500 - 7.999	779	209,508,385.59	21.71%	7.783	379	73.50	716
8.000 - 8.499	1,608	427,412,548.77	44.29%	8.228	390	75.69	704
8.500 - 8.999	774	200,615,445.65	20.79%	8.666	418	78.51	705
9.000 - 9.499	155	41,900,026.53	4.34%	9.167	417	82.60	706
9.500 - 9.999	7	1,752,219.39	0.18%	9.588	374	85.48	687
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	45	11,782,365.30	1.22%	8.178	385	72.05	622
625-649	326	87,829,679.76	9.10%	8.109	393	73.06	638
650-674	553	148,560,275.61	15.40%	7.978	394	75.09	663
675-699	739	198,526,388.78	20.57%	7.984	394	77.06	687
700-724	620	166,758,945.35	17.28%	7.951	395	77.14	711
725-749	552	145,637,580.11	15.09%	7.924	394	77.24	736
750-774	467	119,955,066.57	12.43%	7.714	391	75.19	761
775-799	265	68,083,674.79	7.06%	7.863	395	73.15	786
800+	68	17,820,946.82	1.85%	7.802	399	67.74	807
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	207	45,137,865.71	4.68%	7.584	387	40.94	722
50.00- 54.99	81	20,428,449.02	2.12%	7.515	388	52.60	714
55.00- 59.99	127	33,959,387.95	3.52%	7.728	393	57.60	718
60.00- 64.99	166	41,871,317.81	4.34%	7.678	391	62.51	705
65.00- 69.99	238	62,978,420.75	6.53%	7.464	392	67.79	707
70.00- 74.99	334	94,740,868.74	9.82%	7.863	389	72.24	700
75.00- 79.99	613	169,464,744.61	17.56%	7.921	389	77.11	702
80.00	1,209	332,860,876.24	34.49%	7.947	392	80.00	707
80.01- 84.99	51	13,198,156.87	1.37%	8.334	395	83.56	711
85.00- 89.99	176	45,407,804.41	4.71%	8.405	412	88.32	707
90.00- 94.99	345	84,133,665.64	8.72%	8.440	414	90.56	715
95.00- 99.99	63	16,005,125.17	1.66%	8.261	406	95.20	730
100.00	25	4,768,240.17	0.49%	8.819	362	100.00	747
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	2,975	801,441,930.83	83.05%	7.839	391	72.75	707
LTV > 80 Amerin	9	2,329,415.79	0.24%	8.184	436	89.57	676
LTV > 80 GEMICO	7	2,060,908.37	0.21%	8.229	439	91.99	682
LTV > 80 Genworth	19	5,412,695.49	0.56%	8.247	414	90.64	705
LTV > 80 MGIC	90	21,620,855.24	2.24%	8.499	390	90.79	716
LTV > 80 PMI	74	17,836,924.10	1.85%	8.419	421	89.62	703
LTV > 80 Radian	9	2,791,694.99	0.29%	8.207	356	90.48	721
LTV > 80 Republic	91	23,747,732.92	2.46%	8.266	404	89.91	719
LTV > 80 Triad Guaranty	72	16,239,212.26	1.68%	8.436	365	90.97	731
LTV > 80 United Guaranty	289	71,473,553.10	7.41%	8.467	425	89.79	716
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	202	43,442,323.34	4.50%	7.569	387	40.90	721
50.00- 54.99	80	20,353,542.66	2.11%	7.597	389	52.18	714
55.00- 59.99	123	32,777,156.37	3.40%	7.727	394	57.59	720
60.00- 64.99	164	41,439,669.13	4.29%	7.674	390	62.32	706
65.00- 69.99	233	62,457,802.96	6.47%	7.455	392	67.43	708
70.00- 74.99	282	79,258,842.72	8.21%	7.938	387	72.16	701
75.00- 79.99	512	139,167,414.03	14.42%	7.912	387	76.86	701
80.00	714	187,442,508.48	19.43%	7.993	392	79.83	708
80.01- 84.99	85	24,534,677.35	2.54%	7.927	398	80.56	716
85.00- 89.99	323	88,929,517.84	9.22%	8.065	407	83.34	702
90.00- 94.99	728	195,564,666.06	20.27%	8.106	402	84.14	708
95.00- 99.99	114	31,571,786.45	3.27%	8.342	399	87.52	724
100.00	75	18,015,015.70	1.87%	8.281	370	84.99	732
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	2,567	675,486,981.14	70.00%	7.862	358	75.01	708
480	1,068	289,467,941.95	30.00%	8.110	478	77.29	708
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	2,567	675,486,981.14	70.00%	7.862	358	75.01	708
361+	1,068	289,467,941.95	30.00%	8.110	478	77.29	708
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 5/1 MO MTA	89	26,683,512.60	2.77%	7.773	424	64.87	729
Negam 5/1 MO MTA IO Yr 5-10	358	94,518,645.95	9.80%	8.046	357	75.78	719
Negam 5/6 MO Libor IO Yr 5-10	55	14,963,998.76	1.55%	7.412	358	74.41	728
Negam MTA	2,856	756,181,503.80	78.36%	7.986	398	76.35	706
Negam MTA 2 Yr Fixed Pay	8	2,537,574.12	0.26%	8.853	391	74.23	703
Negam MTA 5 Yr Fixed Pay	269	70,069,687.86	7.26%	7.402	389	72.94	708
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6 Month LIBOR	55	14,963,998.76	1.55%	7.412	358	74.41	728
MTA	3,580	949,990,924.33	98.45%	7.945	394	75.71	708
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	469	122,560,461.19	12.70%	7.603	384	75.84	717
Prepay Penalty: 6 months	10	3,129,930.00	0.32%	9.012	409	74.16	731
Prepay Penalty: 12 months	399	114,647,230.71	11.88%	7.885	388	75.53	712
Prepay Penalty: 24 months	111	30,555,655.03	3.17%	7.915	371	74.33	709
Prepay Penalty: 30 months	2	459,375.56	0.05%	7.751	358	50.44	786
Prepay Penalty: 36 months	2,644	693,602,270.60	71.88%	8.000	397	75.77	706
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fast Forward *	12	2,811,786.39	0.29%	6.472	391	61.64	731
Full Documentation	253	59,719,648.69	6.19%	7.857	369	79.15	723
Full/Alternate *	131	28,154,331.66	2.92%	7.478	399	75.00	703
NINA	324	84,438,159.20	8.75%	7.601	385	67.85	704
NISA	3	1,048,126.92	0.11%	8.385	357	79.43	657
NIVA **	739	206,542,363.49	21.40%	8.193	391	78.24	710
No Documentation	198	49,534,852.88	5.13%	8.465	409	74.31	720
No Ratio *	20	7,303,082.14	0.76%	8.661	381	77.65	682
SISA	367	92,035,180.22	9.54%	8.124	417	78.41	705
SIVA	1,588	433,367,391.50	44.91%	7.817	393	75.20	706
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708
* IndyMac Only
** Includes No Ratio loans from sellers other than IndyMac

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	2,113	570,201,546.10	59.09%	7.853	392	72.80	706
Purchase	490	114,454,848.39	11.86%	8.296	400	84.33	733
Rate/Term Refinance	1,032	280,298,528.60	29.05%	7.960	395	78.05	702
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	404	95,073,898.31	9.85%	8.033	397	79.48	720
Planned Unit Development	627	168,980,297.53	17.51%	7.985	405	78.34	713
Single Family	2,369	624,478,568.69	64.72%	7.891	390	74.55	705
Townhouse	22	4,852,308.77	0.50%	8.359	393	75.23	690
Two-to-Four Family	213	71,569,849.79	7.42%	8.066	393	74.40	710
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	684	162,613,002.98	16.85%	8.432	404	79.49	724
Primary	2,741	750,089,618.85	77.73%	7.822	391	74.30	703
Second Home	210	52,252,301.26	5.41%	8.046	395	83.80	731
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	3	547,313.63	0.06%	7.962	356	79.06	701
Alaska	1	224,653.52	0.02%	7.500	357	80.00	762
Arizona	245	61,351,515.08	6.36%	8.005	414	80.14	712
California	1,282	394,878,776.01	40.92%	7.991	395	71.86	705
Colorado	62	13,230,439.15	1.37%	8.049	404	80.64	722
Connecticut	27	6,695,104.64	0.69%	8.293	368	75.44	696
Delaware	8	1,859,877.25	0.19%	8.221	398	74.28	728
District of Columbia	8	2,413,170.62	0.25%	8.220	399	72.81	692
Florida	707	165,070,041.65	17.11%	8.180	400	79.99	714
Georgia	33	7,135,569.07	0.74%	7.898	381	79.67	722
Hawaii	19	8,230,132.59	0.85%	6.996	371	68.77	714
Idaho	11	2,291,315.58	0.24%	8.126	402	79.28	735
Illinois	144	34,298,371.01	3.55%	8.139	397	81.73	707
Indiana	3	366,565.70	0.04%	8.371	358	91.42	710
Kansas	4	829,800.00	0.09%	8.290	430	86.73	722
Kentucky	3	584,443.17	0.06%	8.210	356	89.50	665
Louisiana	2	301,608.71	0.03%	8.556	356	90.00	701
Maine	5	1,133,194.82	0.12%	4.817	418	72.34	747
Maryland	121	31,532,998.95	3.27%	7.915	380	78.02	709
Massachusetts	42	11,319,465.43	1.17%	7.922	379	72.04	712
Michigan	51	8,577,889.97	0.89%	7.924	395	79.89	693
Minnesota	39	8,515,123.47	0.88%	7.558	379	81.01	714
Missouri	19	3,194,690.51	0.33%	7.768	378	80.53	716
Montana	1	281,697.51	0.03%	7.625	356	64.37	711
Nebraska	2	249,337.47	0.03%	7.796	358	73.47	706
Nevada	99	25,153,982.73	2.61%	7.811	410	77.94	706
New Hampshire	13	3,101,147.54	0.32%	6.938	379	75.04	706
New Jersey	72	19,433,518.01	2.01%	7.304	370	74.18	704
New Mexico	10	2,489,939.73	0.26%	6.650	407	80.28	702
New York	78	25,333,578.31	2.63%	7.252	374	69.98	707
North Carolina	16	3,217,918.15	0.33%	7.286	361	69.82	741
North Dakota	1	88,200.00	0.01%	7.777	358	90.00	669
Ohio	42	8,639,397.70	0.90%	5.278	384	78.51	731
Oregon	47	11,474,160.44	1.19%	8.073	390	74.77	717
Pennsylvania	48	8,833,615.14	0.92%	8.031	372	81.14	709
Rhode Island	13	3,104,250.00	0.32%	8.232	411	77.37	701
South Carolina	14	3,132,939.81	0.32%	7.198	380	78.19	680
South Dakota	2	339,717.58	0.04%	7.818	359	84.58	746
Tennessee	5	913,985.75	0.09%	7.991	357	73.65	707
Texas	13	1,791,217.23	0.19%	7.951	392	83.24	695
Utah	17	4,144,008.95	0.43%	7.177	358	76.31	705
Vermont	1	200,000.00	0.02%	7.997	478	60.98	682
Virginia	161	44,868,298.32	4.65%	8.018	383	78.08	699
Washington	110	27,478,192.11	2.85%	8.029	386	76.76	710
West Virginia	3	631,000.00	0.07%	1.162	360	79.87	748
Wisconsin	27	5,152,496.99	0.53%	8.253	375	81.06	720
Wyoming	1	320,263.09	0.03%	8.352	355	95.00	800
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	175,000.00	0.02%	6.627	359	61.40	743
2.000 - 2.499	93	25,976,395.42	2.69%	7.176	360	73.21	728
2.500 - 2.999	383	101,856,431.32	10.56%	7.345	375	72.82	716
3.000 - 3.499	1,858	499,590,940.80	51.77%	7.810	384	74.04	708
3.500 - 3.999	975	255,050,119.22	26.43%	8.158	420	78.15	703
4.000 - 4.499	299	75,099,817.35	7.78%	8.964	404	82.21	707
4.500 - 4.999	25	6,946,563.11	0.72%	9.292	398	85.27	695
5.000 - 5.499	1	259,655.87	0.03%	9.927	478	80.00	691
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	175,000.00	0.02%	6.627	359	61.40	743
2.000 - 2.499	93	25,976,395.42	2.69%	7.176	360	73.21	728
2.500 - 2.999	383	101,856,431.32	10.56%	7.345	375	72.82	716
3.000 - 3.499	1,858	499,590,940.80	51.77%	7.810	384	74.04	708
3.500 - 3.999	975	255,050,119.22	26.43%	8.158	420	78.15	703
4.000 - 4.499	299	75,099,817.35	7.78%	8.964	404	82.21	707
4.500 - 4.999	25	6,946,563.11	0.72%	9.292	398	85.27	695
5.000 - 5.499	1	259,655.87	0.03%	9.927	478	80.00	691
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	4	863,135.01	0.09%	4.701	423	75.06	721
9.500 - 9.999	2,438	650,925,478.79	67.46%	7.787	395	74.96	704
10.000 -10.499	19	5,635,295.76	0.58%	8.253	374	73.20	701
10.500 -10.999	623	155,882,069.07	16.15%	8.502	412	80.77	714
11.000 -11.499	10	3,827,790.94	0.40%	8.641	358	74.72	728
11.500 -11.999	49	14,002,677.60	1.45%	8.426	392	73.83	690
12.000 -12.499	36	9,705,226.99	1.01%	7.304	388	71.66	735
12.500 -12.999	410	110,751,217.15	11.48%	7.960	362	74.43	723
13.000 -13.499	40	11,512,116.60	1.19%	8.204	423	69.12	709
13.500 -13.999	6	1,849,915.18	0.19%	8.663	457	67.30	723
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	3,579	949,824,924.33	98.43%	7.945	394	75.71	708
1.000	56	15,129,998.76	1.57%	7.406	358	74.30	727
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	357	93,877,838.63	9.73%	8.023	357	75.88	719
7.500	3,278	871,077,084.46	90.27%	7.927	398	75.67	707
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	975	270,625,623.49	28.05%	8.074	378	73.99	705
Neg Amort Limit: 115-119.9	2,261	584,326,002.44	60.55%	7.868	405	77.21	707
Neg Amort Limit: 120-124.9	399	110,003,297.16	11.40%	7.964	373	71.81	720
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1,705	466,406,267.03	48.33%	7.717	393	72.75	699
02/01/07	1,428	362,382,498.75	37.55%	8.224	404	80.30	715
07/01/11	13	3,611,859.77	0.37%	7.948	355	73.98	700
08/01/11	120	31,416,081.19	3.26%	8.019	358	75.46	722
09/01/11	168	43,996,410.68	4.56%	7.986	370	73.57	715
10/01/11	155	43,763,735.66	4.54%	7.893	384	71.78	729
11/01/11	41	12,090,570.01	1.25%	7.605	358	74.48	724
12/01/11	5	1,287,500.00	0.13%	7.303	358	70.70	748
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1	293,653.20	0.03%	8.152	348	70.00	668
02/01/07	1	375,553.65	0.04%	8.952	349	80.00	730
04/01/07	2	517,487.27	0.05%	8.277	351	82.82	758
05/01/07	5	860,093.16	0.09%	8.430	351	79.10	717
06/01/07	4	1,363,250.26	0.14%	8.494	389	74.99	676
07/01/07	28	7,664,579.49	0.79%	8.510	355	78.01	681
08/01/07	108	28,608,851.58	2.96%	8.286	382	75.27	699
09/01/07	74	19,833,022.59	2.06%	8.271	379	71.53	698
10/01/07	510	144,561,060.16	14.98%	8.229	391	74.40	696
11/01/07	457	126,123,721.12	13.07%	8.195	394	74.51	705
12/01/07	1,293	333,610,438.11	34.57%	8.202	403	77.58	710
01/01/08	381	94,535,185.00	9.80%	6.350	413	78.24	711
11/01/08	7	2,181,324.12	0.23%	8.833	396	74.10	691
12/01/08	1	356,250.00	0.04%	8.977	359	75.00	771
08/01/11	13	3,611,859.77	0.37%	7.948	355	73.98	700
09/01/11	122	31,912,723.42	3.31%	8.012	358	75.01	723
10/01/11	174	45,549,762.39	4.72%	7.986	370	73.49	716
11/01/11	171	48,379,599.82	5.01%	7.939	383	72.45	727
12/01/11	240	63,317,357.98	6.56%	7.984	385	73.42	709
01/01/12	43	11,299,150.00	1.17%	3.820	392	72.96	711
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	3,117	824,614,815.78	85.46%	7.970	398	76.06	706
2	16	4,173,950.00	0.43%	1.809	359	74.17	767
55	13	3,611,859.77	0.37%	7.948	355	73.98	700
56	120	31,416,081.19	3.26%	8.019	358	75.46	722
57	179	47,335,454.63	4.91%	7.975	369	73.19	717
58	175	49,174,011.72	5.10%	7.801	381	72.33	727
59	15	4,628,750.00	0.48%	8.001	359	75.30	735
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1	293,653.20	0.03%	8.152	348	70.00	668
2	1	375,553.65	0.04%	8.952	349	80.00	730
3	1	145,976.00	0.02%	8.277	350	90.00	680
4	4	960,130.88	0.10%	8.201	351	79.19	737
5	3	429,973.91	0.04%	8.751	352	79.99	743
6	16	4,546,657.92	0.47%	8.220	364	76.29	687
7	44	10,961,198.93	1.14%	8.373	355	78.21	705
8	91	24,637,427.25	2.55%	8.321	388	75.06	693
9	136	39,204,124.98	4.06%	8.217	372	75.29	707
10	616	172,281,211.86	17.85%	8.199	393	74.80	697
11	1,088	279,342,320.52	28.95%	8.311	409	78.77	712
12	756	195,982,731.49	20.31%	8.160	399	75.08	707
13	107	29,185,935.00	3.02%	1.605	398	71.20	706
23	7	2,181,324.12	0.23%	8.833	396	74.10	691
24	1	356,250.00	0.04%	8.977	359	75.00	771
56	13	3,611,859.77	0.37%	7.948	355	73.98	700
57	122	31,912,723.42	3.31%	8.012	358	75.01	723
58	186	49,219,631.35	5.10%	7.978	369	73.14	717
59	208	58,960,870.67	6.11%	7.851	379	72.38	727
60	191	49,066,218.17	5.08%	8.109	393	74.07	703
61	43	11,299,150.00	1.17%	3.820	392	72.96	711
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	2,965	783,602,130.78	81.21%	8.271	398	76.30	705
1	152	41,012,685.00	4.25%	2.221	396	71.57	707
2	16	4,173,950.00	0.43%	1.809	359	74.17	767
55	13	3,611,859.77	0.37%	7.948	355	73.98	700
56	120	31,416,081.19	3.26%	8.019	358	75.46	722
57	179	47,335,454.63	4.91%	7.975	369	73.19	717
58	175	49,174,011.72	5.10%	7.801	381	72.33	727
59	15	4,628,750.00	0.48%	8.001	359	75.30	735
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	3,222	855,472,278.38	88.65%	7.934	398	75.70	707
60	413	109,482,644.71	11.35%	7.959	357	75.59	720
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	3,101	820,496,683.35	85.03%	7.971	398	76.07	706
3	32	8,292,082.43	0.86%	4.763	358	74.38	741
60	502	136,166,157.31	14.11%	7.922	370	73.49	722
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	3,563	944,587,992.00	97.89%	7.941	395	75.72	708
6	72	20,366,931.09	2.11%	7.710	358	74.33	731
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	2,864	758,346,895.59	78.59%	7.984	398	76.30	706
24	8	2,537,574.12	0.26%	8.853	391	74.23	703
60	763	204,070,453.38	21.15%	7.747	377	73.44	717
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	3,635	964,954,923.09	100.00%	7.937	394	75.69	708
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	104	23,056,318.65	2.39%	7.906	385	72.68	725
20.01 -25.00	141	35,475,072.32	3.68%	7.927	382	74.79	720
25.01 -30.00	278	66,688,405.50	6.91%	7.714	389	76.43	714
30.01 -35.00	561	146,736,671.87	15.21%	7.872	390	74.97	709
35.01 -40.00	1,194	329,746,741.14	34.17%	7.776	393	75.88	705
40.01 -45.00	424	115,105,677.92	11.93%	8.083	402	77.89	702
45.01 -50.00	92	22,418,865.60	2.32%	7.973	388	80.28	711
50.01 -55.00	10	3,003,267.64	0.31%	8.024	364	77.78	731
55.01 -60.00	4	1,117,295.74	0.12%	8.570	356	76.34	679
N/A	827	221,606,606.71	22.97%	8.207	399	74.48	710
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,635	964,954,923.09	100.00%	7.937	394	75.69	708
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,635	964,954,923.09	100.00%	7.937	394	75.69	708
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,635	964,954,923.09	100.00%	7.937	394	75.69	708
Total	3,635	964,954,923.09	100.00%	7.937	394	75.69	708

Group 2 Statistical Mortgage Loans
(excluding the indicative mortgage loans)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,308,623,198	$68,600	$2,200,000
Average Scheduled Principal Balance	$479,876
Number of Mortgage Loans	2,727

Weighted Average Gross Coupon	7.923%	1.000%	10.000%
Weighted Average FICO Score	711	596	820
Weighted Average Original LTV	76.52%	18.38%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	82.04%	18.38%	100.00%

Weighted Average Original Term	393 months	360 months	480 months
Weighted Average Stated Remaining Term	391 months	345 months	480 months
Weighted Average Seasoning	2 months	0 months	15 months

Weighted Average Gross Margin	3.273%	1.850%	5.000%
Weighted Average Minimum Interest Rate	3.273%	1.850%	5.000%
Weighted Average Maximum Interest Rate	10.637%	7.700%	24.000%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	113	110	120
Weighted Average Months to Roll	11 months	1 month	59 months

Maturity Date		Sep 1 2035	Dec 1 2046
Maximum Zip Code Concentration	0.80%	33897

ARM	100.00%	First Lien	100.00%

Negam 5/1 MO MTA	3.31%	Cash Out Refinance	38.70%
Negam 5/1 MO MTA IO Yr 5-10	9.12%	Purchase	40.07%
Negam 5/6 MO Libor IO Yr 5-10	4.72%	Rate/Term Refinance	21.23%
Negam LIBOR	0.24%
Negam MTA	71.34%	Condominium	5.87%
Negam MTA 2 Yr Fixed Pay	0.55%	Cooperative	0.02%
Negam MTA 5 Yr Fixed Pay	10.71%	Planned Unit Development	20.26%
		Single Family	70.85%
Interest Only	13.85%	Townhouse	0.34%
Not Interest Only	86.15%	Two-to-Four Family	2.67%

Hybrid	17.16%	Investor	3.92%
Not a Hybrid	82.84%	Primary	91.27%
		Second Home	4.81%
Prepay Penalty: N/A	16.31%
Prepay Penalty: 6 months	0.20%	Top 5 States:
Prepay Penalty: 7 months	0.33%	California	63.58%
Prepay Penalty: 12 months	15.72%	Florida	10.81%
Prepay Penalty: 24 months	4.72%	Virginia	3.95%
Prepay Penalty: 36 months	62.66%	Arizona	3.37%
Prepay Penalty: 42 months	0.06%	New York	2.23%
Prepay Penalty: 60 months	0.01%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	12	1,062,597.26	0.08%	6.823	381	74.16	710
100,000.01 - 150,000.00	54	7,050,828.06	0.54%	8.045	375	65.19	726
150,000.01 - 200,000.00	133	23,700,864.38	1.81%	7.877	375	74.17	717
200,000.01 - 250,000.00	179	40,538,272.83	3.10%	7.881	383	78.05	713
250,000.01 - 300,000.00	179	49,451,787.40	3.78%	7.948	384	80.68	723
300,000.01 - 350,000.00	193	62,757,008.92	4.80%	7.907	385	80.80	713
350,000.01 - 400,000.00	177	66,332,905.56	5.07%	7.909	384	80.73	723
400,000.01 - 450,000.00	355	153,228,426.47	11.71%	7.982	394	77.76	712
450,000.01 - 500,000.00	401	190,631,321.59	14.57%	7.839	392	77.99	706
500,000.01 - 550,000.00	263	137,858,043.26	10.53%	7.962	394	77.64	707
550,000.01 - 600,000.00	230	132,100,193.24	10.09%	7.893	391	77.67	709
600,000.01 - 650,000.00	191	120,300,065.38	9.19%	7.996	393	76.56	716
650,000.01 - 700,000.00	67	45,361,966.65	3.47%	7.836	382	74.39	702
700,000.01 - 750,000.00	65	47,305,001.64	3.61%	7.967	398	74.60	711
750,000.01 - 800,000.00	44	34,042,710.03	2.60%	8.031	387	74.09	708
800,000.01 - 850,000.00	28	23,150,751.66	1.77%	8.011	392	70.89	709
850,000.01 - 900,000.00	22	19,351,361.99	1.48%	8.118	374	74.27	715
900,000.01 - 950,000.00	19	17,655,123.26	1.35%	8.093	395	74.41	719
950,000.01 - 1,000,000.00	51	50,216,350.26	3.84%	7.782	403	72.19	712
1,000,000.01 - 1,050,000.00	9	9,140,080.59	0.70%	8.143	411	70.05	725
1,050,000.01 - 1,100,000.00	6	6,437,929.98	0.49%	8.233	378	73.21	690
1,100,000.01 - 1,150,000.00	7	7,844,921.99	0.60%	7.199	393	74.54	726
1,150,000.01 - 1,200,000.00	2	2,344,475.80	0.18%	7.876	417	77.53	692
1,200,000.01 - 1,250,000.00	2	2,464,837.07	0.19%	8.746	478	74.92	701
1,250,000.01 - 1,300,000.00	6	7,659,663.44	0.59%	7.892	418	72.20	732
1,300,000.01 - 1,350,000.00	5	6,656,085.31	0.51%	7.959	357	66.63	701
1,350,000.01 - 1,400,000.00	3	4,125,318.16	0.32%	8.098	438	68.05	717
1,400,000.01 - 1,450,000.00	5	7,196,980.42	0.55%	7.847	357	64.70	733
1,450,000.01 - 1,500,000.00	5	7,429,014.77	0.57%	7.416	383	62.77	696
1,500,000.01 - 1,550,000.00	2	3,012,189.98	0.23%	7.550	356	64.43	738
1,550,000.01 - 1,600,000.00	1	1,558,252.87	0.12%	7.477	478	63.69	664
1,600,000.01 - 1,650,000.00	3	4,875,646.24	0.37%	8.059	358	58.57	731
1,650,000.01 - 1,700,000.00	1	1,675,240.27	0.13%	8.125	357	75.00	688
1,750,000.01 - 1,800,000.00	1	1,800,000.00	0.14%	7.777	359	43.90	682
1,850,000.01 - 1,900,000.00	1	1,884,410.16	0.14%	7.627	356	75.00	696
1,900,000.01 - 1,950,000.00	1	1,920,765.53	0.15%	8.000	356	63.60	729
2,000,000.01 - 2,050,000.00	1	2,015,894.34	0.15%	8.750	356	80.00	749
2,100,000.01 - 2,150,000.00	1	2,130,000.01	0.16%	7.625	357	60.00	641
2,150,000.01 - 2,200,000.00	2	4,355,911.60	0.33%	7.983	417	57.47	745
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	25	13,579,588.00	1.04%	1.118	401	77.70	722
1.500 - 1.999	26	10,866,597.48	0.83%	1.833	377	68.95	723
2.000 - 2.499	27	12,105,396.53	0.93%	2.212	410	71.79	702
2.500 - 2.999	6	1,943,800.00	0.15%	2.713	439	80.69	660
3.000 - 3.499	6	1,957,210.00	0.15%	3.219	401	80.26	679
6.000 - 6.499	3	1,147,950.00	0.09%	6.395	359	80.00	745
6.500 - 6.999	26	11,534,676.86	0.88%	6.788	357	76.76	738
7.000 - 7.499	160	86,084,450.09	6.58%	7.312	372	75.15	722
7.500 - 7.999	765	379,381,564.06	28.99%	7.787	383	75.39	716
8.000 - 8.499	1,188	546,953,247.56	41.80%	8.221	392	76.68	710
8.500 - 8.999	413	202,462,564.43	15.47%	8.663	407	78.37	703
9.000 - 9.499	79	39,359,877.80	3.01%	9.209	398	80.98	693
9.500 - 9.999	2	799,000.00	0.06%	9.820	359	79.94	680
10.000 -10.499	1	447,275.56	0.03%	10.000	357	89.04	713
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
575-599	1	320,000.00	0.02%	8.197	358	61.54	596
600-624	24	12,827,123.12	0.98%	8.399	390	74.69	622
625-649	165	85,496,121.64	6.53%	8.170	390	74.80	639
650-674	387	187,907,837.98	14.36%	7.995	391	76.86	664
675-699	506	257,136,310.26	19.65%	7.866	391	76.71	687
700-724	500	238,515,538.70	18.23%	7.963	388	77.19	712
725-749	423	212,771,700.78	16.26%	7.877	390	76.36	737
750-774	317	156,938,076.45	11.99%	7.744	397	76.88	761
775-799	198	93,012,188.42	7.11%	7.898	391	75.54	785
800+	62	26,486,149.13	2.02%	7.864	395	74.51	806
N/A	144	37,212,151.89	2.84%	8.075	375	77.16	0
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	67	24,646,693.57	1.88%	7.728	391	41.05	711
50.00- 54.99	38	18,598,849.35	1.42%	7.905	382	52.13	724
55.00- 59.99	41	22,345,206.12	1.71%	7.822	380	57.76	708
60.00- 64.99	87	52,938,346.08	4.05%	7.608	394	62.13	707
65.00- 69.99	159	89,873,268.67	6.87%	7.798	398	67.19	719
70.00- 74.99	235	129,623,118.03	9.91%	7.857	397	72.08	706
75.00- 79.99	515	266,471,764.90	20.36%	7.906	392	76.99	707
80.00	1,283	596,170,214.56	45.56%	7.933	386	80.00	714
80.01- 84.99	4	1,984,490.44	0.15%	8.390	392	83.52	679
85.00- 89.99	44	17,988,406.25	1.37%	8.447	401	88.67	696
90.00- 94.99	122	44,983,467.66	3.44%	8.205	397	90.90	705
95.00- 99.99	104	34,237,982.57	2.62%	8.270	407	95.14	712
100.00	28	8,761,390.17	0.67%	8.753	357	100.00	736
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	2,425	1,200,667,461.28	91.75%	7.887	390	75.08	712
LTV > 80 Amerin	7	2,659,496.58	0.20%	8.305	447	93.82	741
LTV > 80 GEMICO	7	2,038,330.91	0.16%	8.367	447	91.75	679
LTV > 80 Genworth	9	3,338,699.97	0.26%	8.056	399	91.64	699
LTV > 80 MGIC	61	21,644,598.41	1.65%	8.362	378	92.53	706
LTV > 80 Mi Present, unknown carrier	2	696,446.44	0.05%	8.449	356	92.53	692
LTV > 80 No MI	4	1,423,735.99	0.11%	8.920	357	86.80	698
LTV > 80 PMI	32	11,392,978.34	0.87%	8.234	420	92.23	714
LTV > 80 Radian	10	3,747,175.53	0.29%	8.457	372	90.43	687
LTV > 80 Republic	33	12,817,197.19	0.98%	7.974	403	91.50	714
LTV > 80 Triad Guaranty	61	20,996,688.89	1.60%	8.540	365	94.70	717
LTV > 80 United Guaranty	76	27,200,388.84	2.08%	8.268	425	91.88	700
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	66	24,396,879.10	1.86%	7.730	391	41.00	711
50.00- 54.99	37	17,093,869.91	1.31%	7.877	384	52.08	724
55.00- 59.99	38	19,618,219.02	1.50%	7.801	379	57.81	713
60.00- 64.99	83	48,494,234.48	3.71%	7.560	391	62.16	704
65.00- 69.99	143	77,737,767.04	5.94%	7.795	401	66.88	723
70.00- 74.99	198	105,211,152.43	8.04%	7.775	393	71.51	708
75.00- 79.99	366	188,374,208.30	14.39%	7.951	393	76.56	707
80.00	488	239,885,386.65	18.33%	7.956	393	79.57	709
80.01- 84.99	21	12,798,659.88	0.98%	7.963	413	77.61	700
85.00- 89.99	186	96,188,474.52	7.35%	7.978	401	79.70	704
90.00- 94.99	482	230,943,723.17	17.65%	7.852	395	81.28	703
95.00- 99.99	223	88,215,701.14	6.74%	8.182	394	85.38	712
100.00	396	159,664,922.73	12.20%	8.080	363	80.80	734
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	2,009	948,626,855.17	72.49%	7.891	357	76.54	711
480	718	359,996,343.20	27.51%	8.007	478	76.48	713
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	2,009	948,626,855.17	72.49%	7.891	357	76.54	711
361+	718	359,996,343.20	27.51%	8.007	478	76.48	713
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 5/1 MO MTA	87	43,366,877.57	3.31%	7.845	429	73.56	732
Negam 5/1 MO MTA IO Yr 5-10	238	119,401,136.57	9.12%	8.139	357	79.84	718
Negam 5/6 MO Libor IO Yr 5-10	139	61,825,665.60	4.72%	7.828	358	78.20	714
Negam LIBOR	5	3,144,765.78	0.24%	8.758	404	78.05	698
Negam MTA	1,894	933,576,765.37	71.34%	7.963	395	77.05	709
Negam MTA 2 Yr Fixed Pay	16	7,134,958.02	0.55%	8.872	407	77.46	717
Negam MTA 5 Yr Fixed Pay	348	140,173,029.46	10.71%	7.469	391	70.21	711
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6 Month LIBOR	139	61,825,665.60	4.72%	7.828	358	78.20	714
1 Month LIBOR	5	3,144,765.78	0.24%	8.758	404	78.05	698
MTA	2,583	1,243,652,766.99	95.04%	7.925	392	76.43	711
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	430	213,413,463.07	16.31%	7.750	376	76.45	720
Prepay Penalty: 6 months	6	2,638,806.68	0.20%	8.850	383	81.04	662
Prepay Penalty: 7 months	7	4,339,000.00	0.33%	7.901	358	74.81	707
Prepay Penalty: 12 months	375	205,698,487.26	15.72%	7.913	398	77.16	709
Prepay Penalty: 24 months	112	61,726,941.45	4.72%	8.004	385	76.69	709
Prepay Penalty: 36 months	1,793	819,918,766.58	62.66%	7.961	393	76.35	710
Prepay Penalty: 42 months	3	767,627.81	0.06%	7.772	354	83.25	708
Prepay Penalty: 60 months	1	120,105.52	0.01%	8.027	356	75.00	725
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fast Forward *	5	1,094,160.00	0.08%	7.635	359	69.55	769
Full Documentation	167	66,863,296.82	5.11%	7.966	363	83.26	717
Full/Alternate *	58	29,289,876.83	2.24%	7.837	405	79.40	697
NINA	314	115,197,671.27	8.80%	7.582	404	69.03	708
NISA	6	3,278,025.88	0.25%	8.484	358	69.94	676
NIVA **	889	443,395,140.41	33.88%	8.100	382	77.61	714
No Documentation	85	35,926,500.99	2.75%	8.468	408	73.18	721
No Ratio *	37	20,145,351.93	1.54%	8.440	369	79.53	698
SISA	122	61,412,613.43	4.69%	8.081	414	75.45	707
SIVA	1,044	532,020,560.81	40.65%	7.770	395	76.52	710
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711
* IndyMac Only
** Includes No Ratio loans from sellers other than IndyMac

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	951	506,481,984.92	38.70%	7.965	394	72.20	706
Purchase	1,282	524,382,408.03	40.07%	7.943	382	80.53	722
Rate/Term Refinance	494	277,758,805.42	21.23%	7.807	400	76.83	702
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	205	76,804,843.86	5.87%	7.913	394	79.43	722
Cooperative	1	218,189.51	0.02%	7.250	357	80.00	802
Planned Unit Development	567	265,171,373.21	20.26%	7.959	396	77.41	705
Single Family	1,876	927,116,561.84	70.85%	7.918	389	76.03	712
Townhouse	11	4,393,038.34	0.34%	7.334	382	78.89	673
Two-to-Four Family	67	34,919,191.61	2.67%	7.860	387	75.95	717
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	99	51,353,213.08	3.92%	8.220	386	76.70	717
Primary	2,459	1,194,356,583.31	91.27%	7.904	391	76.61	711
Second Home	169	62,913,401.98	4.81%	8.034	377	74.56	712
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	7	1,460,369.84	0.11%	8.004	357	84.59	712
Arizona	91	44,129,653.87	3.37%	8.058	390	77.94	704
California	1,625	831,999,611.35	63.58%	7.937	393	76.16	713
Colorado	13	6,379,350.64	0.49%	8.099	402	77.76	735
Connecticut	11	5,530,031.35	0.42%	7.365	358	65.63	671
Delaware	2	561,000.00	0.04%	7.852	359	71.27	717
District of Columbia	4	1,793,498.23	0.14%	8.129	393	83.27	685
Florida	391	141,404,399.53	10.81%	8.017	392	78.95	711
Georgia	18	7,649,533.12	0.58%	7.781	367	79.53	712
Hawaii	14	9,821,059.16	0.75%	7.743	400	67.18	715
Idaho	3	1,255,810.05	0.10%	8.112	368	70.76	712
Illinois	47	19,348,891.81	1.48%	7.851	390	80.74	699
Indiana	1	1,020,000.00	0.08%	7.877	478	66.73	760
Kansas	2	996,155.26	0.08%	7.777	358	84.40	738
Louisiana	2	365,936.88	0.03%	8.264	358	81.66	671
Maine	1	230,000.00	0.02%	8.077	359	58.97	730
Maryland	56	26,364,911.16	2.01%	7.779	380	75.46	700
Massachusetts	14	6,748,645.20	0.52%	7.985	371	69.23	707
Michigan	14	7,062,136.52	0.54%	8.092	406	77.96	726
Minnesota	12	3,567,438.91	0.27%	8.015	372	83.81	719
Missouri	5	1,322,803.06	0.10%	8.340	382	82.17	720
Nevada	41	17,004,795.85	1.30%	7.839	374	79.70	700
New Hampshire	2	392,000.00	0.03%	8.409	359	63.12	717
New Jersey	47	24,181,731.98	1.85%	7.292	384	71.15	714
New Mexico	2	664,934.55	0.05%	8.081	358	80.00	731
New York	58	29,168,764.70	2.23%	7.616	376	72.32	684
North Carolina	6	2,500,480.09	0.19%	6.862	381	79.29	700
Ohio	12	4,399,338.22	0.34%	4.834	368	79.91	735
Oklahoma	2	1,981,014.77	0.15%	6.049	390	68.59	695
Oregon	19	9,071,298.58	0.69%	8.131	384	76.65	708
Pennsylvania	17	5,980,831.70	0.46%	7.805	393	81.01	688
Rhode Island	2	771,000.00	0.06%	7.937	357	73.21	750
South Carolina	11	8,728,117.91	0.67%	7.948	389	67.10	747
South Dakota	1	241,284.73	0.02%	7.902	352	80.00	777
Tennessee	4	2,477,071.03	0.19%	8.268	382	73.05	758
Texas	7	3,472,132.09	0.27%	7.958	399	76.59	728
Utah	8	5,172,550.94	0.40%	7.695	359	71.17	711
Virginia	103	51,721,109.88	3.95%	8.268	390	80.28	702
Washington	44	19,658,014.58	1.50%	7.975	394	78.03	716
Wisconsin	8	2,025,490.83	0.15%	8.126	395	85.68	697
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	5	1,953,702.33	0.15%	6.635	357	81.96	726
2.000 - 2.499	190	84,861,237.26	6.48%	7.635	361	78.18	719
2.500 - 2.999	433	224,689,930.58	17.17%	7.435	378	74.66	719
3.000 - 3.499	1,376	663,221,165.41	50.68%	7.857	390	75.84	714
3.500 - 3.999	530	244,610,033.09	18.69%	8.303	416	77.11	700
4.000 - 4.499	179	81,834,240.12	6.25%	8.854	380	82.94	697
4.500 - 4.999	13	6,943,539.44	0.53%	9.398	396	81.47	663
5.000 - 5.499	1	509,350.14	0.04%	8.500	358	100.00	712
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	5	1,953,702.33	0.15%	6.635	357	81.96	726
2.000 - 2.499	190	84,861,237.26	6.48%	7.635	361	78.18	719
2.500 - 2.999	433	224,689,930.58	17.17%	7.435	378	74.66	719
3.000 - 3.499	1,376	663,221,165.41	50.68%	7.857	390	75.84	714
3.500 - 3.999	530	244,610,033.09	18.69%	8.303	416	77.11	700
4.000 - 4.499	179	81,834,240.12	6.25%	8.854	380	82.94	697
4.500 - 4.999	13	6,943,539.44	0.53%	9.398	396	81.47	663
5.000 - 5.499	1	509,350.14	0.04%	8.500	358	100.00	712
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500 - 7.999	1	444,960.00	0.03%	3.200	480	90.00	692
8.000 - 8.499	1	290,335.35	0.02%	6.727	355	95.00	641
9.500 - 9.999	1,906	903,935,710.97	69.08%	7.808	392	75.88	710
10.000 -10.499	21	10,364,265.38	0.79%	8.502	405	78.90	715
10.500 -10.999	267	128,040,468.43	9.78%	8.428	412	78.41	708
11.000 -11.499	14	7,431,514.64	0.57%	8.697	441	76.98	695
11.500 -11.999	40	18,715,079.37	1.43%	8.293	370	76.75	691
12.000 -12.499	31	16,900,875.54	1.29%	7.286	377	75.97	710
12.500 -12.999	335	170,116,363.40	13.00%	8.001	363	78.30	722
13.000 -13.499	91	42,148,090.15	3.22%	8.243	391	76.99	716
13.500 -13.999	18	8,753,833.96	0.67%	8.642	435	74.95	727
16.000 -16.499	1	502,558.00	0.04%	8.577	356	70.42	726
21.000+	1	979,143.18	0.07%	8.227	355	75.00	765
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	2,588	1,246,797,532.77	95.28%	7.927	392	76.44	711
1.000	139	61,825,665.60	4.72%	7.828	358	78.20	714
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	308	150,857,831.21	11.53%	8.120	357	79.62	717
7.500	2,419	1,157,765,367.16	88.47%	7.897	395	76.12	711
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	1,098	525,491,413.71	40.16%	8.022	378	76.46	710
Neg Amort Limit: 115-119.9	1,392	653,017,954.41	49.90%	7.817	402	76.76	710
Neg Amort Limit: 120-124.9	237	130,113,830.25	9.94%	8.052	381	75.57	724
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1,265	628,649,270.47	48.04%	7.784	398	74.56	704
02/01/07	998	455,380,248.16	34.80%	8.077	389	78.40	718
07/01/11	9	4,509,729.40	0.34%	7.814	355	81.34	702
08/01/11	76	38,950,518.50	2.98%	8.063	362	80.63	718
09/01/11	104	52,196,728.56	3.99%	8.096	377	77.45	714
10/01/11	161	75,700,163.67	5.78%	7.997	379	77.39	724
11/01/11	69	32,885,421.61	2.51%	7.816	366	77.87	724
12/01/11	45	20,351,118.00	1.56%	7.945	358	78.10	715
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
03/01/07	3	1,667,399.77	0.13%	8.461	350	79.05	667
04/01/07	4	2,338,714.19	0.18%	8.107	350	79.99	735
05/01/07	7	3,328,423.94	0.25%	7.968	352	79.74	715
06/01/07	16	4,508,333.23	0.34%	8.005	359	77.62	706
07/01/07	60	25,594,902.21	1.96%	8.245	362	76.10	723
08/01/07	117	53,762,956.88	4.11%	8.276	367	78.65	708
09/01/07	99	49,282,449.01	3.77%	8.227	382	76.29	707
10/01/07	378	181,773,148.89	13.89%	8.134	383	76.89	719
11/01/07	416	220,990,244.96	16.89%	8.033	397	76.79	710
12/01/07	665	328,663,700.67	25.12%	8.094	406	77.00	703
01/01/08	141	67,818,588.00	5.18%	6.100	416	78.10	712
11/01/08	9	3,726,758.02	0.28%	9.012	373	76.00	710
12/01/08	7	3,408,200.00	0.26%	8.718	445	79.05	724
11/01/10	1	337,819.63	0.03%	7.977	346	60.50	785
08/01/11	9	4,509,729.40	0.34%	7.814	355	81.34	702
09/01/11	76	38,950,518.50	2.98%	8.063	362	80.63	718
10/01/11	118	60,141,590.24	4.60%	8.076	373	76.77	714
11/01/11	197	94,796,621.57	7.24%	8.019	376	76.02	723
12/01/11	360	146,713,661.26	11.21%	7.996	386	72.81	712
01/01/12	44	16,309,438.00	1.25%	2.994	395	69.16	715
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,260	1,082,467,840.50	82.72%	7.916	395	76.18	710
2	3	1,561,678.13	0.12%	1.750	359	75.01	749
55	9	4,509,729.40	0.34%	7.814	355	81.34	702
56	76	38,950,518.50	2.98%	8.063	362	80.63	718
57	113	55,935,446.96	4.27%	8.111	376	77.65	715
58	196	91,665,266.88	7.00%	7.863	375	77.47	723
59	70	33,532,718.00	2.56%	8.120	365	77.72	723
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2	1	438,016.93	0.03%	7.402	349	80.00	741
3	5	3,001,958.40	0.23%	8.507	350	79.47	689
4	4	1,832,670.49	0.14%	7.910	351	80.00	732
5	19	6,136,250.94	0.47%	7.916	357	78.82	721
6	42	15,417,525.70	1.18%	8.159	360	77.01	736
7	75	31,680,775.31	2.42%	8.183	360	77.54	724
8	106	50,883,276.30	3.89%	8.312	371	78.08	705
9	231	110,613,923.16	8.45%	8.105	369	77.81	719
10	379	191,049,438.14	14.60%	8.103	393	76.59	713
11	599	298,361,655.42	22.80%	8.110	410	77.67	708
12	401	207,602,882.96	15.86%	8.091	405	75.77	702
13	44	22,710,488.00	1.74%	1.795	402	77.43	701
23	9	3,726,758.02	0.28%	9.012	373	76.00	710
24	7	3,408,200.00	0.26%	8.718	445	79.05	724
47	1	337,819.63	0.03%	7.977	346	60.50	785
56	9	4,509,729.40	0.34%	7.814	355	81.34	702
57	77	39,461,058.49	3.02%	8.068	362	80.59	719
58	131	66,030,180.27	5.05%	8.093	372	77.10	714
59	284	137,710,103.80	10.52%	7.911	370	76.29	721
60	259	97,401,049.01	7.44%	8.120	400	70.51	709
61	44	16,309,438.00	1.25%	2.994	395	69.16	715
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	2,166	1,040,342,926.62	79.50%	8.145	394	76.27	710
1	94	42,124,913.88	3.22%	2.273	397	73.87	708
2	3	1,561,678.13	0.12%	1.750	359	75.01	749
55	9	4,509,729.40	0.34%	7.814	355	81.34	702
56	76	38,950,518.50	2.98%	8.063	362	80.63	718
57	113	55,935,446.96	4.27%	8.111	376	77.65	715
58	196	91,665,266.88	7.00%	7.863	375	77.47	723
59	70	33,532,718.00	2.56%	8.120	365	77.72	723
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	2,350	1,127,396,396.20	86.15%	7.905	396	76.07	711
60	377	181,226,802.17	13.85%	8.033	357	79.28	716
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,240	1,073,523,397.18	82.03%	7.930	395	76.18	709
3	23	10,506,121.45	0.80%	5.607	361	75.30	731
60	464	224,593,679.74	17.16%	7.997	371	78.18	720
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,560	1,231,947,893.81	94.14%	7.919	393	76.41	711
6	167	76,675,304.56	5.86%	7.979	358	78.23	718
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	1,906	939,728,861.75	71.81%	7.965	395	77.07	710
24	16	7,134,958.02	0.55%	8.872	407	77.46	717
60	805	361,759,378.60	27.64%	7.795	379	75.08	716
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	85	32,736,408.30	2.50%	8.015	375	75.67	712
20.01 -25.00	91	43,171,256.41	3.30%	8.001	376	75.38	709
25.01 -30.00	153	73,003,078.74	5.58%	7.839	381	75.02	711
30.01 -35.00	360	178,035,447.70	13.60%	7.768	391	77.64	713
35.01 -40.00	912	461,291,514.77	35.25%	7.889	389	77.02	713
40.01 -45.00	343	175,300,980.15	13.40%	7.792	397	77.77	711
45.01 -50.00	59	29,428,276.83	2.25%	7.965	381	79.62	713
50.01 -55.00	8	2,814,486.05	0.22%	8.248	357	82.14	728
55.01 -60.00	2	964,781.74	0.07%	7.771	357	58.84	667
60.01+	3	593,800.00	0.05%	8.205	401	82.50	711
N/A	711	311,283,167.68	23.79%	8.127	396	74.72	708
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,712	1,305,100,687.90	99.73%	7.922	391	76.52	711
1	14	3,340,129.51	0.26%	8.108	390	75.42	0
2	1	182,380.96	0.01%	7.827	353	79.98	0
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,725	1,308,025,533.78	99.95%	7.923	391	76.52	711
1	2	597,664.59	0.05%	8.057	354	79.99	0
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711
Total	2,727	1,308,623,198.37	100.00%	7.923	391	76.52	711

Total Collateral - All Initial Mortgage Loans
(excluding the expected Subsequent Mortgage Loans)
As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,404,381,481	$41,000	$2,155,912
Average Scheduled Principal Balance	$368,604
Number of Mortgage Loans	3,810

Weighted Average Gross Coupon	7.789%	1.000%	9.927%
Weighted Average FICO Score	706	619	819
Weighted Average Original LTV	74.34%	12.82%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	77.74%	12.82%	100.00%

Weighted Average Original Term	393 months	360 months	480 months
Weighted Average Stated Remaining Term	391 months	345 months	480 months
Weighted Average Seasoning	2 months	0 months	15 months

Weighted Average Gross Margin	3.350%	1.800%	5.100%
Weighted Average Minimum Interest Rate	3.350%	1.800%	5.100%
Weighted Average Maximum Interest Rate	10.688%	7.700%	16.450%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	120
Weighted Average Months to Roll	13 months	1 months	59 months

Maturity Date		Sep 1 2035	Dec 1 2046
Maximum Zip Code Concentration	0.48%	94513

ARM	100.00%	First Lien	100.00%

Negam 5/1 MO MTA	4.99%	Cash Out Refinance	55.70%
Negam 5/1 MO MTA IO Yr 5-10	14.83%	Purchase	20.44%
Negam 5/6 MO Libor IO Yr 5-10	1.80%	Rate/Term Refinance	23.86%
Negam LIBOR	0.22%
Negam MTA	63.71%	Condominium	6.25%
Negam MTA 2 Yr Fixed Pay	0.69%	Cooperative	0.02%
Negam MTA 5 Yr Fixed Pay	13.76%	Planned Unit Development	17.12%
		Single Family	72.45%
Interest Only	16.63%	Townhouse	0.65%
Not Interest Only	83.37%	Two-to-Four Family	3.52%

Hybrid	21.62%	Investor	3.02%
Not a Hybrid	78.38%	Primary	94.82%
		Second Home	2.16%
Prepay Penalty: N/A	12.90%
Prepay Penalty: 6 months	0.38%	Top 5 States:
Prepay Penalty: 12 months	17.33%	California	60.80%
Prepay Penalty: 24 months	6.06%	Florida	7.05%
Prepay Penalty: 30 months	0.03%	Virginia	4.22%
Prepay Penalty: 36 months	63.30%	Arizona	3.12%
		New York	3.02%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	2	90,651.01	0.01%	7.327	357	31.67	750
50,000.01 - 100,000.00	64	5,491,232.78	0.39%	7.356	374	65.64	711
100,000.01 - 150,000.00	224	29,011,530.23	2.07%	7.598	379	68.52	710
150,000.01 - 200,000.00	339	60,121,672.40	4.28%	7.536	380	70.20	707
200,000.01 - 250,000.00	459	103,615,444.82	7.38%	7.767	389	72.27	706
250,000.01 - 300,000.00	501	138,589,173.41	9.87%	7.855	387	75.02	706
300,000.01 - 350,000.00	510	165,797,736.64	11.81%	7.768	392	74.62	704
350,000.01 - 400,000.00	432	162,851,994.06	11.60%	7.764	394	75.40	706
400,000.01 - 450,000.00	338	143,699,692.43	10.23%	7.854	392	75.53	707
450,000.01 - 500,000.00	258	122,915,828.88	8.75%	7.680	395	77.45	698
500,000.01 - 550,000.00	160	83,878,826.63	5.97%	7.888	395	76.42	700
550,000.01 - 600,000.00	151	86,778,618.64	6.18%	7.755	390	76.78	708
600,000.01 - 650,000.00	130	81,858,478.24	5.83%	7.909	399	75.69	714
650,000.01 - 700,000.00	45	30,447,572.45	2.17%	7.737	373	73.86	700
700,000.01 - 750,000.00	41	29,892,974.00	2.13%	7.938	393	73.11	709
750,000.01 - 800,000.00	25	19,342,920.99	1.38%	7.977	391	72.46	703
800,000.01 - 850,000.00	23	19,004,796.41	1.35%	8.089	394	71.81	715
850,000.01 - 900,000.00	14	12,272,049.40	0.87%	8.118	384	74.70	723
900,000.01 - 950,000.00	11	10,241,401.92	0.73%	8.076	401	72.59	724
950,000.01 - 1,000,000.00	37	36,439,402.66	2.59%	7.620	404	72.44	710
1,000,000.01 - 1,050,000.00	7	7,118,882.52	0.51%	8.191	408	69.96	718
1,050,000.01 - 1,100,000.00	5	5,349,952.13	0.38%	8.264	382	71.83	678
1,100,000.01 - 1,150,000.00	6	6,696,466.67	0.48%	7.113	399	74.47	727
1,150,000.01 - 1,200,000.00	1	1,185,075.80	0.08%	7.875	356	80.00	691
1,200,000.01 - 1,250,000.00	1	1,214,837.07	0.09%	8.570	478	75.00	712
1,250,000.01 - 1,300,000.00	3	3,843,000.00	0.27%	7.608	399	71.66	736
1,300,000.01 - 1,350,000.00	4	5,309,804.06	0.38%	7.752	357	64.51	707
1,350,000.01 - 1,400,000.00	1	1,365,318.16	0.10%	7.427	357	65.00	700
1,400,000.01 - 1,450,000.00	2	2,888,210.13	0.21%	7.613	359	57.87	746
1,450,000.01 - 1,500,000.00	5	7,429,014.77	0.53%	7.416	383	62.77	696
1,500,000.01 - 1,550,000.00	1	1,507,210.54	0.11%	6.875	356	76.06	752
1,550,000.01 - 1,600,000.00	1	1,558,252.87	0.11%	7.477	478	63.69	664
1,600,000.01 - 1,650,000.00	3	4,875,646.24	0.35%	8.059	358	58.57	731
1,650,000.01 - 1,700,000.00	1	1,675,240.27	0.12%	8.125	357	75.00	688
1,750,000.01 - 1,800,000.00	1	1,800,000.00	0.13%	7.777	359	43.90	682
1,900,000.01 - 1,950,000.00	1	1,920,765.53	0.14%	8.000	356	63.60	729
2,000,000.01 - 2,050,000.00	1	2,015,894.34	0.14%	8.750	356	80.00	749
2,100,000.01 - 2,150,000.00	1	2,130,000.01	0.15%	7.625	357	60.00	641
2,150,000.01 - 2,200,000.00	1	2,155,911.60	0.15%	8.152	477	60.00	768
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	97	33,147,088.00	2.36%	1.134	399	72.81	722
1.500 - 1.999	65	20,922,097.48	1.49%	1.818	372	70.43	723
2.000 - 2.499	59	21,256,756.53	1.51%	2.238	412	72.80	699
2.500 - 2.999	12	3,250,200.00	0.23%	2.636	440	76.77	657
3.000 - 3.499	8	2,255,810.00	0.16%	3.220	404	79.84	675
3.500 - 3.999	1	246,000.00	0.02%	3.650	480	75.00	642
4.500 - 4.999	1	129,150.00	0.01%	4.625	357	85.00	723
6.000 - 6.499	3	1,147,950.00	0.08%	6.395	359	80.00	745
6.500 - 6.999	30	11,757,009.52	0.84%	6.834	371	71.15	734
7.000 - 7.499	189	81,990,096.18	5.84%	7.293	375	71.90	722
7.500 - 7.999	892	350,464,820.29	24.96%	7.772	380	72.04	716
8.000 - 8.499	1,602	554,427,893.43	39.48%	8.217	389	74.33	703
8.500 - 8.999	690	259,523,118.63	18.48%	8.645	412	77.29	695
9.000 - 9.499	152	61,312,271.26	4.37%	9.211	396	80.83	694
9.500 - 9.999	9	2,551,219.39	0.18%	9.661	369	83.75	685
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	66	23,655,888.42	1.68%	8.305	387	73.17	622
625-649	397	138,580,558.20	9.87%	8.140	390	73.17	638
650-674	626	227,979,631.43	16.23%	7.918	389	74.41	664
675-699	758	288,090,593.42	20.51%	7.745	389	75.02	687
700-724	623	230,909,808.02	16.44%	7.807	396	75.67	711
725-749	532	201,911,291.04	14.38%	7.703	390	74.52	736
750-774	455	170,675,294.49	12.15%	7.473	390	74.26	761
775-799	258	91,274,322.45	6.50%	7.674	394	71.83	785
800+	92	30,771,576.29	2.19%	7.775	399	70.01	807
N/A	3	532,516.95	0.04%	8.718	356	90.37	0
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	227	58,552,043.04	4.17%	7.568	389	40.68	715
50.00- 54.99	96	30,863,341.36	2.20%	7.587	388	52.37	719
55.00- 59.99	142	46,760,156.80	3.33%	7.714	391	57.76	711
60.00- 64.99	197	75,467,470.95	5.37%	7.490	390	62.26	706
65.00- 69.99	315	120,639,458.99	8.59%	7.552	396	67.47	712
70.00- 74.99	417	159,811,650.30	11.38%	7.726	395	72.08	699
75.00- 79.99	696	277,225,270.85	19.74%	7.781	391	76.76	702
80.00	1,368	530,862,805.82	37.80%	7.832	390	80.00	707
80.01- 84.99	17	5,006,382.05	0.36%	8.288	372	83.22	686
85.00- 89.99	69	22,144,414.94	1.58%	8.403	393	88.04	696
90.00- 94.99	129	38,770,858.82	2.76%	8.288	386	90.74	706
95.00- 99.99	84	24,747,996.45	1.76%	8.376	396	95.25	717
100.00	53	13,529,630.34	0.96%	8.776	359	100.00	740
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	3,458	1,300,182,198.11	92.58%	7.740	391	72.92	706
LTV > 80 Amerin	16	4,988,912.37	0.36%	8.249	442	91.83	711
LTV > 80 GEMICO	14	4,099,239.28	0.29%	8.298	443	91.87	680
LTV > 80 MGIC	112	32,874,151.83	2.34%	8.419	372	91.94	710
LTV > 80 Mi Present, unknown carrier	2	696,446.44	0.05%	8.449	356	92.53	692
LTV > 80 PMI	52	15,552,920.18	1.11%	8.268	419	91.27	698
LTV > 80 Radian	12	4,696,611.83	0.33%	8.518	369	89.89	700
LTV > 80 Republic	23	6,992,801.29	0.50%	8.195	436	90.53	712
LTV > 80 Triad Guaranty	111	31,485,957.41	2.24%	8.520	357	93.40	722
LTV > 80 United Guaranty	10	2,812,241.97	0.20%	8.161	418	91.57	701
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	223	57,197,364.27	4.07%	7.563	390	40.63	715
50.00- 54.99	94	30,438,435.00	2.17%	7.634	387	52.20	719
55.00- 59.99	135	42,850,938.12	3.05%	7.697	392	57.78	714
60.00- 64.99	191	70,591,710.67	5.03%	7.446	388	62.18	705
65.00- 69.99	301	113,239,726.03	8.06%	7.541	399	67.13	714
70.00- 74.99	353	133,045,731.83	9.47%	7.711	391	71.63	699
75.00- 79.99	558	215,144,756.26	15.32%	7.804	389	76.28	702
80.00	649	253,703,721.11	18.07%	7.817	388	79.69	708
80.01- 84.99	58	22,753,778.98	1.62%	7.703	399	77.85	706
85.00- 89.99	275	108,445,852.15	7.72%	7.850	397	80.14	698
90.00- 94.99	684	254,799,810.02	18.14%	7.827	394	80.85	702
95.00- 99.99	179	64,826,984.21	4.62%	8.352	396	85.50	712
100.00	110	37,342,672.06	2.66%	8.410	358	87.22	733
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	2,810	1,016,084,277.36	72.35%	7.761	358	74.41	706
480	1,000	388,297,203.35	27.65%	7.863	478	74.16	708
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	2,810	1,016,084,277.36	72.35%	7.761	358	74.41	706
361+	1,000	388,297,203.35	27.65%	7.863	478	74.16	708
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 5/1 MO MTA	176	70,050,390.17	4.99%	7.817	427	70.25	731
Negam 5/1 MO MTA IO Yr 5-10	580	208,323,381.16	14.83%	8.096	357	78.17	718
Negam 5/6 MO Libor IO Yr 5-10	65	25,216,543.75	1.80%	7.989	358	77.85	715
Negam LIBOR	5	3,144,765.78	0.22%	8.758	404	78.05	698
Negam MTA	2,375	894,704,919.45	63.71%	7.781	396	74.36	701
Negam MTA 2 Yr Fixed Pay	24	9,672,532.14	0.69%	8.867	403	76.61	713
Negam MTA 5 Yr Fixed Pay	585	193,268,948.26	13.76%	7.391	394	70.96	708
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6 Month LIBOR	65	25,216,543.75	1.80%	7.989	358	77.85	715
1 Month LIBOR	5	3,144,765.78	0.22%	8.758	404	78.05	698
MTA	3,740	1,376,020,171.18	97.98%	7.783	392	74.27	706
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	476	181,120,013.96	12.90%	7.449	374	74.39	718
Prepay Penalty: 6 months	15	5,330,181.42	0.38%	9.034	401	76.26	701
Prepay Penalty: 12 months	575	243,390,090.58	17.33%	7.876	393	76.03	709
Prepay Penalty: 24 months	209	85,116,493.83	6.06%	7.965	381	76.15	709
Prepay Penalty: 30 months	2	459,375.56	0.03%	7.751	358	50.44	786
Prepay Penalty: 36 months	2,533	888,965,325.36	63.30%	7.810	395	73.69	703
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fast Forward *	17	3,905,946.39	0.28%	6.798	382	63.86	742
Full Documentation	296	85,984,220.37	6.12%	7.900	363	82.70	721
Full/Alternate *	189	57,444,208.49	4.09%	7.661	402	77.25	700
NINA	605	187,346,404.70	13.34%	7.534	395	67.94	706
NISA	8	4,062,152.80	0.29%	8.547	358	71.74	674
NIVA **	490	211,977,324.42	15.09%	8.141	390	75.31	703
No Documentation	63	25,092,821.35	1.79%	8.662	415	74.78	720
No Ratio *	57	27,448,434.07	1.95%	8.499	372	79.03	694
SISA	142	52,708,877.57	3.75%	7.862	406	70.97	709
SIVA	1,943	748,411,090.55	53.29%	7.691	392	74.60	706
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706
* IndyMac Only
** Includes No Ratio loans from sellers other than IndyMac

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	2,194	782,282,190.45	55.70%	7.800	391	71.11	705
Purchase	732	287,053,215.53	20.44%	7.889	385	80.94	720
Rate/Term Refinance	884	335,046,074.73	23.86%	7.677	396	76.23	698
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	294	87,746,512.25	6.25%	7.789	385	77.50	717
Cooperative	1	218,189.51	0.02%	7.250	357	80.00	802
Planned Unit Development	614	240,431,968.87	17.12%	7.761	389	75.30	708
Single Family	2,744	1,017,413,316.86	72.45%	7.806	392	73.98	705
Townhouse	32	9,110,347.11	0.65%	7.881	388	76.93	680
Two-to-Four Family	125	49,461,146.11	3.52%	7.562	387	71.07	705
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	142	42,458,156.71	3.02%	8.222	391	73.26	722
Primary	3,571	1,331,642,911.34	94.82%	7.772	391	74.32	705
Second Home	97	30,280,412.66	2.16%	7.944	374	76.50	727
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	9	1,859,990.05	0.13%	7.976	357	83.33	714
Alaska	1	224,653.52	0.02%	7.500	357	80.00	762
Arizona	127	43,859,300.56	3.12%	7.718	372	75.40	708
California	2,063	853,928,079.83	60.80%	7.923	398	73.61	707
Colorado	32	9,206,346.65	0.66%	7.872	403	78.76	730
Connecticut	18	6,391,835.99	0.46%	7.382	368	70.62	669
Delaware	8	1,947,272.91	0.14%	7.988	379	74.26	717
District of Columbia	7	2,643,251.59	0.19%	8.074	409	75.48	680
Florida	338	99,033,413.87	7.05%	7.737	382	75.37	706
Georgia	33	9,827,662.81	0.70%	7.667	375	80.85	704
Hawaii	31	17,142,954.33	1.22%	7.367	388	67.80	713
Idaho	7	1,444,892.09	0.10%	8.156	439	77.52	732
Illinois	67	18,237,438.74	1.30%	7.468	376	78.40	694
Indiana	1	154,584.23	0.01%	8.277	357	93.37	631
Kansas	2	713,600.00	0.05%	7.886	359	80.00	767
Kentucky	3	584,443.17	0.04%	8.210	356	89.50	665
Louisiana	4	667,545.59	0.05%	8.396	357	85.43	685
Maine	6	1,363,194.82	0.10%	5.367	408	70.08	744
Maryland	120	39,890,989.53	2.84%	7.721	376	75.66	701
Massachusetts	42	13,684,310.63	0.97%	7.830	374	69.65	713
Michigan	44	11,383,913.06	0.81%	7.842	395	79.26	708
Minnesota	27	6,415,842.67	0.46%	7.409	373	82.89	709
Missouri	21	4,114,188.05	0.29%	7.918	381	81.27	715
Montana	1	281,697.51	0.02%	7.625	356	64.37	711
Nebraska	1	135,000.00	0.01%	7.877	359	69.66	756
Nevada	93	28,805,235.82	2.05%	7.709	394	77.52	699
New Hampshire	10	2,461,247.54	0.18%	6.741	384	72.71	709
New Jersey	91	29,851,741.40	2.13%	7.004	375	71.20	709
New Mexico	8	2,327,839.73	0.17%	6.624	396	79.05	705
New York	108	42,449,583.20	3.02%	7.190	373	70.86	688
North Carolina	13	3,354,685.31	0.24%	6.429	376	68.22	720
Ohio	34	9,259,285.79	0.66%	3.888	369	78.65	742
Oklahoma	2	1,981,014.77	0.14%	6.049	390	68.59	695
Oregon	50	16,370,277.23	1.17%	8.047	386	75.18	714
Pennsylvania	41	9,189,623.37	0.65%	7.757	372	80.18	696
Rhode Island	2	298,600.00	0.02%	8.037	359	65.09	696
South Carolina	18	6,309,142.19	0.45%	7.849	407	71.47	738
South Dakota	2	339,717.58	0.02%	7.818	359	84.58	746
Tennessee	6	1,496,594.05	0.11%	8.063	357	67.94	735
Texas	17	4,330,650.11	0.31%	7.905	405	78.90	704
Utah	18	7,396,073.32	0.53%	7.295	358	72.61	711
Virginia	170	59,306,951.07	4.22%	7.970	371	78.24	697
Washington	93	29,225,948.78	2.08%	7.966	393	77.25	702
West Virginia	3	631,000.00	0.04%	1.162	360	79.87	748
Wisconsin	17	3,539,604.16	0.25%	8.209	373	80.62	726
Wyoming	1	320,263.09	0.02%	8.352	355	95.00	800
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	3	1,065,335.35	0.08%	6.534	358	81.03	715
2.000 - 2.499	131	51,603,616.08	3.67%	7.498	364	76.39	722
2.500 - 2.999	432	185,477,066.55	13.21%	7.196	379	70.67	719
3.000 - 3.499	2,033	729,300,304.67	51.93%	7.661	386	73.03	710
3.500 - 3.999	864	306,582,262.47	21.83%	8.027	420	75.97	694
4.000 - 4.499	309	116,589,062.59	8.30%	8.872	379	81.98	694
4.500 - 4.999	36	12,994,826.99	0.93%	9.320	396	83.29	678
5.000 - 5.499	2	769,006.01	0.05%	8.982	399	93.25	705
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	3	1,065,335.35	0.08%	6.534	358	81.03	715
2.000 - 2.499	131	51,603,616.08	3.67%	7.498	364	76.39	722
2.500 - 2.999	432	185,477,066.55	13.21%	7.196	379	70.67	719
3.000 - 3.499	2,033	729,300,304.67	51.93%	7.661	386	73.03	710
3.500 - 3.999	864	306,582,262.47	21.83%	8.027	420	75.97	694
4.000 - 4.499	309	116,589,062.59	8.30%	8.872	379	81.98	694
4.500 - 4.999	36	12,994,826.99	0.93%	9.320	396	83.29	678
5.000 - 5.499	2	769,006.01	0.05%	8.982	399	93.25	705
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500 - 7.999	1	444,960.00	0.03%	3.200	480	90.00	692
8.000 - 8.499	1	290,335.35	0.02%	6.727	355	95.00	641
8.500 - 8.999	4	863,135.01	0.06%	4.701	423	75.06	721
9.500 - 9.999	2,722	987,928,807.10	70.35%	7.623	396	73.43	703
10.000 -10.499	40	15,999,561.14	1.14%	8.415	394	76.89	710
10.500 -10.999	136	55,429,417.19	3.95%	8.778	396	77.81	698
11.000 -11.499	23	10,939,305.58	0.78%	8.745	414	77.08	704
11.500 -11.999	68	26,173,278.47	1.86%	8.712	385	76.31	679
12.000 -12.499	33	13,463,824.08	0.96%	7.363	404	71.29	719
12.500 -12.999	667	245,599,040.34	17.49%	7.993	363	77.00	722
13.000 -13.499	92	37,082,049.30	2.64%	8.236	415	73.69	720
13.500 -13.999	22	9,665,209.15	0.69%	8.660	447	73.09	728
16.000 -16.499	1	502,558.00	0.04%	8.577	356	70.42	726
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	3,745	1,379,164,936.96	98.20%	7.786	392	74.28	706
1.000	65	25,216,543.75	1.80%	7.989	358	77.85	715
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	592	213,654,333.87	15.21%	8.094	357	78.33	717
7.500	3,218	1,190,727,146.84	84.79%	7.734	397	73.62	704
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	1,402	540,397,820.98	38.48%	8.088	389	74.35	701
Neg Amort Limit: 115-119.9	1,787	629,296,933.68	44.81%	7.451	398	74.51	705
Neg Amort Limit: 120-124.9	621	234,686,726.05	16.71%	8.007	378	73.85	722
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	2,970	1,095,055,537.50	77.97%	7.756	396	73.79	702
02/01/07	19	5,735,628.13	0.41%	1.793	359	74.40	762
07/01/11	22	8,121,589.17	0.58%	7.873	355	78.07	701
08/01/11	196	70,366,599.69	5.01%	8.043	360	78.32	720
09/01/11	272	96,193,139.24	6.85%	8.046	374	75.67	715
10/01/11	296	112,386,136.98	8.00%	7.951	382	75.37	726
11/01/11	35	16,522,850.00	1.18%	8.366	373	77.12	735
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1	293,653.20	0.02%	8.152	348	70.00	668
02/01/07	1	375,553.65	0.03%	8.952	349	80.00	730
03/01/07	2	1,229,382.84	0.09%	8.838	350	78.71	641
04/01/07	2	937,649.90	0.07%	7.854	351	80.00	778
05/01/07	6	2,333,365.63	0.17%	8.043	352	79.63	719
06/01/07	4	1,638,724.27	0.12%	8.603	383	73.18	654
07/01/07	34	14,934,022.35	1.06%	8.516	363	75.77	696
08/01/07	140	54,663,856.57	3.89%	8.381	381	76.82	693
09/01/07	116	48,258,624.62	3.44%	8.283	388	73.68	698
10/01/07	637	224,774,785.53	16.01%	8.227	399	74.43	701
11/01/07	515	208,558,101.61	14.85%	8.138	404	74.69	706
12/01/07	786	293,128,264.45	20.87%	8.026	395	73.65	700
01/01/08	151	51,896,423.00	3.70%	1.688	400	73.93	703
11/01/08	16	5,908,082.14	0.42%	8.946	381	75.30	703
12/01/08	8	3,764,450.00	0.27%	8.743	437	78.67	729
11/01/10	1	337,819.63	0.02%	7.977	346	60.50	785
08/01/11	22	8,121,589.17	0.58%	7.873	355	78.07	701
09/01/11	198	70,863,241.92	5.05%	8.040	360	78.10	721
10/01/11	291	105,180,812.64	7.49%	8.035	372	75.35	714
11/01/11	342	133,107,222.41	9.48%	7.982	380	74.72	724
12/01/11	450	146,467,267.18	10.43%	8.116	398	71.70	707
01/01/12	87	27,608,588.00	1.97%	3.332	394	70.71	714
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,970	1,095,055,537.50	77.97%	7.756	396	73.79	702
2	19	5,735,628.13	0.41%	1.793	359	74.40	762
55	22	8,121,589.17	0.58%	7.873	355	78.07	701
56	196	70,366,599.69	5.01%	8.043	360	78.32	720
57	272	96,193,139.24	6.85%	8.046	374	75.67	715
58	296	112,386,136.98	8.00%	7.951	382	75.37	726
59	35	16,522,850.00	1.18%	8.366	373	77.12	735
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1	293,653.20	0.02%	8.152	348	70.00	668
2	1	375,553.65	0.03%	8.952	349	80.00	730
3	2	1,229,382.84	0.09%	8.838	350	78.71	641
4	2	937,649.90	0.07%	7.854	351	80.00	778
5	6	2,333,365.63	0.17%	8.043	352	79.63	719
6	4	1,638,724.27	0.12%	8.603	383	73.18	654
7	34	14,934,022.35	1.06%	8.516	363	75.77	696
8	140	54,663,856.57	3.89%	8.381	381	76.82	693
9	116	48,258,624.62	3.44%	8.283	388	73.68	698
10	637	224,774,785.53	16.01%	8.227	399	74.43	701
11	515	208,558,101.61	14.85%	8.138	404	74.69	706
12	786	293,128,264.45	20.87%	8.026	395	73.65	700
13	151	51,896,423.00	3.70%	1.688	400	73.93	703
23	16	5,908,082.14	0.42%	8.946	381	75.30	703
24	8	3,764,450.00	0.27%	8.743	437	78.67	729
47	1	337,819.63	0.02%	7.977	346	60.50	785
56	22	8,121,589.17	0.58%	7.873	355	78.07	701
57	198	70,863,241.92	5.05%	8.040	360	78.10	721
58	291	105,180,812.64	7.49%	8.035	372	75.35	714
59	342	133,107,222.41	9.48%	7.982	380	74.72	724
60	450	146,467,267.18	10.43%	8.116	398	71.70	707
61	87	27,608,588.00	1.97%	3.332	394	70.71	714
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	2,727	1,012,693,938.62	72.11%	8.204	396	73.87	702
1	243	82,361,598.88	5.86%	2.247	397	72.75	708
2	19	5,735,628.13	0.41%	1.793	359	74.40	762
55	22	8,121,589.17	0.58%	7.873	355	78.07	701
56	196	70,366,599.69	5.01%	8.043	360	78.32	720
57	272	96,193,139.24	6.85%	8.046	374	75.67	715
58	296	112,386,136.98	8.00%	7.951	382	75.37	726
59	35	16,522,850.00	1.18%	8.366	373	77.12	735
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	3,165	1,170,841,555.80	83.37%	7.730	398	73.58	704
60	645	233,539,924.91	16.63%	8.084	357	78.14	718
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,965	1,092,198,949.62	77.77%	7.771	396	73.80	702
3	24	8,592,216.01	0.61%	1.834	363	73.30	753
60	821	303,590,315.08	21.62%	8.023	373	76.32	721
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	3,701	1,359,078,365.67	96.77%	7.773	392	74.23	706
6	109	45,303,115.04	3.23%	8.261	358	77.62	723
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	2,395	903,022,407.62	64.30%	7.783	396	74.36	701
24	24	9,672,532.14	0.69%	8.867	403	76.61	713
60	1,391	491,686,540.95	35.01%	7.779	381	74.26	716
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	87	29,363,504.38	2.09%	7.856	375	72.94	716
20.01 -25.00	122	45,724,409.82	3.26%	7.894	377	72.76	712
25.01 -30.00	234	82,332,857.09	5.86%	7.516	385	72.72	709
30.01 -35.00	530	187,356,129.12	13.34%	7.612	389	74.50	709
35.01 -40.00	1,275	476,948,700.66	33.96%	7.701	394	74.85	705
40.01 -45.00	503	203,039,564.35	14.46%	7.818	396	76.89	705
45.01 -50.00	89	31,537,397.98	2.25%	7.768	369	79.22	710
50.01 -55.00	17	5,649,003.69	0.40%	8.103	357	79.59	730
55.01 -60.00	5	1,898,077.48	0.14%	8.130	357	67.09	672
60.01+	1	207,000.00	0.01%	8.250	358	90.00	733
N/A	947	340,324,836.14	24.23%	8.034	392	72.23	705
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706
Total	3,810	1,404,381,480.71	100.00%	7.789	391	74.34	706

Group 1 Initial Mortgage Loans
(excluding the related expected Subsequent Mortgage Loans)
As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$593,370,510	$41,000	$803,226
Average Scheduled Principal Balance	$272,689
Number of Mortgage Loans	2,176

Weighted Average Gross Coupon	7.728%	1.000%	9.927%
Weighted Average FICO Score	704	620	819
Weighted Average Original LTV	72.95%	12.82%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	75.55%	12.82%	100.00%

Weighted Average Original Term	391 months	360 months	480 months
Weighted Average Stated Remaining Term	388 months	347 months	480 months
Weighted Average Seasoning	2 months	0 months	13 months

Weighted Average Gross Margin	3.387%	1.800%	5.100%
Weighted Average Minimum Interest Rate	3.387%	1.800%	5.100%
Weighted Average Maximum Interest Rate	10.627%	8.500%	13.750%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	120
Weighted Average Months to Roll	13 months	1 month	59 months

Maturity Date		Nov 1 2035	Dec 1 2046
Maximum Zip Code Concentration	0.55%	90044

ARM	100.00%	First Lien	100.00%

Negam 5/1 MO MTA	4.50%	Cash Out Refinance	67.53%
Negam 5/1 MO MTA IO Yr 5-10	15.47%	Purchase	5.82%
Negam 5/6 MO Libor IO Yr 5-10	0.73%	Rate/Term Refinance	26.65%
Negam MTA	67.84%
Negam MTA 2 Yr Fixed Pay	0.43%	Condominium	7.87%
Negam MTA 5 Yr Fixed Pay	11.04%	Planned Unit Development	14.47%
		Single Family	71.66%
Interest Only	16.20%	Townhouse	0.80%
Not Interest Only	83.80%	Two-to-Four Family	5.21%

Hybrid	20.69%	Investor	5.14%
Not a Hybrid	79.31%	Primary	91.45%
		Second Home	3.41%
Prepay Penalty: N/A	11.27%
Prepay Penalty: 6 months	0.53%	Top 5 States:
Prepay Penalty: 12 months	14.47%	California	51.67%
Prepay Penalty: 24 months	4.81%	Florida	8.36%
Prepay Penalty: 30 months	0.08%	Virginia	4.96%
Prepay Penalty: 36 months	68.84%	Arizona	3.68%
		Maryland	3.34%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	2	90,651.01	0.02%	7.327	357	31.67	750
50,000.01 - 100,000.00	56	4,781,752.24	0.81%	7.542	374	65.07	712
100,000.01 - 150,000.00	189	24,455,512.18	4.12%	7.521	379	70.27	707
150,000.01 - 200,000.00	272	48,086,517.64	8.10%	7.476	381	69.91	705
200,000.01 - 250,000.00	369	83,278,573.06	14.03%	7.752	388	71.38	706
250,000.01 - 300,000.00	400	110,584,316.76	18.64%	7.854	387	73.84	702
300,000.01 - 350,000.00	406	131,923,662.51	22.23%	7.767	393	73.51	702
350,000.01 - 400,000.00	347	131,085,936.08	22.09%	7.761	393	74.43	704
400,000.01 - 450,000.00	106	43,367,301.42	7.31%	7.697	382	73.41	707
450,000.01 - 500,000.00	12	5,705,459.00	0.96%	7.149	358	72.70	692
500,000.01 - 550,000.00	6	3,161,827.08	0.53%	8.080	397	70.57	701
550,000.01 - 600,000.00	6	3,457,749.72	0.58%	7.169	359	73.67	709
600,000.01 - 650,000.00	3	1,857,139.70	0.31%	6.100	399	71.90	716
700,000.01 - 750,000.00	1	730,886.10	0.12%	8.727	478	80.00	743
800,000.01 - 850,000.00	1	803,225.88	0.14%	8.577	476	74.96	728
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	72	19,567,500.00	3.30%	1.146	397	69.41	722
1.500 - 1.999	39	10,055,500.00	1.69%	1.803	368	72.04	723
2.000 - 2.499	32	9,151,360.00	1.54%	2.272	416	74.14	695
2.500 - 2.999	7	1,554,800.00	0.26%	2.577	429	73.99	652
3.000 - 3.499	2	298,600.00	0.05%	3.224	423	77.06	645
3.500 - 3.999	1	246,000.00	0.04%	3.650	480	75.00	642
4.500 - 4.999	1	129,150.00	0.02%	4.625	357	85.00	723
6.500 - 6.999	19	5,672,649.64	0.96%	6.824	385	63.21	735
7.000 - 7.499	92	24,547,921.75	4.14%	7.262	367	69.29	727
7.500 - 7.999	486	131,903,543.85	22.23%	7.767	375	69.89	719
8.000 - 8.499	966	260,610,217.04	43.92%	8.224	383	73.25	699
8.500 - 8.999	377	105,014,655.25	17.70%	8.625	420	76.15	690
9.000 - 9.499	75	22,866,393.46	3.85%	9.208	394	80.72	695
9.500 - 9.999	7	1,752,219.39	0.30%	9.588	374	85.48	687
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	44	11,518,365.30	1.94%	8.202	385	71.87	622
625-649	268	72,027,614.13	12.14%	8.097	392	71.79	638
650-674	350	95,239,633.82	16.05%	7.865	386	72.72	663
675-699	420	118,075,996.51	19.90%	7.751	389	74.26	687
700-724	339	95,087,008.40	16.02%	7.698	394	74.66	711
725-749	297	79,128,965.26	13.34%	7.621	387	73.77	736
750-774	268	72,299,287.46	12.18%	7.344	381	73.01	761
775-799	142	37,583,423.47	6.33%	7.517	386	68.28	787
800+	48	12,410,216.03	2.09%	7.679	397	65.49	808
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	169	36,905,368.41	6.22%	7.496	386	40.65	719
50.00- 54.99	66	16,902,279.51	2.85%	7.387	386	52.57	712
55.00- 59.99	105	28,144,950.68	4.74%	7.664	398	57.60	714
60.00- 64.99	128	32,777,046.18	5.52%	7.505	383	62.37	701
65.00- 69.99	192	51,439,381.79	8.67%	7.311	393	67.81	702
70.00- 74.99	254	72,751,127.29	12.26%	7.769	388	72.20	696
75.00- 79.99	400	113,978,304.25	19.21%	7.754	385	76.83	698
80.00	675	194,194,967.18	32.73%	7.772	389	80.00	705
80.01- 84.99	15	3,951,382.05	0.67%	8.261	376	83.25	696
85.00- 89.99	51	13,812,193.83	2.33%	8.327	396	87.89	697
90.00- 94.99	70	17,305,106.95	2.92%	8.323	392	90.56	708
95.00- 99.99	26	6,440,162.09	1.09%	8.456	398	95.34	731
100.00	25	4,768,240.17	0.80%	8.819	362	100.00	747
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	1,989	547,093,425.29	92.20%	7.673	388	71.44	703
LTV > 80 Amerin	9	2,329,415.79	0.39%	8.184	436	89.57	676
LTV > 80 GEMICO	7	2,060,908.37	0.35%	8.229	439	91.99	682
LTV > 80 MGIC	59	14,165,853.42	2.39%	8.475	371	91.26	713
LTV > 80 PMI	32	8,324,599.07	1.40%	8.337	424	90.10	690
LTV > 80 Radian	5	1,639,583.22	0.28%	8.290	357	89.94	745
LTV > 80 Republic	15	4,126,314.34	0.70%	8.297	443	89.85	706
LTV > 80 Triad Guaranty	57	13,001,326.99	2.19%	8.430	357	91.12	730
LTV > 80 United Guaranty	3	629,083.89	0.11%	8.414	434	90.37	709
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	166	35,800,504.11	6.03%	7.486	386	40.59	718
50.00- 54.99	64	16,477,373.15	2.78%	7.468	385	52.27	711
55.00- 59.99	101	26,962,719.10	4.54%	7.660	399	57.58	716
60.00- 64.99	126	32,345,397.50	5.45%	7.497	382	62.13	703
65.00- 69.99	189	51,489,053.81	8.68%	7.306	393	67.51	703
70.00- 74.99	210	59,318,320.73	10.00%	7.858	385	72.10	697
75.00- 79.99	337	94,025,917.79	15.85%	7.724	381	76.46	696
80.00	341	96,392,705.54	16.24%	7.708	383	79.69	707
80.01- 84.99	43	13,110,518.49	2.21%	7.583	391	78.66	713
85.00- 89.99	159	45,992,196.84	7.75%	7.839	397	80.97	694
90.00- 94.99	355	99,897,694.43	16.84%	7.902	395	81.23	701
95.00- 99.99	56	15,714,668.72	2.65%	8.533	401	86.23	723
100.00	29	5,843,440.17	0.98%	8.679	362	96.32	749
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,647	442,261,958.01	74.53%	7.702	358	72.86	705
480	529	151,108,552.37	25.47%	7.807	478	73.24	702
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	1,647	442,261,958.01	74.53%	7.702	358	72.86	705
361+	529	151,108,552.37	25.47%	7.807	478	73.24	702
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 5/1 MO MTA	89	26,683,512.60	4.50%	7.773	424	64.87	729
Negam 5/1 MO MTA IO Yr 5-10	349	91,801,101.00	15.47%	8.048	357	76.08	719
Negam 5/6 MO Libor IO Yr 5-10	17	4,305,679.75	0.73%	7.586	358	76.62	728
Negam MTA	1,458	402,518,099.86	67.84%	7.708	393	72.66	699
Negam MTA 2 Yr Fixed Pay	8	2,537,574.12	0.43%	8.853	391	74.23	703
Negam MTA 5 Yr Fixed Pay	255	65,524,543.05	11.04%	7.355	391	73.34	706
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6 Month LIBOR	17	4,305,679.75	0.73%	7.586	358	76.62	728
MTA	2,159	589,064,830.63	99.27%	7.729	389	72.93	704
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	255	66,887,001.64	11.27%	7.290	375	73.19	716
Prepay Penalty: 6 months	10	3,129,930.00	0.53%	9.012	409	74.16	731
Prepay Penalty: 12 months	289	85,887,280.52	14.47%	7.822	383	74.46	709
Prepay Penalty: 24 months	104	28,516,833.12	4.81%	7.908	371	73.94	709
Prepay Penalty: 30 months	2	459,375.56	0.08%	7.751	358	50.44	786
Prepay Penalty: 36 months	1,516	408,490,089.54	68.84%	7.758	393	72.54	700
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fast Forward *	12	2,811,786.39	0.47%	6.472	391	61.64	731
Full Documentation	184	43,779,546.94	7.38%	7.781	364	79.05	727
Full/Alternate *	131	28,154,331.66	4.74%	7.478	399	75.00	703
NINA	308	80,073,983.43	13.49%	7.561	386	67.45	704
NISA	2	784,126.92	0.13%	8.809	357	79.24	669
NIVA **	213	62,402,659.74	10.52%	8.099	390	74.54	700
No Documentation	16	5,368,337.66	0.90%	8.853	393	77.45	710
No Ratio *	20	7,303,082.14	1.23%	8.661	381	77.65	682
SISA	87	24,708,186.95	4.16%	7.649	407	68.05	710
SIVA	1,203	337,984,468.55	56.96%	7.689	390	73.27	702
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704
* IndyMac Only
** Includes No Ratio loans from sellers other than IndyMac

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	1,458	400,689,942.02	67.53%	7.695	389	70.89	704
Purchase	148	34,529,141.13	5.82%	8.140	382	81.50	737
Rate/Term Refinance	570	158,151,427.23	26.65%	7.724	389	76.31	696
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	185	46,699,838.04	7.87%	7.773	386	76.12	715
Planned Unit Development	321	85,834,830.26	14.47%	7.646	390	74.34	712
Single Family	1,562	425,222,931.87	71.66%	7.745	389	72.55	702
Townhouse	21	4,717,308.77	0.80%	8.391	394	75.11	687
Two-to-Four Family	87	30,895,601.44	5.21%	7.560	384	69.49	699
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	121	30,524,370.72	5.14%	8.226	387	71.88	721
Primary	1,972	542,634,196.14	91.45%	7.693	389	72.79	702
Second Home	83	20,211,943.52	3.41%	7.918	376	78.94	733
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	3	547,313.63	0.09%	7.962	356	79.06	701
Alaska	1	224,653.52	0.04%	7.500	357	80.00	762
Arizona	88	21,845,418.91	3.68%	7.398	387	75.61	707
California	1,008	306,597,776.23	51.67%	7.964	397	70.69	703
Colorado	25	5,473,106.34	0.92%	7.804	397	79.65	719
Connecticut	11	2,529,954.64	0.43%	8.096	383	73.32	688
Delaware	6	1,386,272.91	0.23%	8.043	387	75.47	717
District of Columbia	4	1,168,003.36	0.20%	7.970	421	68.85	665
Florida	217	49,602,668.80	8.36%	7.702	379	74.19	706
Georgia	19	4,388,701.40	0.74%	7.736	386	78.09	715
Hawaii	18	8,080,238.46	1.36%	6.982	372	69.69	713
Idaho	6	1,318,139.60	0.22%	8.214	435	79.59	725
Illinois	50	12,012,028.24	2.02%	7.569	371	77.73	699
Indiana	1	154,584.23	0.03%	8.277	357	93.37	631
Kansas	1	156,000.00	0.03%	8.277	359	80.00	714
Kentucky	3	584,443.17	0.10%	8.210	356	89.50	665
Louisiana	2	301,608.71	0.05%	8.556	356	90.00	701
Maine	5	1,133,194.82	0.19%	4.817	418	72.34	747
Maryland	77	19,843,329.95	3.34%	7.727	372	77.11	704
Massachusetts	30	7,560,665.43	1.27%	7.676	376	70.69	718
Michigan	33	5,582,076.54	0.94%	7.627	382	80.38	685
Minnesota	23	5,121,906.01	0.86%	7.226	377	81.01	711
Missouri	17	2,911,490.51	0.49%	7.731	380	80.60	713
Montana	1	281,697.51	0.05%	7.625	356	64.37	711
Nebraska	1	135,000.00	0.02%	7.877	359	69.66	756
Nevada	65	16,973,288.96	2.86%	7.625	407	76.45	701
New Hampshire	8	2,069,247.54	0.35%	6.426	389	74.52	707
New Jersey	59	15,247,957.41	2.57%	7.127	371	72.08	704
New Mexico	7	1,843,839.73	0.31%	6.256	405	78.79	694
New York	62	19,706,042.85	3.32%	6.916	371	70.77	699
North Carolina	9	1,885,517.31	0.32%	6.921	357	60.38	749
Ohio	27	6,181,921.07	1.04%	4.131	374	77.94	744
Oregon	33	8,146,469.09	1.37%	8.003	385	74.28	719
Pennsylvania	28	4,873,291.67	0.82%	7.808	372	79.27	706
Rhode Island	1	177,600.00	0.03%	7.977	359	80.00	715
South Carolina	11	2,350,480.27	0.40%	7.545	372	75.66	682
South Dakota	2	339,717.58	0.06%	7.818	359	84.58	746
Tennessee	5	913,985.75	0.15%	7.991	357	73.65	707
Texas	11	1,620,767.80	0.27%	7.943	396	84.36	688
Utah	12	3,161,522.38	0.53%	6.859	358	75.80	708
Virginia	106	29,424,134.36	4.96%	7.798	373	76.22	693
Washington	63	16,029,129.57	2.70%	7.991	386	76.50	701
West Virginia	3	631,000.00	0.11%	1.162	360	79.87	748
Wisconsin	13	2,534,061.03	0.43%	8.241	379	79.17	735
Wyoming	1	320,263.09	0.05%	8.352	355	95.00	800
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	175,000.00	0.03%	6.627	359	61.40	743
2.000 - 2.499	46	12,781,626.60	2.15%	7.134	361	72.23	727
2.500 - 2.999	218	58,975,875.12	9.94%	7.087	371	68.71	720
3.000 - 3.499	1,229	334,098,713.83	56.31%	7.652	379	71.42	707
3.500 - 3.999	519	141,571,603.38	23.86%	7.829	421	76.02	692
4.000 - 4.499	138	39,009,472.47	6.57%	8.918	382	79.50	691
4.500 - 4.999	24	6,498,563.11	1.10%	9.283	393	85.63	696
5.000 - 5.499	1	259,655.87	0.04%	9.927	478	80.00	691
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	175,000.00	0.03%	6.627	359	61.40	743
2.000 - 2.499	46	12,781,626.60	2.15%	7.134	361	72.23	727
2.500 - 2.999	218	58,975,875.12	9.94%	7.087	371	68.71	720
3.000 - 3.499	1,229	334,098,713.83	56.31%	7.652	379	71.42	707
3.500 - 3.999	519	141,571,603.38	23.86%	7.829	421	76.02	692
4.000 - 4.499	138	39,009,472.47	6.57%	8.918	382	79.50	691
4.500 - 4.999	24	6,498,563.11	1.10%	9.283	393	85.63	696
5.000 - 5.499	1	259,655.87	0.04%	9.927	478	80.00	691
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	4	863,135.01	0.15%	4.701	423	75.06	721
9.500 - 9.999	1,590	430,296,743.15	72.52%	7.577	393	72.40	700
10.000 -10.499	19	5,635,295.76	0.95%	8.253	374	73.20	701
10.500 -10.999	74	22,293,688.21	3.76%	8.712	387	77.72	698
11.000 -11.499	9	3,507,790.94	0.59%	8.847	359	77.30	724
11.500 -11.999	41	12,084,236.93	2.04%	8.618	397	74.73	682
12.000 -12.499	19	5,072,068.54	0.85%	7.380	417	69.47	734
12.500 -12.999	380	101,751,843.90	17.15%	7.960	362	74.64	723
13.000 -13.499	34	10,015,792.76	1.69%	8.202	433	67.88	713
13.500 -13.999	6	1,849,915.18	0.31%	8.663	457	67.30	723
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	2,159	589,064,830.63	99.27%	7.729	389	72.93	704
1.000	17	4,305,679.75	0.73%	7.586	358	76.62	728
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	343	89,707,968.67	15.12%	8.032	357	76.25	718
7.500	1,833	503,662,541.71	84.88%	7.674	394	72.37	702
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	722	202,206,796.32	34.08%	8.127	385	72.86	701
Neg Amort Limit: 115-119.9	1,063	283,711,961.85	47.81%	7.355	396	73.40	700
Neg Amort Limit: 120-124.9	391	107,451,752.21	18.11%	7.963	373	71.96	720
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1,705	466,406,267.03	78.60%	7.717	393	72.75	699
02/01/07	16	4,173,950.00	0.70%	1.809	359	74.17	767
07/01/11	13	3,611,859.77	0.61%	7.948	355	73.98	700
08/01/11	120	31,416,081.19	5.29%	8.019	358	75.46	722
09/01/11	168	43,996,410.68	7.41%	7.986	370	73.57	715
10/01/11	144	40,424,691.71	6.81%	7.898	386	72.07	728
11/01/11	10	3,341,250.00	0.56%	8.270	359	77.07	730
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1	293,653.20	0.05%	8.152	348	70.00	668
02/01/07	1	375,553.65	0.06%	8.952	349	80.00	730
04/01/07	1	371,511.27	0.06%	8.277	351	80.00	788
05/01/07	2	271,473.55	0.05%	9.028	352	79.99	742
06/01/07	3	1,204,749.90	0.20%	8.523	394	74.33	667
07/01/07	15	4,322,671.47	0.73%	8.819	356	78.79	671
08/01/07	79	21,970,324.12	3.70%	8.347	391	74.50	691
09/01/07	62	17,165,919.46	2.89%	8.297	381	70.26	697
10/01/07	436	122,522,854.64	20.65%	8.242	396	73.53	692
11/01/07	277	76,365,363.90	12.87%	8.263	400	72.30	703
12/01/07	482	130,633,481.49	22.02%	8.005	388	71.93	703
01/01/08	107	29,185,935.00	4.92%	1.605	398	71.20	706
11/01/08	7	2,181,324.12	0.37%	8.833	396	74.10	691
12/01/08	1	356,250.00	0.06%	8.977	359	75.00	771
08/01/11	13	3,611,859.77	0.61%	7.948	355	73.98	700
09/01/11	122	31,912,723.42	5.38%	8.012	358	75.01	723
10/01/11	174	45,549,762.39	7.68%	7.986	370	73.49	716
11/01/11	159	44,709,730.86	7.53%	7.945	385	72.75	726
12/01/11	191	49,066,218.17	8.27%	8.109	393	74.07	703
01/01/12	43	11,299,150.00	1.90%	3.820	392	72.96	711
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,705	466,406,267.03	78.60%	7.717	393	72.75	699
2	16	4,173,950.00	0.70%	1.809	359	74.17	767
55	13	3,611,859.77	0.61%	7.948	355	73.98	700
56	120	31,416,081.19	5.29%	8.019	358	75.46	722
57	168	43,996,410.68	7.41%	7.986	370	73.57	715
58	144	40,424,691.71	6.81%	7.898	386	72.07	728
59	10	3,341,250.00	0.56%	8.270	359	77.07	730
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1	293,653.20	0.05%	8.152	348	70.00	668
2	1	375,553.65	0.06%	8.952	349	80.00	730
4	1	371,511.27	0.06%	8.277	351	80.00	788
5	2	271,473.55	0.05%	9.028	352	79.99	742
6	3	1,204,749.90	0.20%	8.523	394	74.33	667
7	15	4,322,671.47	0.73%	8.819	356	78.79	671
8	79	21,970,324.12	3.70%	8.347	391	74.50	691
9	62	17,165,919.46	2.89%	8.297	381	70.26	697
10	436	122,522,854.64	20.65%	8.242	396	73.53	692
11	277	76,365,363.90	12.87%	8.263	400	72.30	703
12	482	130,633,481.49	22.02%	8.005	388	71.93	703
13	107	29,185,935.00	4.92%	1.605	398	71.20	706
23	7	2,181,324.12	0.37%	8.833	396	74.10	691
24	1	356,250.00	0.06%	8.977	359	75.00	771
56	13	3,611,859.77	0.61%	7.948	355	73.98	700
57	122	31,912,723.42	5.38%	8.012	358	75.01	723
58	174	45,549,762.39	7.68%	7.986	370	73.49	716
59	159	44,709,730.86	7.53%	7.945	385	72.75	726
60	191	49,066,218.17	8.27%	8.109	393	74.07	703
61	43	11,299,150.00	1.90%	3.820	392	72.96	711
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	1,555	425,921,182.03	71.78%	8.239	393	72.85	698
1	150	40,485,085.00	6.82%	2.223	397	71.70	707
2	16	4,173,950.00	0.70%	1.809	359	74.17	767
55	13	3,611,859.77	0.61%	7.948	355	73.98	700
56	120	31,416,081.19	5.29%	8.019	358	75.46	722
57	168	43,996,410.68	7.41%	7.986	370	73.57	715
58	144	40,424,691.71	6.81%	7.898	386	72.07	728
59	10	3,341,250.00	0.56%	8.270	359	77.07	730
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	1,810	497,263,729.63	83.80%	7.670	394	72.34	701
60	366	96,106,780.75	16.20%	8.028	357	76.11	719
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,705	466,406,267.03	78.60%	7.717	393	72.75	699
3	16	4,173,950.00	0.70%	1.809	359	74.17	767
60	455	122,790,293.35	20.69%	7.972	371	73.67	721
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,143	583,827,898.30	98.39%	7.722	389	72.91	704
6	33	9,542,612.08	1.61%	8.137	358	75.41	735
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	1,466	404,683,491.65	68.20%	7.707	393	72.60	699
24	8	2,537,574.12	0.43%	8.853	391	74.23	703
60	702	186,149,444.61	31.37%	7.759	379	73.70	715
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	2,176	593,370,510.38	100.00%	7.728	388	72.95	704
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	57	12,476,196.95	2.10%	7.754	370	69.26	722
20.01 -25.00	82	21,062,329.23	3.55%	7.754	381	71.35	716
25.01 -30.00	155	38,076,294.15	6.42%	7.330	387	72.93	712
30.01 -35.00	344	90,985,185.50	15.33%	7.705	385	72.18	705
35.01 -40.00	806	227,907,648.26	38.41%	7.600	392	73.83	702
40.01 -45.00	242	66,764,216.87	11.25%	7.969	396	75.35	698
45.01 -50.00	49	11,942,300.21	2.01%	7.654	364	77.81	712
50.01 -55.00	9	2,834,517.64	0.48%	7.959	357	77.06	732
55.01 -60.00	3	933,295.74	0.16%	8.502	356	75.62	678
N/A	429	120,388,525.83	20.29%	7.971	386	70.62	702
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,176	593,370,510.38	100.00%	7.728	388	72.95	704
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,176	593,370,510.38	100.00%	7.728	388	72.95	704
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,176	593,370,510.38	100.00%	7.728	388	72.95	704
Total	2,176	593,370,510.38	100.00%	7.728	388	72.95	704

Group 2 Initial Mortgage Loans
(excluding the related expected Subsequent Mortgage Loans)
As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$811,010,970	$68,600	$2,155,912
Average Scheduled Principal Balance	$496,335
Number of Mortgage Loans	1,634

Weighted Average Gross Coupon	7.834%	1.000%	9.820%
Weighted Average FICO Score	708	619	819
Weighted Average Original LTV	75.35%	18.38%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	79.35%	18.38%	100.00%

Weighted Average Original Term	395 months	360 months	480 months
Weighted Average Stated Remaining Term	393 months	345 months	480 months
Weighted Average Seasoning	2 months	0 months	15 months

Weighted Average Gross Margin	3.323%	1.850%	5.000%
Weighted Average Minimum Interest Rate	3.323%	1.850%	5.000%
Weighted Average Maximum Interest Rate	10.733%	7.700%	16.450%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	120
Weighted Average Months to Roll	14 months	1 month	59 months

Maturity Date		Sep 1 2035	Dec 1 2046
Maximum Zip Code Concentration	0.69%	94513

ARM	100.00%	First Lien	100.00%

Negam 5/1 MO MTA	5.35%	Cash Out Refinance	47.05%
Negam 5/1 MO MTA IO Yr 5-10	14.37%	Purchase	31.14%
Negam 5/6 MO Libor IO Yr 5-10	2.58%	Rate/Term Refinance	21.81%
Negam LIBOR	0.39%
Negam MTA	60.69%	Condominium	5.06%
Negam MTA 2 Yr Fixed Pay	0.88%	Cooperative	0.03%
Negam MTA 5 Yr Fixed Pay	15.75%	Planned Unit Development	19.06%
		Single Family	73.02%
Interest Only	16.95%	Townhouse	0.54%
Not Interest Only	83.05%	Two-to-Four Family	2.29%

Hybrid	22.29%	Investor	1.47%
Not a Hybrid	77.71%	Primary	97.29%
		Second Home	1.24%
Prepay Penalty: N/A	14.09%
Prepay Penalty: 6 months	0.27%	Top 5 States:
Prepay Penalty: 12 months	19.42%	California	67.49%
Prepay Penalty: 24 months	6.98%	Florida	6.09%
Prepay Penalty: 36 months	59.24%	Virginia	3.68%
		New York	2.80%
		Arizona	2.71%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	8	709,480.54	0.09%	6.108	375	69.54	705
100,000.01 - 150,000.00	35	4,556,018.05	0.56%	8.014	381	59.12	729
150,000.01 - 200,000.00	67	12,035,154.76	1.48%	7.776	376	71.33	712
200,000.01 - 250,000.00	90	20,336,871.76	2.51%	7.825	392	75.89	709
250,000.01 - 300,000.00	101	28,004,856.65	3.45%	7.858	389	79.68	723
300,000.01 - 350,000.00	104	33,874,074.13	4.18%	7.772	388	78.93	710
350,000.01 - 400,000.00	85	31,766,057.98	3.92%	7.778	396	79.40	715
400,000.01 - 450,000.00	232	100,332,391.01	12.37%	7.921	396	76.44	708
450,000.01 - 500,000.00	246	117,210,369.88	14.45%	7.705	396	77.68	698
500,000.01 - 550,000.00	154	80,716,999.55	9.95%	7.881	395	76.65	700
550,000.01 - 600,000.00	145	83,320,868.92	10.27%	7.779	392	76.91	708
600,000.01 - 650,000.00	127	80,001,338.54	9.86%	7.951	399	75.78	714
650,000.01 - 700,000.00	45	30,447,572.45	3.75%	7.737	373	73.86	700
700,000.01 - 750,000.00	40	29,162,087.90	3.60%	7.918	391	72.94	708
750,000.01 - 800,000.00	25	19,342,920.99	2.39%	7.977	391	72.46	703
800,000.01 - 850,000.00	22	18,201,570.53	2.24%	8.068	390	71.67	714
850,000.01 - 900,000.00	14	12,272,049.40	1.51%	8.118	384	74.70	723
900,000.01 - 950,000.00	11	10,241,401.92	1.26%	8.076	401	72.59	724
950,000.01 - 1,000,000.00	37	36,439,402.66	4.49%	7.620	404	72.44	710
1,000,000.01 - 1,050,000.00	7	7,118,882.52	0.88%	8.191	408	69.96	718
1,050,000.01 - 1,100,000.00	5	5,349,952.13	0.66%	8.264	382	71.83	678
1,100,000.01 - 1,150,000.00	6	6,696,466.67	0.83%	7.113	399	74.47	727
1,150,000.01 - 1,200,000.00	1	1,185,075.80	0.15%	7.875	356	80.00	691
1,200,000.01 - 1,250,000.00	1	1,214,837.07	0.15%	8.570	478	75.00	712
1,250,000.01 - 1,300,000.00	3	3,843,000.00	0.47%	7.608	399	71.66	736
1,300,000.01 - 1,350,000.00	4	5,309,804.06	0.65%	7.752	357	64.51	707
1,350,000.01 - 1,400,000.00	1	1,365,318.16	0.17%	7.427	357	65.00	700
1,400,000.01 - 1,450,000.00	2	2,888,210.13	0.36%	7.613	359	57.87	746
1,450,000.01 - 1,500,000.00	5	7,429,014.77	0.92%	7.416	383	62.77	696
1,500,000.01 - 1,550,000.00	1	1,507,210.54	0.19%	6.875	356	76.06	752
1,550,000.01 - 1,600,000.00	1	1,558,252.87	0.19%	7.477	478	63.69	664
1,600,000.01 - 1,650,000.00	3	4,875,646.24	0.60%	8.059	358	58.57	731
1,650,000.01 - 1,700,000.00	1	1,675,240.27	0.21%	8.125	357	75.00	688
1,750,000.01 - 1,800,000.00	1	1,800,000.00	0.22%	7.777	359	43.90	682
1,900,000.01 - 1,950,000.00	1	1,920,765.53	0.24%	8.000	356	63.60	729
2,000,000.01 - 2,050,000.00	1	2,015,894.34	0.25%	8.750	356	80.00	749
2,100,000.01 - 2,150,000.00	1	2,130,000.01	0.26%	7.625	357	60.00	641
2,150,000.01 - 2,200,000.00	1	2,155,911.60	0.27%	8.152	477	60.00	768
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	25	13,579,588.00	1.67%	1.118	401	77.70	722
1.500 - 1.999	26	10,866,597.48	1.34%	1.833	377	68.95	723
2.000 - 2.499	27	12,105,396.53	1.49%	2.212	410	71.79	702
2.500 - 2.999	5	1,695,400.00	0.21%	2.689	451	79.32	661
3.000 - 3.499	6	1,957,210.00	0.24%	3.219	401	80.26	679
6.000 - 6.499	3	1,147,950.00	0.14%	6.395	359	80.00	745
6.500 - 6.999	11	6,084,359.88	0.75%	6.843	357	78.56	733
7.000 - 7.499	97	57,442,174.43	7.08%	7.307	379	73.01	720
7.500 - 7.999	406	218,561,276.44	26.95%	7.775	384	73.33	715
8.000 - 8.499	636	293,817,676.39	36.23%	8.211	395	75.29	706
8.500 - 8.999	313	154,508,463.38	19.05%	8.659	407	78.07	699
9.000 - 9.499	77	38,445,877.80	4.74%	9.213	397	80.90	693
9.500 - 9.999	2	799,000.00	0.10%	9.820	359	79.94	680
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	22	12,137,523.12	1.50%	8.402	389	74.40	622
625-649	129	66,552,944.07	8.21%	8.187	387	74.66	638
650-674	276	132,739,997.61	16.37%	7.956	391	75.62	664
675-699	338	170,014,596.91	20.96%	7.742	389	75.55	687
700-724	284	135,822,799.62	16.75%	7.884	397	76.38	711
725-749	235	122,782,325.78	15.14%	7.755	392	75.00	736
750-774	187	98,376,007.03	12.13%	7.567	397	75.18	761
775-799	116	53,690,898.98	6.62%	7.785	399	74.32	784
800+	44	18,361,360.26	2.26%	7.840	400	73.06	806
N/A	3	532,516.95	0.07%	8.718	356	90.37	0
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	58	21,646,674.63	2.67%	7.691	395	40.74	709
50.00- 54.99	30	13,961,061.85	1.72%	7.830	390	52.12	727
55.00- 59.99	37	18,615,206.12	2.30%	7.791	381	58.01	705
60.00- 64.99	69	42,690,424.77	5.26%	7.479	396	62.18	710
65.00- 69.99	123	69,200,077.20	8.53%	7.730	399	67.21	719
70.00- 74.99	163	87,060,523.01	10.73%	7.690	400	71.99	700
75.00- 79.99	296	163,246,966.60	20.13%	7.800	394	76.72	704
80.00	693	336,667,838.64	41.51%	7.867	391	80.00	708
80.01- 84.99	2	1,055,000.00	0.13%	8.389	359	83.08	651
85.00- 89.99	18	8,332,221.11	1.03%	8.529	388	88.29	695
90.00- 94.99	59	21,465,751.87	2.65%	8.260	381	90.89	705
95.00- 99.99	58	18,307,834.36	2.26%	8.348	395	95.22	712
100.00	28	8,761,390.17	1.08%	8.753	357	100.00	736
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	1,469	753,088,772.82	92.86%	7.790	394	73.99	708
LTV > 80 Amerin	7	2,659,496.58	0.33%	8.305	447	93.82	741
LTV > 80 GEMICO	7	2,038,330.91	0.25%	8.367	447	91.75	679
LTV > 80 MGIC	53	18,708,298.41	2.31%	8.378	372	92.45	707
LTV > 80 Mi Present, unknown carrier	2	696,446.44	0.09%	8.449	356	92.53	692
LTV > 80 PMI	20	7,228,321.11	0.89%	8.188	412	92.62	708
LTV > 80 Radian	7	3,057,028.61	0.38%	8.641	375	89.86	676
LTV > 80 Republic	8	2,866,486.95	0.35%	8.048	424	91.50	721
LTV > 80 Triad Guaranty	54	18,484,630.42	2.28%	8.583	357	95.00	717
LTV > 80 United Guaranty	7	2,183,158.08	0.27%	8.088	413	91.92	698
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	57	21,396,860.16	2.64%	7.694	396	40.69	708
50.00- 54.99	30	13,961,061.85	1.72%	7.830	390	52.12	727
55.00- 59.99	34	15,888,219.02	1.96%	7.760	379	58.11	711
60.00- 64.99	65	38,246,313.17	4.72%	7.403	392	62.23	706
65.00- 69.99	112	61,750,672.22	7.61%	7.737	404	66.81	723
70.00- 74.99	143	73,727,411.10	9.09%	7.592	395	71.25	701
75.00- 79.99	221	121,118,838.47	14.93%	7.866	394	76.14	706
80.00	308	157,311,015.57	19.40%	7.884	391	79.69	709
80.01- 84.99	15	9,643,260.49	1.19%	7.867	409	76.75	697
85.00- 89.99	116	62,453,655.31	7.70%	7.858	398	79.54	701
90.00- 94.99	329	154,902,115.59	19.10%	7.779	393	80.60	703
95.00- 99.99	123	49,112,315.49	6.06%	8.294	395	85.27	709
100.00	81	31,499,231.89	3.88%	8.360	358	85.53	730
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,163	573,822,319.35	70.75%	7.807	358	75.61	706
480	471	237,188,650.98	29.25%	7.899	478	74.75	712
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	1,163	573,822,319.35	70.75%	7.807	358	75.61	706
361+	471	237,188,650.98	29.25%	7.899	478	74.75	712
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 5/1 MO MTA	87	43,366,877.57	5.35%	7.845	429	73.56	732
Negam 5/1 MO MTA IO Yr 5-10	231	116,522,280.16	14.37%	8.133	357	79.82	717
Negam 5/6 MO Libor IO Yr 5-10	48	20,910,864.00	2.58%	8.072	358	78.10	712
Negam LIBOR	5	3,144,765.78	0.39%	8.758	404	78.05	698
Negam MTA	917	492,186,819.59	60.69%	7.841	399	75.75	703
Negam MTA 2 Yr Fixed Pay	16	7,134,958.02	0.88%	8.872	407	77.46	717
Negam MTA 5 Yr Fixed Pay	330	127,744,405.21	15.75%	7.410	395	69.74	709
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6 Month LIBOR	48	20,910,864.00	2.58%	8.072	358	78.10	712
1 Month LIBOR	5	3,144,765.78	0.39%	8.758	404	78.05	698
MTA	1,581	786,955,340.55	97.03%	7.824	394	75.27	708
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	221	114,233,012.32	14.09%	7.542	373	75.09	720
Prepay Penalty: 6 months	5	2,200,251.42	0.27%	9.064	389	79.25	657
Prepay Penalty: 12 months	286	157,502,810.06	19.42%	7.906	398	76.89	709
Prepay Penalty: 24 months	105	56,599,660.71	6.98%	7.994	385	77.27	709
Prepay Penalty: 36 months	1,017	480,475,235.82	59.24%	7.855	397	74.67	705
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Fast Forward *	5	1,094,160.00	0.13%	7.635	359	69.55	769
Full Documentation	112	42,204,673.43	5.20%	8.023	363	86.48	714
Full/Alternate *	58	29,289,876.83	3.61%	7.837	405	79.40	697
NINA	297	107,272,421.27	13.23%	7.514	402	68.29	708
NISA	6	3,278,025.88	0.40%	8.484	358	69.94	676
NIVA **	277	149,574,664.68	18.44%	8.159	389	75.63	705
No Documentation	47	19,724,483.69	2.43%	8.610	420	74.05	723
No Ratio *	37	20,145,351.93	2.48%	8.440	369	79.53	698
SISA	55	28,000,690.62	3.45%	8.051	405	73.55	708
SIVA	740	410,426,622.00	50.61%	7.692	393	75.70	709
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708
* IndyMac Only
** Includes No Ratio loans from sellers other than IndyMac

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	736	381,592,248.43	47.05%	7.911	394	71.34	706
Purchase	584	252,524,074.40	31.14%	7.855	385	80.87	717
Rate/Term Refinance	314	176,894,647.50	21.81%	7.636	402	76.15	700
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	109	41,046,674.21	5.06%	7.807	384	79.07	720
Cooperative	1	218,189.51	0.03%	7.250	357	80.00	802
Planned Unit Development	293	154,597,138.61	19.06%	7.825	389	75.83	706
Single Family	1,182	592,190,384.99	73.02%	7.850	395	75.00	708
Townhouse	11	4,393,038.34	0.54%	7.334	382	78.89	673
Two-to-Four Family	38	18,565,544.67	2.29%	7.566	392	73.70	715
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	21	11,933,785.99	1.47%	8.211	400	76.78	726
Primary	1,599	789,008,715.20	97.29%	7.826	393	75.38	708
Second Home	14	10,068,469.14	1.24%	7.994	369	71.61	714
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	6	1,312,676.42	0.16%	7.982	357	85.11	720
Arizona	39	22,013,881.65	2.71%	8.037	358	75.19	709
California	1,055	547,330,303.60	67.49%	7.900	399	75.25	710
Colorado	7	3,733,240.31	0.46%	7.971	411	77.46	746
Connecticut	7	3,861,881.35	0.48%	6.915	358	68.84	657
Delaware	2	561,000.00	0.07%	7.852	359	71.27	717
District of Columbia	3	1,475,248.23	0.18%	8.157	400	80.74	691
Florida	121	49,430,745.07	6.09%	7.772	385	76.55	705
Georgia	14	5,438,961.41	0.67%	7.611	366	83.07	695
Hawaii	13	9,062,715.87	1.12%	7.711	403	66.11	712
Idaho	1	126,752.49	0.02%	7.552	477	55.95	804
Illinois	17	6,225,410.50	0.77%	7.275	387	79.69	684
Kansas	1	557,600.00	0.07%	7.777	359	80.00	782
Louisiana	2	365,936.88	0.05%	8.264	358	81.66	671
Maine	1	230,000.00	0.03%	8.077	359	58.97	730
Maryland	43	20,047,659.58	2.47%	7.716	380	74.23	698
Massachusetts	12	6,123,645.20	0.76%	8.020	373	68.36	707
Michigan	11	5,801,836.52	0.72%	8.050	407	78.18	730
Minnesota	4	1,293,936.66	0.16%	8.131	357	90.32	701
Missouri	4	1,202,697.54	0.15%	8.371	385	82.88	719
Nevada	28	11,831,946.86	1.46%	7.829	376	79.05	696
New Hampshire	2	392,000.00	0.05%	8.409	359	63.12	717
New Jersey	32	14,603,783.99	1.80%	6.876	379	70.28	715
New Mexico	1	484,000.00	0.06%	8.027	359	80.00	748
New York	46	22,743,540.35	2.80%	7.428	375	70.94	679
North Carolina	4	1,469,168.00	0.18%	5.797	401	78.29	683
Ohio	7	3,077,364.72	0.38%	3.399	358	80.08	740
Oklahoma	2	1,981,014.77	0.24%	6.049	390	68.59	695
Oregon	17	8,223,808.14	1.01%	8.091	387	76.07	709
Pennsylvania	13	4,316,331.70	0.53%	7.699	373	81.20	685
Rhode Island	1	121,000.00	0.01%	8.127	359	43.21	667
South Carolina	7	3,958,661.92	0.49%	8.029	428	68.98	771
Tennessee	1	582,608.30	0.07%	8.177	358	58.99	778
Texas	6	2,709,882.31	0.33%	7.882	411	75.63	714
Utah	6	4,234,550.94	0.52%	7.621	359	70.23	714
Virginia	64	29,882,816.71	3.68%	8.139	370	80.22	701
Washington	30	13,196,819.21	1.63%	7.937	401	78.16	704
Wisconsin	4	1,005,543.13	0.12%	8.129	358	84.28	702
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	2	890,335.35	0.11%	6.515	358	84.89	710
2.000 - 2.499	85	38,821,989.48	4.79%	7.618	365	77.76	721
2.500 - 2.999	214	126,501,191.43	15.60%	7.247	382	71.58	718
3.000 - 3.499	804	395,201,590.84	48.73%	7.669	391	74.40	712
3.500 - 3.999	345	165,010,659.09	20.35%	8.197	419	75.92	695
4.000 - 4.499	171	77,579,590.12	9.57%	8.849	377	83.22	696
4.500 - 4.999	12	6,496,263.88	0.80%	9.356	399	80.95	660
5.000 - 5.499	1	509,350.14	0.06%	8.500	358	100.00	712
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	2	890,335.35	0.11%	6.515	358	84.89	710
2.000 - 2.499	85	38,821,989.48	4.79%	7.618	365	77.76	721
2.500 - 2.999	214	126,501,191.43	15.60%	7.247	382	71.58	718
3.000 - 3.499	804	395,201,590.84	48.73%	7.669	391	74.40	712
3.500 - 3.999	345	165,010,659.09	20.35%	8.197	419	75.92	695
4.000 - 4.499	171	77,579,590.12	9.57%	8.849	377	83.22	696
4.500 - 4.999	12	6,496,263.88	0.80%	9.356	399	80.95	660
5.000 - 5.499	1	509,350.14	0.06%	8.500	358	100.00	712
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500 - 7.999	1	444,960.00	0.05%	3.200	480	90.00	692
8.000 - 8.499	1	290,335.35	0.04%	6.727	355	95.00	641
9.500 - 9.999	1,132	557,632,063.95	68.76%	7.659	398	74.22	705
10.000 -10.499	21	10,364,265.38	1.28%	8.502	405	78.90	715
10.500 -10.999	62	33,135,728.98	4.09%	8.823	403	77.87	699
11.000 -11.499	14	7,431,514.64	0.92%	8.697	441	76.98	695
11.500 -11.999	27	14,089,041.54	1.74%	8.792	374	77.67	675
12.000 -12.499	14	8,391,755.54	1.03%	7.353	397	72.39	710
12.500 -12.999	287	143,847,196.44	17.74%	8.016	364	78.67	722
13.000 -13.499	58	27,066,256.54	3.34%	8.248	409	75.84	722
13.500 -13.999	16	7,815,293.97	0.96%	8.659	444	74.46	730
16.000 -16.499	1	502,558.00	0.06%	8.577	356	70.42	726
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	1,586	790,100,106.33	97.42%	7.827	394	75.28	708
1.000	48	20,910,864.00	2.58%	8.072	358	78.10	712
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	249	123,946,365.20	15.28%	8.138	357	79.84	717
7.500	1,385	687,064,605.13	84.72%	7.779	399	74.55	706
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	680	338,191,024.66	41.70%	8.065	391	75.24	700
Neg Amort Limit: 115-119.9	724	345,584,971.83	42.61%	7.529	399	75.43	710
Neg Amort Limit: 120-124.9	230	127,234,973.84	15.69%	8.045	381	75.45	724
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1,265	628,649,270.47	77.51%	7.784	398	74.56	704
02/01/07	3	1,561,678.13	0.19%	1.750	359	75.01	749
07/01/11	9	4,509,729.40	0.56%	7.814	355	81.34	702
08/01/11	76	38,950,518.50	4.80%	8.063	362	80.63	718
09/01/11	104	52,196,728.56	6.44%	8.096	377	77.45	714
10/01/11	152	71,961,445.27	8.87%	7.980	380	77.23	724
11/01/11	25	13,181,600.00	1.63%	8.390	377	77.13	736
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
03/01/07	2	1,229,382.84	0.15%	8.838	350	78.71	641
04/01/07	1	566,138.63	0.07%	7.577	351	80.00	772
05/01/07	4	2,061,892.08	0.25%	7.913	352	79.58	716
06/01/07	1	433,974.37	0.05%	8.827	353	70.00	620
07/01/07	19	10,611,350.88	1.31%	8.392	366	74.54	706
08/01/07	61	32,693,532.45	4.03%	8.404	374	78.39	695
09/01/07	54	31,092,705.16	3.83%	8.275	391	75.57	698
10/01/07	201	102,251,930.89	12.61%	8.208	402	75.50	711
11/01/07	238	132,192,737.71	16.30%	8.067	407	76.08	708
12/01/07	304	162,494,782.96	20.04%	8.042	400	75.03	697
01/01/08	44	22,710,488.00	2.80%	1.795	402	77.43	701
11/01/08	9	3,726,758.02	0.46%	9.012	373	76.00	710
12/01/08	7	3,408,200.00	0.42%	8.718	445	79.05	724
11/01/10	1	337,819.63	0.04%	7.977	346	60.50	785
08/01/11	9	4,509,729.40	0.56%	7.814	355	81.34	702
09/01/11	76	38,950,518.50	4.80%	8.063	362	80.63	718
10/01/11	117	59,631,050.25	7.35%	8.073	374	76.76	713
11/01/11	183	88,397,491.55	10.90%	8.000	377	75.71	724
12/01/11	259	97,401,049.01	12.01%	8.120	400	70.51	709
01/01/12	44	16,309,438.00	2.01%	2.994	395	69.16	715
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,265	628,649,270.47	77.51%	7.784	398	74.56	704
2	3	1,561,678.13	0.19%	1.750	359	75.01	749
55	9	4,509,729.40	0.56%	7.814	355	81.34	702
56	76	38,950,518.50	4.80%	8.063	362	80.63	718
57	104	52,196,728.56	6.44%	8.096	377	77.45	714
58	152	71,961,445.27	8.87%	7.980	380	77.23	724
59	25	13,181,600.00	1.63%	8.390	377	77.13	736
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3	2	1,229,382.84	0.15%	8.838	350	78.71	641
4	1	566,138.63	0.07%	7.577	351	80.00	772
5	4	2,061,892.08	0.25%	7.913	352	79.58	716
6	1	433,974.37	0.05%	8.827	353	70.00	620
7	19	10,611,350.88	1.31%	8.392	366	74.54	706
8	61	32,693,532.45	4.03%	8.404	374	78.39	695
9	54	31,092,705.16	3.83%	8.275	391	75.57	698
10	201	102,251,930.89	12.61%	8.208	402	75.50	711
11	238	132,192,737.71	16.30%	8.067	407	76.08	708
12	304	162,494,782.96	20.04%	8.042	400	75.03	697
13	44	22,710,488.00	2.80%	1.795	402	77.43	701
23	9	3,726,758.02	0.46%	9.012	373	76.00	710
24	7	3,408,200.00	0.42%	8.718	445	79.05	724
47	1	337,819.63	0.04%	7.977	346	60.50	785
56	9	4,509,729.40	0.56%	7.814	355	81.34	702
57	76	38,950,518.50	4.80%	8.063	362	80.63	718
58	117	59,631,050.25	7.35%	8.073	374	76.76	713
59	183	88,397,491.55	10.90%	8.000	377	75.71	724
60	259	97,401,049.01	12.01%	8.120	400	70.51	709
61	44	16,309,438.00	2.01%	2.994	395	69.16	715
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	1,172	586,772,756.59	72.35%	8.178	398	74.62	704
1	93	41,876,513.88	5.16%	2.270	398	73.78	709
2	3	1,561,678.13	0.19%	1.750	359	75.01	749
55	9	4,509,729.40	0.56%	7.814	355	81.34	702
56	76	38,950,518.50	4.80%	8.063	362	80.63	718
57	104	52,196,728.56	6.44%	8.096	377	77.45	714
58	152	71,961,445.27	8.87%	7.980	380	77.23	724
59	25	13,181,600.00	1.63%	8.390	377	77.13	736
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
N/A	1,355	673,577,826.17	83.05%	7.774	400	74.50	706
60	279	137,433,144.16	16.95%	8.124	357	79.56	717
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,260	625,792,682.59	77.16%	7.811	398	74.58	704
3	8	4,418,266.01	0.54%	1.857	368	72.47	740
60	366	180,800,021.73	22.29%	8.057	374	78.12	720
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,558	775,250,467.37	95.59%	7.812	394	75.22	707
6	76	35,760,502.96	4.41%	8.294	358	78.20	720
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	929	498,338,915.97	61.45%	7.845	399	75.79	703
24	16	7,134,958.02	0.88%	8.872	407	77.46	717
60	689	305,537,096.34	37.67%	7.790	382	74.60	716
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,634	811,010,970.33	100.00%	7.834	393	75.35	708
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	30	16,887,307.43	2.08%	7.931	378	75.65	712
20.01 -25.00	40	24,662,080.59	3.04%	8.013	373	73.97	708
25.01 -30.00	79	44,256,562.94	5.46%	7.676	384	72.53	707
30.01 -35.00	186	96,370,943.62	11.88%	7.523	394	76.70	713
35.01 -40.00	469	249,041,052.40	30.71%	7.793	396	75.79	707
40.01 -45.00	261	136,275,347.48	16.80%	7.745	396	77.64	708
45.01 -50.00	40	19,595,097.77	2.42%	7.837	372	80.08	709
50.01 -55.00	8	2,814,486.05	0.35%	8.248	357	82.14	728
55.01 -60.00	2	964,781.74	0.12%	7.771	357	58.84	667
60.01+	1	207,000.00	0.03%	8.250	358	90.00	733
N/A	518	219,936,310.31	27.12%	8.069	395	73.11	707
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708
Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,634	811,010,970.33	100.00%	7.834	393	75.35	708
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,634	811,010,970.33	100.00%	7.834	393	75.35	708
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,634	811,010,970.33	100.00%	7.834	393	75.35	708
Total	1,634	811,010,970.33	100.00%	7.834	393	75.35	708

HarborView Mortgage Loan Pass-Through Certificates

Series 2006-14

Exhibit A

Table of Contents

The Originators - Page 1

IndyMac Bank

Bank United

 The Servicers - Page 12

GMAC Mortgage, LLC

IndyMac Bank

The Master Servicer and Securities Administrator - Page 17

Wells Fargo Bank, N.A.

The Custodian and Trustee - Page 18

Deutsche Bank National Trust Company

The Certificate Insurer - Page 19

Ambac Assurance Corporation

THE ORIGINATORS

The principal executive offices of IndyMac Bank, F.S.B. (“IndyMac Bank”) are located at 888 East Walnut Street, Pasadena, California 91101-7211, Pasadena, California 91101. IndyMac Bank is a federal savings bank and a wholly-owned subsidiary of IndyMac Intermediate Holdings, Inc., which is a wholly-owned subsidiary of IndyMac Bancorp, Inc. The business now operated by IndyMac Bank began in 1993 and became a federal savings bank in 2000. During calendar years 2003, 2004 and 2005, IndyMac Bank’s conventional mortgage loan production was approximately, $29.2 billion, $37.9 billion and $60.8 billion respectively.

Origination Process

IndyMac Bank acquires mortgage loans principally through four channels: mortgage professionals, consumer direct, correspondent and conduit. IndyMac Bank also acquires a relatively small number of mortgage loans through other channels.

Mortgage professionals: Mortgage brokers, mortgage bankers, financial institutions and homebuilders who have taken applications from prospective borrowers and submitted those applications to IndyMac Bank.

Consumer direct: Mortgage loans initiated through direct contact with the borrower. This contact may arise from internet advertising and IndyMac Bank website traffic, affinity relationships, company referral programs, realtors and through its Southern California retail banking branches.

Correspondent: Mortgage brokers, mortgage bankers, financial institutions and homebuilders who sell previously funded mortgage loans to IndyMac Bank.

Conduit: IndyMac Bank acquires pools of mortgage loans in negotiated transactions either with the original mortgagee or an intermediate owner of the mortgage loans.

IndyMac Bank approves each mortgage loan seller prior to the initial transaction on the basis of the seller’s financial and management strength, reputation and prior experience. Sellers are periodically reviewed and if their performance, as measured by compliance with the applicable loan sale agreement, is unsatisfactory, IndyMac Bank will cease doing business with them.

MORTGAGE LOAN UNDERWRITING STANDARDS

IndyMac Bank'sUnderwriting Process

Mortgage loans that are acquired by IndyMac Bank are underwritten by IndyMac Bank according to IndyMac Bank’s underwriting guidelines, which also accept mortgage loans meeting Fannie Mae or Freddie Mac guidelines regardless of whether such mortgage loans would otherwise meet IndyMac Bank’s guidelines, or pursuant to an exception to those guidelines based on IndyMac Bank’s procedures for approving such exceptions. Conventional mortgage loans are loans that are not insured by the FHA or partially guaranteed by the VA. Conforming mortgage loans are loans that qualify for sale to Fannie Mae and Freddie Mac, whereas non-conforming mortgage loans are loans that do not so qualify. Non-conforming mortgage loans originated or purchased by IndyMac Bank pursuant to its underwriting programs typically differ from conforming loans primarily with respect to loan-to-value ratios, borrower income, required documentation, interest rates, borrower occupancy of the mortgaged property and/or property types. To the extent that these programs reflect underwriting standards different from those of Fannie Mae and Freddie Mac, the performance of loans made pursuant to these different underwriting standards may reflect higher delinquency rates and/or credit losses.

1

IndyMac Bank has two principal underwriting methods designed to be responsive to the needs of its mortgage loan customers: traditional underwriting and e-MITS (Electronic Mortgage Information and Transaction System) underwriting. E-MITS is an automated, internet-based underwriting and risk-based pricing system. IndyMac Bank believes that e-MITS generally enables it to estimate expected credit loss, interest rate risk and prepayment risk more objectively than traditional underwriting and also provides consistent underwriting decisions. IndyMac Bank has procedures to override an e-MITS decision to allow for compensating factors.

IndyMac Bank’s underwriting criteria for traditionally underwritten mortgage loans includes an analysis of the borrower’s credit history, ability to repay the mortgage loan and the adequacy of the mortgaged property as collateral. Traditional underwriting decisions are made by individuals authorized to consider compensating factors that would allow mortgage loans not otherwise meeting IndyMac Bank’s guidelines.

In determining a borrower’s FICO credit score, IndyMac Bank generally selects the middle credit score of the scores provided by each of the three major U.S. credit repositories (Equifax, TransUnion and Experian) for each borrower, and then selects the lowest of these scores. In some instances, IndyMac Bank selects the middle score of the borrower with the largest amount of qualifying income among all of the borrowers on the mortgage loan. A FICO credit score might not be available for a borrower due to insufficient credit information on file with the credit repositories. In these situations, IndyMac Bank will establish a borrower’s credit history through documentation of alternative sources of credit such as utility payments, auto insurance payments and rent payments. In addition to the FICO credit score, other information regarding a borrower’s credit quality is considered in the loan approval process, such as the number and degree of any late mortgage or rent payments within the preceding 12-month period, the age of any foreclosure action against any property owned by the borrower, the age of any bankruptcy action, the number of seasoned tradelines reflected on the credit report and any outstanding judgments, liens, charge-offs or collections.

For each mortgage loan with a Loan-to-Value Ratio at origination exceeding 80%, IndyMac Bank will usually require a primary mortgage guarantee insurance policy that conforms to the guidelines of Fannie Mae and Freddie Mac. After the date on which the Loan-to-Value Ratio of a mortgage loan is 80% or less, either because of principal payments on the mortgage loan or because of a new appraisal of the mortgaged property, no primary mortgage guaranty insurance policy will be required on that mortgage loan.

All of the insurers that have issued primary mortgage guaranty insurance policies with respect to the mortgage loans meet Fannie Mae’s or Freddie Mac’s standards or are acceptable to the Rating Agencies. In some circumstances, however, IndyMac Bank does not require primary mortgage guaranty insurance on mortgage loans with Loan-to-Value Ratios greater than 80%.

IndyMac Bank originates and purchases loans that have been originated under one of seven documentation programs: Full/Alternate, FastForward, Bank Statement, Stated Income, No Income/No Asset, No Ratio and No Doc.

2

Under the Full/Alternate Documentation Program, the prospective borrower’s employment, income and assets are verified through written or telephonic communications. All loans may be submitted under the Full/Alternate Documentation Program. The Full/Alternate Documentation Program also provides for alternative methods of employment verification generally using W-2 forms or pay stubs. Borrowers applying under the Full/Alternate Documentation Program may, based on certain credit and loan characteristics, qualify for IndyMac Bank’s FastForward program and be entitled to income and asset documentation relief. Borrowers who qualify for FastForward must state their income, provide a signed Internal Revenue Service Form 4506 (authorizing IndyMac Bank to obtain copies of their tax returns), and state their assets; IndyMac Bank does not require any verification of income or assets under this program.

The Bank Statement Documentation Program is similar to the Full/Alternate Documentation Program except that borrowers generally must document income and employment for six months (rather than two, as required by the Full/Alternate Documentation Program). Borrowers under the Bank Statement Documentation Program may use bank statements to verify their income and employment. If applicable, written verification of a borrower’s assets is required under this program.

Under the Stated Income Documentation Program and the No Ratio Program, more emphasis is placed on the prospective borrower’s credit score and on the value and adequacy of the mortgaged property as collateral and other assets of the prospective borrower than on income underwriting. The Stated Income Documentation Program requires prospective borrowers to provide information regarding their assets and income. Information regarding assets is verified through written communications. Information regarding income is not verified. The No Ratio Program requires prospective borrowers to provide information regarding their assets, which is then verified through written communications. The No Ratio Program does not require prospective borrowers to provide information regarding their income. Employment is orally verified under both programs.

Under the No Income/No Asset Documentation Program and the No Doc Documentation Program, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral, rather than on the income and the assets of the prospective borrower. Prospective borrowers are not required to provide information regarding their assets or income under either program, although under the No Income/No Asset Documentation Program, employment is orally verified.

IndyMac Bank generally will re-verify income, assets, and employment for mortgage loans it acquires through the wholesale channel, but not for mortgage loans acquired through other channels.

Maximum loan-to-value and combined loan-to-value ratios and loan amounts are established according to the occupancy type, loan purpose, property type, FICO credit score, number of previous late mortgage payments, and the age of any bankruptcy or foreclosure actions. Additionally, maximum total monthly debt payments-to-income ratios and cash-out limits may be applied. Other factors may be considered in determining loan eligibility such as a borrower’s residency and immigration status, whether a non-occupying borrower will be included for qualification purposes, sales or financing concessions included in any purchase contract, the acquisition cost of the property in the case of a refinance transaction, the number of properties owned by the borrower, the type and amount of any subordinate mortgage, the amount of any increase in the borrower’s monthly mortgage payment compared to previous mortgage or rent payments and the amount of disposable monthly income after payment of all monthly expenses.

3

To determine the adequacy of the property to be used as collateral, an appraisal is generally made of the subject property in accordance with the Uniform Standards of Profession Appraisal Practice. The appraiser generally inspects the property, analyzes data including the sales prices of comparable properties and issues an opinion of value using a Fannie Mae/Freddie Mac appraisal report form, or other acceptable form. In some cases, an automated valuation model (AVM) may be used in lieu of an appraisal. AVMs are computer programs that use real estate information, such as demographics, property characteristics, sales prices, and price trends to calculate a value for the specific property. The value of the property, as indicated by the appraisal or AVM, must support the loan amount.

Underwriting procedures vary by channel of origination. Generally, mortgage loans originated through the mortgage professional channel will be submitted to e-MITS for assessment and subjected to a full credit review and analysis. Mortgage loans that do not meet IndyMac Bank’s guidelines may be manually re-underwritten and approved under an exception to those underwriting guidelines. Mortgage loans originated through the consumer direct channel are subjected to essentially the same procedures, modified as necessary to reflect the fact that no third-party contributes to the preparation of the credit file.

IndyMac Bank currently operates two mortgage loan purchase programs as part of its correspondent channel:

1. Prior Approval Program. Under this program, IndyMac Bank performs a full credit review and analysis of each mortgage loan generally with the same procedures used for mortgage loans originated through the mortgage professionals channel. Only after IndyMac Bank issues an approval notice to a “third party loan originator” is a mortgage loan eligible for purchase pursuant to this program.

2. Preferred Delegated Underwriting Program. Under this program, third party loan originators that meet certain eligibility requirements are allowed to tender mortgage loans for purchase without the need for IndyMac Bank to verify mortgagor information. The eligibility requirements for participation in the Preferred Delegated Underwriting Program vary based on the net worth of the third party loan originators with more stringent requirements imposed on third party loan originators with a lower net worth. Third party loan originators are required to submit a variety of information to IndyMac Bank for review, including their current audited financial statements, their quality control policies and procedures, their current errors and omissions/fidelity insurance coverage evidencing blanket coverage in a minimum amount of $300,000, at least three underwriters’ resumes showing at least three years experience or a direct endorsement designation, and at least two references from mortgage insurance companies. Third party loan originators are required to have an active, traditional warehouse line of credit, which is verified together with the bailee letter and wire instructions. IndyMac Bank requires each third party loan originator to be recertified on an annual basis to ensure that it continues to meet the minimum eligibility guidelines for the Preferred Delegated Underwriting Program.

Under the Preferred Delegated Underwriting Program, each eligible third party loan originator is required to underwrite mortgage loans in compliance with IndyMac Bank’s underwriting guidelines usually by use of e-MITS or, infrequently, by submission of the mortgage loan to IndyMac Bank for traditional underwriting. A greater percentage of mortgage loans purchased pursuant to this program are selected for post-purchase quality control review than for the other program.

4

Mortgage loans originated through the conduit channel are generally initially underwritten by a “third party seller” to the third party seller’s underwriting guidelines. IndyMac Bank reviews each third party seller’s guidelines for acceptability, and these guidelines generally meet industry standards and incorporate many of the same factors used by Fannie Mae, Freddie Mac and IndyMac Bank. Each mortgage loan is re-underwritten by IndyMac Bank for compliance with its guidelines based only on the objective characteristics of the mortgage loan, such as FICO credit score, documentation type, loan-to-value ratio, etc., but without reassessing the underwriting procedures originally used. In addition, a portion of the mortgage loans acquired from a third party seller are subjected to a full re-underwriting.

Exceptions to underwriting standards are permitted in situations in which compensating factors exist. Examples of these factors are significant financial reserves, a low loan-to-value ratio, significant decrease in the borrower’s monthly payment and long-term employment with the same employer.

BANK UNITED

A portion of the mortgage loans that were sold to the seller were originated by BankUnited, FSB (BankUnited). The information set forth in this section contains a brief description of the underwriting guidelines used for mortgage loans originated by BankUnited.

BankUnited, FSB.

BankUnited was established as a full line thrift institution to facilitate the purchase and servicing of whole loans containing various levels of quality from “investment grade” to varying degrees of “Alt A investment grade” loans. BankUnited is not in the business of acquiring mortgaged properties through foreclosure or deed in lieu of foreclosure; however this does occur on occasion during the normal course of business. BankUnited originally operated under the name of United Savings Association as a Florida chartered Savings Association formed on August 13, 1984. It commenced operation from Bonita Springs, Florida on October 5, 1984. BankUnited converted to a Federal Savings Bank charter on March 5, 1993.

The principal business of BankUnited has been the origination of investment grade performing residential mortgages. These have been originated through its own retail network and through an extensive network of wholesale brokers. BankUnited’s servicing portfolio consists primarily of performing investment quality loans serviced for BankUnited’s own account or the accounts of Fannie Mae, Freddie Mac, or other private mortgage conduits and various institutional investors.

BankUnited places significant emphasis on its collection efforts in order to maintain low delinquency and foreclosure rates. As of March 31, 2006, BankUnited was servicing approximately $1.65 billion of mortgage loans for others and $8.25 billion for its own account.

5

Mortgage Loan Production

The following table sets forth, by number and dollar amount of mortgage loans, BankUnited’s residential mortgage loan production for the periods ending December 31st of each year except for the year-to-date 2006 numbers, which are through March 31, 2006:

MTA loans (Monthly Treasury Average) as noted above are adjustable rate loans whose index is the 12 month average of the monthly average yields of U.S. Treasury securities adjusted to a constant maturity of one year. It is calculated by averaging the previous 12 monthly values of the 1-Year CMT.

In 2005, approximately 95% of the mortgage loans in the aggregate have been acquired through our wholesale channel and were originated generally in accordance with the following underwriting guidelines established by BankUnited.

BankUnited requires title insurance on all of its mortgage loans secured by first liens on real property originated through its wholesale and retail channels. BankUnited also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount at least equal to the principal balance of the related single-family mortgage loan or the replacement cost of the mortgaged property, whichever is less.

6

Underwriting Standards

Note: Loan-to-Value Ratio as used in this section “—Underwriting Standards” has the following meaning:

The “Loan-to-Value Ratio” of a mortgage loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related mortgage loan at the date of determination and the denominator of which is

•	in the case of a purchase, the lesser of the selling price of the mortgaged property or its appraised value at the time of sale or

•	in the case of a refinance, the appraised value of the mortgaged property at the time of the refinance.

No assurance can be given that the value of any mortgaged property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to the mortgage loans.

General

BankUnited’s underwriting standards are in accordance with applicable federal laws and regulations.

The following is a description of the underwriting policies customarily employed by BankUnited with respect to the residential mortgage loans that BankUnited and its wholesale operation originated during the period of origination of the mortgage loans. BankUnited has represented to the depositor that the mortgage loans were originated generally in accordance with such policies.

The mortgage loans originated by BankUnited are “non-conforming mortgage loans” (i.e., loans that are not insured by the Federal Housing Authority (FHA), or partially guaranteed by the Veterans Administration (VA) or that do not qualify for sale to Fannie Mae or Freddie Mac) and are secured by first liens on one-to four-family residential properties. These loans typically differ from those underwritten to the guidelines established by Fannie Mae and Freddie Mac primarily with respect to the original principal balances, loan-to-value ratios, borrower income, required documentation, interest rates, and property types. The MTA mortgage loans were primarily originated or purchased through its wholesale broker network and were generally underwritten in accordance with the standards described herein.

The nature of the information that a borrower is required to disclose and whether the information is verified depends, in part, on the documentation type used in the origination process. In general, under the Full Documentation type each prospective borrower is required to complete an application, which includes information with respect to the applicant’s assets, liabilities, income, credit history, employment history and other personal information. Self-employed individuals are generally required to submit their federal income tax returns. The underwriter is required to verify the information contained in the application relating to employment, income and assets.

7

A prospective borrower may be eligible for a loan approval process that limits or eliminates BankUnited’s’ standard disclosure or verification requirements or both.

Such underwriting standards are applied to evaluate the prospective borrower’s credit standing and repayment ability and the value and adequacy of the mortgaged property as collateral. Exceptions to the underwriting standards are permitted where compensating factors are present.

Generally, each borrower will have been required to complete an application designed to provide pertinent credit information concerning the borrower. The borrower will have given information with respect to its assets, liabilities, income (except as described below), credit history, employment history and personal information, and will have furnished the lender with authorization to obtain a credit report that summarizes the borrower’s credit history. In the case of investment properties and two- to four-unit dwellings, income derived from the mortgaged property may have been considered for underwriting purposes, in addition to the income of the borrower from other sources. With respect to second homes or vacation properties, no income derived from the property will have been considered for underwriting purposes.

All BankUnited mortgage loans with an original loan-to-value ratio at origination exceeding 80%, have a primary mortgage insurance policy insuring a portion of the balance of the loan at least equal to the product of the original principal balance of the mortgage loan and a fraction, the numerator of which is the excess of the original principal balance of such mortgage loan over 75% of the lesser of the appraised value or the selling price of the related mortgaged property and the denominator of which is the original principal balance of the related mortgage loan, plus accrued interest thereon and related foreclosure expenses is generally required. No such primary mortgage insurance policy will be required with respect to any such loan after the date on which the related loan-to-value ratio decreases to 80% or less or, based upon new appraisal, the principal balance of such mortgage loan represents 80% or less of the new appraised value. All of the insurers that have issued primary mortgage insurance policies with respect to the MTA mortgage loans meet Fannie Mae’s or Freddie Mac’s standards.

In determining whether a prospective borrower has sufficient monthly income available to meet the monthly housing expenses and other financial obligations on the proposed mortgage loan, BankUnited generally considers, when required by the applicable documentation type, the ratio of such amounts to the proposed borrower’s acceptable stable monthly gross income. Such ratio varies depending on a number of underwriting criteria, including loan-to-value ratios, and is determined on a loan-by-loan basis. Under its One Month MTA Guidelines, BankUnited generally permits a debt-to-income ratio based on the borrower’s total monthly debt of 42%. Higher debt-to-income ratios may also be acceptable with evidence of specific compensating factors.

8

BankUnited also examines a prospective borrower’s credit report. Generally, each credit report provides a credit score for the borrower. Credit scores generally range from 350 to 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. Credit scores are available from three major credit bureaus: Experian (formerly TRW Information Systems and Services), Equifax and Trans Union. If three credit scores are obtained, the middle score of the primary wage earner is used. Credit scores are empirically derived from historical credit bureau data and represent a numerical weighting of a borrower’s credit characteristics over a two-year period. A credit score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include the number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history. Attributes are the specific values of each characteristic. A scorecard (the model) is created with weights or points assigned to each attribute. An individual loan applicant’s credit score is derived by summing together the attribute weights for that applicant.

For purchase money or rate and term refinance mortgage loans BankUnited’s Full Documentation underwriting guidelines for mortgage loans with non-conforming original principal balances generally allow loan-to-value ratios at origination of (i) up to 97% with original principal balances of up to $450,000, (ii) up to 90% for mortgage loans with original principal balances of up to $650,000, (iii) up to 75% for mortgage loans with original principal balances of up to $1,500,000, and (iv) up to 60% for mortgage loans with original principal balances of up to $4,000,000.

For cash-out refinance mortgage loans, BankUnited’s Full Documentation underwriting guidelines for mortgage loans with non-conforming original principal balances generally allow loan-to-value ratios at origination of (i) up to 90% original principal balances ranging up to $650,000, and (ii) up to 55% for mortgage loans with original principal balances of up to $4,000,000. The maximum “cash-back” amount permitted is $2,000,000 and is based in part on the original loan-to-value ratio of the related mortgage loan. As used in this prospectus supplement, a refinance mortgage loan is classified as a cash-out refinance mortgage loan by BankUnited if the borrower retains an amount greater than the lesser of 2% of the entire amount of the proceeds from the refinancing of the existing loan or $2,000.

Under various reduced documentation programs some underwriting documentation concerning income, employment and asset verification is waived. Since information relating to a prospective borrower’s income and employment is not verified, the borrower’s debt-to-income ratios may be calculated based on the information provided by the borrower in the mortgage loan application. These documentation types include Stated Income Verified Asset, Stated Income/Stated Asset, No Ratio, No Income No Asset and No Documentation, which are described below.

9

Under the Stated Income Verified Asset Documentation type, the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s employment and that the assets are consistent with the borrower’s income. BankUnited obtains from a prospective borrower either a verification of deposit or bank statements for the two-month period immediately before the date of the mortgage loan application or verbal verification of employment. For purchase money or rate and term refinance mortgage loans the Stated Income Verified Asset Documentation type permits maximum loan-to-value ratios (i) up to 95% and original principal balances ranging up to $550,000, (ii) up to 90% for mortgage loans with original principal balances of up to $650,000, (iii) up to 75% for mortgage loans with original principal balances of up to $1,500,000, and (iv) up to 65% for mortgage loans with original principal balances of up to $3,000,000.

For cash-out refinance mortgage loans with non-conforming original principal balances under the Stated Income Verified Asset Documentation generally allows loan-to-value ratios at origination of (i) up to 90% original principal balances ranging up to $500,000, and (ii) up to 55% for mortgage loans with original principal balances of up to $3,000,000. The maximum “cash-back” amount permitted is $1,500,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the Stated Income/Stated Asset Documentation type, the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s employment and that the stated assets are consistent with the borrower’s income. For purchase money or rate and term refinance mortgage loans, the Stated Income/Stated Asset Documentation permits maximum loan-to-value ratios (i) up to 90% and original principal balances ranging up to $550,000 (ii) up to 80% for mortgage loans with original principal balances of up to $650,000, (iii) up to 75% for mortgage loans with original principal balances of up to $1,000,000, and (iv) up to 65% for mortgage loans with original principal balances of up to $1,500,000.

For cash-out refinance mortgage loans with non-conforming original principal balances the Stated Income/Stated Asset Documentation generally allows loan-to-value ratios at origination of (i) up to 90% and original principal balances ranging up to $400,000, and up to 65% for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-back” amount permitted is $350,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the No Ratio Documentation type, the borrower’s employment and assets are verified. The borrower’s income is not disclosed on the loan application and therefore debt-to-income ratios are not calculated or included in the underwriting analysis. This documentation type is limited to borrowers with excellent credit histories. For purchase money or rate and term refinance mortgage loans, the No Ratio Documentation permits maximum loan-to-value Ratios (i) up to 95% and original principal balances ranging up to $550,000 (ii) up to 80% for mortgage loans with original principal balances of up to $800,000, (iii) up to 75% for mortgage loans with original principal balances of up to $1,500,000, and (iv) up to 65% for mortgage loans with original principal balances of up to $3,000,000.

10

For cash-out refinance mortgage loans with non-conforming original principal balances the No Ratio Documentation generally allows loan-to-value ratios at origination of (i) up to 90% and original principal balances ranging up to $500,000, and up to 55% for mortgage loans with original principal balances of up to $3,000,000. The maximum “cash-back” amount permitted is $1,500,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the No Income No Asset Documentation type, the borrower’s employment is verified. The borrower’s income and assets are not disclosed on the loan application and therefore debt-to-income ratios are not calculated or included in the underwriting analysis. This documentation type is limited to borrowers with excellent credit histories. For purchase money or rate and term refinance mortgage loans, the No Income No Asset Documentation permits maximum loan-to-value ratios (i) up to 90% and original principal balances ranging up to $475,000 (ii) up to 80% for mortgage loans with original principal balances of up to $550,000, (iii) up to 75% for mortgage loans with original principal balances of up to $650,000, and (iv) up to 60% for mortgage loans with original principal balances of up to $1,00,000.

For cash-out refinance mortgage loans with non-conforming original principal balances the No Income No Asset Documentation generally allows loan-to-value ratios at origination of (i) up to 80% and original principal balances ranging up to $500,000, and up to 60% for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-back” amount permitted is $300,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the No Documentation type, neither disclosure nor documentation relating to a prospective borrower’s income, employment or assets is required and therefore debt-to-income ratios are not calculated or included in the underwriting analysis. This documentation type is limited to borrowers with excellent credit histories. For purchase money or rate and term refinance mortgage loans the No Documentation allows maximum loan-to-value ratio up (i) to 90% original principal balances ranging up to $400,000, (ii) up to 80% for mortgage loans with original principal balances of up to $500,000, (iii) up to 75% for mortgage loans with original principal balances of up to $650,000, and (iv) up to 60% for mortgage loans with original principal balances of up to $1,000,000.

For cash-out refinance mortgage loans with non-conforming original principal balances the No Documentation guidelines generally allow loan-to-value ratios at origination of (i) up to 80% and original principal balances ranging up to $400,000, and (ii) up to 60% for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-back” amount permitted is $300,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

11

THE SERVICERS

IndyMac Bank

IndyMac Bank will act as servicer under the pooling and servicing agreement. The principal executive offices of the servicer are located at 888 East Walnut Street, Pasadena, California 91101-7211. IndyMac Bank has been master servicing mortgage loans since 1993 and servicing mortgage loans directly (servicing without the use of a subservicer) since 1998. As of the date of this free writing prospectus, IndyMac Bank is rated (x) by Fitch, “RPS2+” as a servicer of alt/A, prime and sub-prime mortgage loans, (y) by Moody’s, “SQ2-” as a primary servicer of sub-prime mortgage loans, SQ2 as a primary servicer of prime mortgage loans and “SQ2-” as a special servicer and (z) by S&P, “above average” as a primary servicer and “average” as a servicer and special servicer.

The servicer will be responsible for servicing the mortgage loans in accordance with the terms set forth in the pooling and servicing agreement employing the same degree of skill and care which it employs in servicing the mortgage loans comparable to the mortgage loans serviced by the servicer for itself or others.

The servicer will not have any custodial responsibilities for the mortgage loans.

As of December 31, 2003, December 31, 2004 and December 31, 2005, IndyMac Bank provided servicing for approximately $30.77 billion, $50.22 billion and $84.50 billion, respectively, in conventional mortgage loans owned by others. As of the date of this free writing prospectus, no servicing related performance trigger has occurred as to any other securitization due to any act or failure to act on the part of the servicer nor has there been any material non-compliance by the servicer with applicable servicing criteria as to any other securitization as to which the servicer is a party.

IndyMac Bank handles foreclosures and delinquencies generally in accordance with industry practices, adopting such means and practices as are consistent with the obligations of the applicable servicing agreement and with the aim of maximizing proceeds to the owner of the Mortgage Loan.

The servicer intends to relocate certain default management, collections, and loss mitigation functions from California to Texas in 2007. Fewer than 70 of the servicer’s employees will be affected by this relocation. Although certain of these employees will be offered the opportunity to relocate, the servicer expects that a substantial number of these employees may elect not to do so.

If a substantial number of employees in default management services resign prior to the relocation or elect not to relocate, the servicer’s collection and default management processes may be disrupted which may result in an increase in delinquencies and defaults. Although any increase in delinquencies and defaults is expected to be temporary, there can be no assurance as to the duration or severity of any disruption in the collection and default management processes or as to the resulting effects on the yield of the certificates. In an attempt to mitigate any disruptions in these processes, the servicer will continue to provide default management services from its current offices in Pasadena, California and Kalamazoo, Michigan until the relocation of those services to Texas has been completed and the default management, collections, and loss mitigation functions in Texas are fully operational.

12

GMAC Mortgage, LLC

GMAC Mortgage, LLC is a Delaware limited liability company and a wholly-owned subsidiary of GMAC Residential Holding Company, LLC, which is a wholly owned subsidiary of Residential Capital, LLC ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, LLC, which is a wholly-owned subsidiary of GMAC LLC ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

GMAC Mortgage, LLC and its predecessor entity began acquiring, originating and servicing residential mortgage loans in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMAC Mortgage, LLC.

GMAC Mortgage, LLC maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMAC Mortgage, LLC.

13

          Servicing Activities

GMAC Mortgage, LLC generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset).

       As of September 30, 2006, GMAC Mortgage, LLC acted as primary servicer and owned the corresponding servicing rights on approximately 2,206,270 residential mortgage loans having an aggregate unpaid principal balance of approximately $272 billion, and GMAC Mortgage, LLC acted as subservicer (and did not own the corresponding servicing rights) on approximately 312,568 loans having an aggregate unpaid principal balance of over $52.4 billion.

The following tables set forth the mortgage loans serviced by GMAC Mortgage, LLC or its predecessor entity for the periods indicated, and the annual average number of such loans for the same period. GMAC Mortgage, LLC or its predecessor entity was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage, LLC or its predecessor entity was the servicer of a residential mortgage loan portfolio of approximately $200.4 billion, $32.7 billion, $18.9 billion and $20.6 billion during the nine months ended September 30, 2006 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under “Percentage Change from Prior Year” represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume

14

GMAC MORTGAGE, LLC PRIMARY SERVICING PORTFOLIO

($ IN MILLIONS)

	For the Nine Months Ended September 30,	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Prime conforming mortgage loans
No of Loans	1,443,554	1,392,870	1,323,249	1,308,284	1,418,843
Dollar Amount of Loans	$200,412	$186,364	$165,521	$153,601	$150,421
Percentage Change from Prior Year	7.54%	12.59%	7.76%	2.11%	N/A
Prime non-conforming mortgage loans
No of Loans	69,019	69,488	53,119	34,041	36,225
Dollar Amount of Loans	$32,662	$32,385	$23,604	$13,937	$12,543
Percentage Change from Prior Year	0.86%	37.20%	69.36%	11.12%	N/A
Government mortgage loans
No of Loans	183,058	181,679	191,844	191,023	230,085
Dollar Amount of Loans	$18,866	$18,098	$18,328	$17,594	$21,174
Percentage Change from Prior Year	4.24%	(1.25)%	4.17%	(16.91)%	N/A
Second-lien mortgage loans
No of Loans	510,639	392,261	350,334	282,128	261,416
Dollar Amount of Loans	$20,555	$13,034	$10,374	$7,023	$6,666
Percentage Change from Prior Year	57.70%	25.64%	47.71%	5.36%	N/A
Total mortgage loans serviced
No of Loans	2,206,270	2,036,298	1,918,546	1,815,476	1,946,569
Dollar Amount of Loans	$272,495	$249,881	$217,827	$192,155	$190,804
Percentage Change from Prior Year	9.05%	14.72%	13.36%	0.71%	N/A

15

Billing and Payment Procedures. As servicer, GMAC Mortgage, LLC collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans. GMAC Mortgage, LLC sends monthly invoices or annual coupon books to borrowers to prompt the collection of the outstanding payments. Borrowers may elect for monthly payments to be deducted automatically from bank accounts on the same day every month or may take advantage of on demand ACH payments made over the internet or via phone.

16

THE MASTER SERVICER AND SECURITIES ADMINISTRATOR

Wells Fargo Bank, N.A. (“Wells Fargo”) will act as master servicer and securities administrator under the pooling and servicing agreement. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $482 billion in assets, 23 million customers and 153,000 employees as of December 31, 2005, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The depositor, the sponsor, any originator and any servicer may maintain banking and other commercial relationships with Wells Fargo and its affiliates. Wells Fargo maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479. Wells Fargo serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity. The terms of any custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo will act as master servicer pursuant to the pooling and servicing agreement. The master servicer is responsible for the aggregation of monthly servicer reports and remittances and for oversight of the performance of the servicers under the terms of each servicing agreement. In particular, the master servicer independently calculates monthly loan balances based on servicer data, compares its results to the related servicer loan-level reports and reconciles any discrepancies with the related servicer. The master servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain servicer events of default under the terms of a servicing agreement, the master servicer may be required to enforce certain remedies on behalf of the issuing entity against such defaulting servicer. Wells Fargo has been engaged in the business of master servicing since June 30, 1995. As of June 30, 2006, Wells Fargo was acting as master servicer for approximately 1,253 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $651,189,990,090.

Under the terms of the pooling and servicing agreement, Wells Fargo also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation and filing of all REMIC tax returns on behalf of the issuing entity’s REMICs and the preparation of monthly reports on Form 10-D, current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of June 30, 2006, Wells Fargo was acting as securities administrator with respect to more than $894,773,136,436 of outstanding residential mortgage-backed securities.

17

THE TRUSTEE AND CUSTODIAN

Deutsche Bank National Trust Company. Deutsche Bank National Trust Company (“DBNTC”) will act as Custodian. DBNTC is a national banking association which has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. DBNTC also will act as a custodian of the mortgage files pursuant to the pooling and servicing agreement. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC’s custody but they will be kept in shared facilities. However, DBNTC’s proprietary document tracking system will show the location within DBNTC’s facilities of each mortgage file and will show that the mortgage loan documents are held by the Trustee on behalf of the trust fund. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC will remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as custodian on behalf of the holders of the certificates or as custodian.

18

THE CERTIFICATE INSURER

AMBAC ASSURANCE CORPORATION

General

Ambac Assurance Corporation (“Ambac”) is a leading financial guarantee insurance company that is primarily engaged in guaranteeing public finance and structured finance obligations. Ambac is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. Ambac is licensed to transact financial guarantee and surety business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Territory of Guam and the U.S. Virgin Islands. Ambac is subject to the insurance laws and regulations of the State of Wisconsin, its state of incorporation, and the insurance laws and regulations of other states in which it is licensed to transact business. Ambac is a wholly-owned subsidiary of Ambac Financial Group, Inc.(“Ambac Financial Group”), a 100% publicly-held company. Ambac has earned triple-A financial strength ratings from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, Fitch, Inc., and Rating and Investment Information, Inc.

Financial guarantee insurance written by Ambac guarantees the payment when due of the principal of and interest on the guaranteed obligation. In the case of a default on the guaranteed obligation, payments under the financial guarantee insurance policy may not be accelerated without Ambac’s consent.

Capitalization

The following table sets forth the capitalization of Ambac and subsidiaries as of December 31, 2004, December 31, 2005 and September 30, 2006 in conformity with U. S. generally accepted accounting principles.

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Ambac Assurance Corporation and Subsidiaries

CONSOLIDATED CAPITALIZATION TABLE

(Dollars in Millions)

December 31, 2004			September 30,
	December 31, 2005		2006
			(unaudited)

Unearned premiums	$2,783	$2,966	$3,040
Long -term debt	1,074	1,042	1,022
Other liabilities	2,199	2,068	2,076
Total liabilities	6,056	6,076	6,138
Stockholder's equity
Common stock	82	82	82
Additional paid-in capital	1,233	1,453	1,476
Accumulated other comprehensive income	238	137	144
Retained earnings	4,094	4,499	5,064
Total stockholder's equity	5,647	6,171	6,766
Total liabilities and stockholder's equity	$11,703	$12,247	$12,904

There has been no material adverse change in the capitalization of Ambac and subsidiaries from September 30, 2006 to the date of this Free Writing Prospectus.

For additional financial information concerning Ambac, please refer to Ambac’s website at http://www.ambac.com by clicking on the Investor Relations link, then clicking on the Financial Reports link and then clicking on the SEC Documents/Filings link to access the following documents: the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U. S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 13, 2006; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, for the three-month period ended March 31, 2006 (which was filed with the Commission on May 10, 2006); Ambac Financial Group’s Current Report on Form 8-K dated and filed on April 26, 2006; Ambac Financial Group’s Current Report on Form 8-K dated and filed on July 26, 2006; Ambac Financial Group’s Current Report on Form 8-K dated July 25, 2006 and filed on July 26, 2006; Ambac Financial Group’s Current Report on Form 8-K dated and filed on October 25, 2006; the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for the three - and six - month periods ended June 30, 2006 and 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, for the three-month period ended June 30, 2006 (which was filed with the Commission on August 9, 2006); and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2006 and for the three - and nine - month periods ended September 30, 2006 and 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, for the three-month period ended September 30, 2006 (which was filed with the Commission on November 8, 2006) as they relate to Ambac Assurance Corporation. Such financial information regarding Ambac shall be deemed to be made a part of this Free Writing Prospectus.

20

Copies of all information regarding Ambac that is referenced in this Free Writing Prospectus can be read and copied at the SEC’s website at http://www.sec.gov, the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and the offices of the NYSE, 20 Broad Street, New York, New York 10005. Copies of the consolidated financial statements of Ambac referenced herein and copies of Ambac’s annual statement for the year ended December 31, 2005 prepared on the basis of accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, are available without charge from Ambac. The address of Ambac’s administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Other Information

Ambac makes no representation regarding the Certificates or the advisability of investing in the Certificates. Ambac has not independently verified, is not responsible for, and makes no representation regarding, the accuracy or completeness of this Free Writing Prospectus, other than the information supplied by Ambac and presented, included or referenced in this Free Writing Prospectus under the heading “Ambac Assurance Corporation.”

THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

21

HarborView Mortgage Loan Pass-Through Certificates 2006-14

Preliminary Marketing Materials

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

Structuring Assumptions

Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used with respect to the mortgage loans assumes a constant prepayment rate or “CPR.” This is not a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

The tables were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in those assumptions and the characteristics of the actual mortgage loans. Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding and weighted average lives of the offered certificates set forth in the tables. In addition, since the actual mortgage loans in the trust will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the classes of offered certificates may be made earlier or later than indicated in the tables.

The percentages and weighted average lives in the tables were determined based on the assumptions listed below.

•	Each Loan Group of Mortgage Loans will have the characteristics set forth in the table below.

•	Distributions on the certificates are received, in cash, on the 19th day of each month, commencing in January 2007.

•	The mortgage loans prepay at the related constant percentages of CPR.

•	No defaults or delinquencies occur in the payment by borrowers of principal and interest on the mortgage loans and no net interest shortfalls are incurred.

•	No mortgage loan is purchased by the seller from the trust pursuant to any obligation or option under the pooling and servicing agreement (other than an optional termination as described below).

•
Scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in January 2007 and are computed prior to giving effect to any prepayments, which are computed after giving effect to scheduled payments received on the following day, received in the prior month.

•	Prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in December 2006 and include 30 days' interest.

•
The scheduled monthly payment for each mortgage loan is calculated based on its principal balance, loan rate and remaining term to maturity such that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of the mortgage loan by its remaining term to maturity.

•	Interest accrues on each certificate at the related pass-through rate described under “Description of the Certificates—Interest—Pass-Through Rates” in this prospectus supplement.

•	The initial certificate principal balance of each class of certificates is as set forth on the cover or as described in this prospectus supplement.

•	MTA, 1-Month LIBOR and 6-Month LIBOR are 4.827%, 5.35% and 5.35%, respectively.

•	No optional termination of the trust will occur, except that this assumption does not apply to the calculation of weighted average lives to the optional termination.

•	The certificates are purchased on December 22, 2006.

•	The Insurer Premium Rate related to the Class 2A-1C is 0.07%.

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1A
WAL	5.55	4.07	3.16	2.54	1.74
Mod Durn 30360	4.31	3.34	2.68	2.21	1.57
Principal Window Begin	1	1	1	1	1
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1A
WAL	5.94	4.40	3.42	2.76	1.90
Mod Durn 30360	4.46	3.49	2.83	2.35	1.68
Principal Window Begin	1	1	1	1	1
Principal Window End	325	266	215	177	126

	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1B
WAL	5.55	4.07	3.16	2.54	1.74
Mod Durn 30360	4.30	3.33	2.68	2.21	1.57
Principal Window Begin	1	1	1	1	1
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1B
WAL	5.94	4.40	3.42	2.76	1.90
Mod Durn 30360	4.45	3.48	2.82	2.34	1.68
Principal Window Begin	1	1	1	1	1
Principal Window End	325	266	215	177	126

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1C
WAL	5.55	4.07	3.16	2.54	1.74
Mod Durn 30360	4.31	3.34	2.68	2.21	1.57
Principal Window Begin	1	1	1	1	1
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1C
WAL	5.94	4.40	3.42	2.76	1.90
Mod Durn 30360	4.46	3.49	2.82	2.35	1.68
Principal Window Begin	1	1	1	1	1
Principal Window End	325	266	215	177	126

	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-2C
WAL	5.55	4.07	3.16	2.54	1.74
Mod Durn 30360	4.30	3.33	2.68	2.21	1.57
Principal Window Begin	1	1	1	1	1
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-2C
WAL	5.94	4.40	3.42	2.76	1.90
Mod Durn 30360	4.44	3.48	2.82	2.34	1.68
Principal Window Begin	1	1	1	1	1
Principal Window End	325	266	215	177	126

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-1
WAL	9.64	7.48	6.02	4.98	3.91
Mod Durn 30360	7.04	5.83	4.90	4.17	3.40
Principal Window Begin	75	56	44	37	41
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-1
WAL	10.37	8.06	6.49	5.37	4.25
Mod Durn 30360	7.32	6.10	5.15	4.41	3.63
Principal Window Begin	75	56	44	37	41
Principal Window End	252	194	155	126	90

	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-2
WAL	9.63	7.47	6.01	4.98	3.85
Mod Durn 30360	7.03	5.82	4.89	4.17	3.35
Principal Window Begin	74	56	44	37	39
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-2
WAL	10.27	7.97	6.42	5.32	4.14
Mod Durn 30360	7.28	6.06	5.12	4.38	3.56
Principal Window Begin	74	56	44	37	39
Principal Window End	237	182	144	118	83

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-3
WAL	9.61	7.46	6.01	4.97	3.82
Mod Durn 30360	7.01	5.80	4.88	4.16	3.32
Principal Window Begin	74	56	44	37	39
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-3
WAL	10.17	7.90	6.37	5.27	4.08
Mod Durn 30360	7.23	6.02	5.08	4.35	3.51
Principal Window Begin	74	56	44	37	39
Principal Window End	220	168	133	109	77

	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-4
WAL	9.61	7.46	6.01	4.97	3.80
Mod Durn 30360	6.99	5.79	4.87	4.15	3.30
Principal Window Begin	74	56	44	37	38
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-4
WAL	10.06	7.81	6.29	5.21	4.04
Mod Durn 30360	7.17	5.96	5.03	4.30	3.47
Principal Window Begin	74	56	44	37	38
Principal Window End	212	162	128	104	74

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-5
WAL	9.60	7.45	6.01	4.97	3.78
Mod Durn 30360	6.95	5.76	4.85	4.14	3.28
Principal Window Begin	73	56	44	37	38
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-5
WAL	9.81	7.60	6.13	5.08	3.96
Mod Durn 30360	7.03	5.84	4.92	4.21	3.41
Principal Window Begin	73	56	44	37	38
Principal Window End	194	147	116	94	72

	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-6
WAL	9.31	7.22	5.82	4.87	3.72
Mod Durn 30360	6.52	5.44	4.60	3.97	3.16
Principal Window Begin	73	56	44	37	37
Principal Window End	168	127	100	81	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-6
WAL	9.31	7.22	5.82	4.87	3.75
Mod Durn 30360	6.52	5.44	4.60	3.97	3.19
Principal Window Begin	73	56	44	37	37
Principal Window End	169	128	100	82	63

Available Funds Schedule - The Group 2 Certificates

Period	Available Funds Cap	Period	Available Funds Cap	Period	Available Funds Cap
1	N/A	41	9.48	81	9.92
2	7.51	42	9.18	82	10.25
3	10.16	43	9.48	83	9.92
4	9.18	44	9.18	84	10.25
5	9.49	45	9.18	85	9.92
6	9.18	46	9.48	86	9.92
7	9.49	47	9.17	87	10.99
8	9.18	48	9.48	88	9.92
9	9.18	49	9.17	89	10.26
10	9.49	50	9.17	90	9.93
11	9.18	51	10.15	91	10.26
12	9.49	52	9.17	92	9.93
13	9.19	53	9.48	93	9.93
14	9.19	54	9.17	94	10.26
15	9.82	55	9.48	95	9.93
16	9.19	56	9.18	96	10.26
17	9.50	57	9.29	97	9.93
18	9.19	58	9.75	98	9.93
19	9.50	59	9.65	99	10.99
20	9.19	60	10.13	100	9.93
21	9.19	61	9.80
22	9.50	62	9.92
23	9.19	63	10.60
24	9.50	64	9.92
25	9.19	65	10.25
26	9.19	66	9.92
27	10.18	67	10.25
28	9.19	68	9.92
29	9.50	69	9.92
30	9.19	70	10.25
31	9.49	71	9.92
32	9.19	72	10.25
33	9.19	73	9.92
34	9.49	74	9.92
35	9.18	75	10.98
36	9.49	76	9.92
37	9.18	77	10.25
38	9.18	78	9.92
39	10.16	79	10.25
40	9.18	80	9.92

* MTA, 1 Month LIBOR and 6 Month LIBOR adjust to 20% in the second period.

Available Funds Schedule - The Subordinate Certificates

Period	Available Funds Cap	Period	Available Funds Cap	Period	Available Funds Cap
1	N/A	41	9.43	81	9.93
2	7.51	42	9.12	82	10.26
3	10.10	43	9.42	83	9.93
4	9.13	44	9.12	84	10.26
5	9.43	45	9.12	85	9.93
6	9.13	46	9.42	86	9.93
7	9.43	47	9.12	87	10.99
8	9.13	48	9.42	88	9.93
9	9.13	49	9.11	89	10.26
10	9.43	50	9.11	90	9.93
11	9.13	51	10.09	91	10.26
12	9.44	52	9.11	92	9.93
13	9.13	53	9.41	93	9.93
14	9.13	54	9.11	94	10.26
15	9.76	55	9.41	95	9.93
16	9.13	56	9.13	96	10.26
17	9.44	57	9.27	97	9.93
18	9.14	58	9.78	98	9.93
19	9.44	59	9.71	99	11.00
20	9.14	60	10.16	100	9.93
21	9.14	61	9.84
22	9.44	62	9.92
23	9.14	63	10.61
24	9.44	64	9.92
25	9.14	65	10.25
26	9.14	66	9.92
27	10.11	67	10.26
28	9.13	68	9.92
29	9.44	69	9.92
30	9.13	70	10.26
31	9.44	71	9.93
32	9.13	72	10.26
33	9.13	73	9.93
34	9.43	74	9.93
35	9.13	75	10.99
36	9.43	76	9.93
37	9.12	77	10.26
38	9.12	78	9.93
39	10.10	79	10.26
40	9.12	80	9.93

* MTA, 1 Month LIBOR and 6 Month LIBOR adjust to 20% in the second period.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class 2A-1A, Class 2A-1B, Class 2A-1C and Class 2A-2C Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
December 19, 2007	88	82	76	71	60
December 19, 2008	76	66	57	49	33
December 19, 2009	65	52	41	32	16
December 19, 2010	54	40	30	23	12
December 19, 2011	44	30	22	16	7
December 19, 2012	35	24	16	11	4
December 19, 2013	31	20	13	8	3
December 19, 2014	26	16	10	6	2
December 19, 2015	22	13	7	4	1
December 19, 2016	18	10	5	3	*
December 19, 2017	15	8	4	2	0
December 19, 2018	13	6	3	1	0
December 19, 2019	11	5	2	1	0
December 19, 2020	9	4	1	*	0
December 19, 2021	7	3	1	0	0
December 19, 2022	6	2	1	0	0
December 19, 2023	5	2	*	0	0
December 19, 2024	4	1	0	0	0
December 19, 2025	3	1	0	0	0
December 19, 2026	3	*	0	0	0
December 19, 2027	2	*	0	0	0
December 19, 2028	2	*	0	0	0
December 19, 2029	1	0	0	0	0
December 19, 2030	1	0	0	0	0
December 19, 2031	1	0	0	0	0
December 19, 2032	*	0	0	0	0
December 19, 2033	*	0	0	0	0
December 19, 2034	0	0	0	0	0
December 19, 2035	0	0	0	0	0
December 19, 2036	0	0	0	0	0

Weighted Average Life Years to Maturity	5.94	4.40	3.42	2.76	1.90
Years to Optional Termination	5.55	4.07	3.16	2.54	1.74
(1)  Rounded to the nearest whole percentage.

*Balance is greater than zero but less than 0.5%

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-1 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
December 19, 2007	100	100	100	100	100
December 19, 2008	100	100	100	100	100
December 19, 2009	100	100	100	100	100
December 19, 2010	100	100	89	68	37
December 19, 2011	100	91	66	47	22
December 19, 2012	100	72	49	33	13
December 19, 2013	70	46	29	18	5
December 19, 2014	59	36	22	12	0
December 19, 2015	49	29	16	9	0
December 19, 2016	41	23	12	4	0
December 19, 2017	34	18	9	0	0
December 19, 2018	29	14	6	0	0
December 19, 2019	24	11	0	0	0
December 19, 2020	20	9	0	0	0
December 19, 2021	16	7	0	0	0
December 19, 2022	14	1	0	0	0
December 19, 2023	11	0	0	0	0
December 19, 2024	9	0	0	0	0
December 19, 2025	7	0	0	0	0
December 19, 2026	5	0	0	0	0
December 19, 2027	0	0	0	0	0
December 19, 2028	0	0	0	0	0
December 19, 2029	0	0	0	0	0
December 19, 2030	0	0	0	0	0
December 19, 2031	0	0	0	0	0
December 19, 2032	0	0	0	0	0
December 19, 2033	0	0	0	0	0
December 19, 2034	0	0	0	0	0
December 19, 2035	0	0	0	0	0
December 19, 2036	0	0	0	0	0

Weighted Average Life Years to Maturity	10.37	8.06	6.49	5.37	4.25
Years to Optional Termination	9.64	7.48	6.02	4.98	3.91
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-2 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
December 19, 2007	100	100	100	100	100
December 19, 2008	100	100	100	100	100
December 19, 2009	100	100	100	100	100
December 19, 2010	100	100	89	68	37
December 19, 2011	100	91	66	47	22
December 19, 2012	100	72	49	33	13
December 19, 2013	70	46	29	18	0
December 19, 2014	59	36	22	12	0
December 19, 2015	49	29	16	9	0
December 19, 2016	41	23	12	0	0
December 19, 2017	34	18	9	0	0
December 19, 2018	29	14	0	0	0
December 19, 2019	24	11	0	0	0
December 19, 2020	20	8	0	0	0
December 19, 2021	16	1	0	0	0
December 19, 2022	14	0	0	0	0
December 19, 2023	11	0	0	0	0
December 19, 2024	9	0	0	0	0
December 19, 2025	4	0	0	0	0
December 19, 2026	0	0	0	0	0
December 19, 2027	0	0	0	0	0
December 19, 2028	0	0	0	0	0
December 19, 2029	0	0	0	0	0
December 19, 2030	0	0	0	0	0
December 19, 2031	0	0	0	0	0
December 19, 2032	0	0	0	0	0
December 19, 2033	0	0	0	0	0
December 19, 2034	0	0	0	0	0
December 19, 2035	0	0	0	0	0
December 19, 2036	0	0	0	0	0

Weighted Average Life Years to Maturity	10.27	7.97	6.42	5.32	4.14
Years to Optional Termination	9.63	7.47	6.01	4.98	3.85
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-3 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
December 19, 2007	100	100	100	100	100
December 19, 2008	100	100	100	100	100
December 19, 2009	100	100	100	100	100
December 19, 2010	100	100	89	68	37
December 19, 2011	100	91	66	47	22
December 19, 2012	100	72	49	33	13
December 19, 2013	70	46	29	18	0
December 19, 2014	59	36	22	12	0
December 19, 2015	49	29	16	*	0
December 19, 2016	41	23	12	0	0
December 19, 2017	34	18	1	0	0
December 19, 2018	29	14	0	0	0
December 19, 2019	24	11	0	0	0
December 19, 2020	20	0	0	0	0
December 19, 2021	16	0	0	0	0
December 19, 2022	14	0	0	0	0
December 19, 2023	11	0	0	0	0
December 19, 2024	4	0	0	0	0
December 19, 2025	0	0	0	0	0
December 19, 2026	0	0	0	0	0
December 19, 2027	0	0	0	0	0
December 19, 2028	0	0	0	0	0
December 19, 2029	0	0	0	0	0
December 19, 2030	0	0	0	0	0
December 19, 2031	0	0	0	0	0
December 19, 2032	0	0	0	0	0
December 19, 2033	0	0	0	0	0
December 19, 2034	0	0	0	0	0
December 19, 2035	0	0	0	0	0
December 19, 2036	0	0	0	0	0

Weighted Average Life Years to Maturity	10.17	7.90	6.37	5.27	4.08
Years to Optional Termination	9.61	7.46	6.01	4.97	3.82
(1)  Rounded to the nearest whole percentage.

*Balance is greater than zero but less than 0.5%

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-4 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
December 19, 2007	100	100	100	100	100
December 19, 2008	100	100	100	100	100
December 19, 2009	100	100	100	100	100
December 19, 2010	100	100	89	68	37
December 19, 2011	100	91	66	47	22
December 19, 2012	100	72	49	33	12
December 19, 2013	70	46	29	18	0
December 19, 2014	59	36	22	10	0
December 19, 2015	49	29	16	0	0
December 19, 2016	41	23	8	0	0
December 19, 2017	34	18	0	0	0
December 19, 2018	29	14	0	0	0
December 19, 2019	24	4	0	0	0
December 19, 2020	20	0	0	0	0
December 19, 2021	16	0	0	0	0
December 19, 2022	14	0	0	0	0
December 19, 2023	5	0	0	0	0
December 19, 2024	0	0	0	0	0
December 19, 2025	0	0	0	0	0
December 19, 2026	0	0	0	0	0
December 19, 2027	0	0	0	0	0
December 19, 2028	0	0	0	0	0
December 19, 2029	0	0	0	0	0
December 19, 2030	0	0	0	0	0
December 19, 2031	0	0	0	0	0
December 19, 2032	0	0	0	0	0
December 19, 2033	0	0	0	0	0
December 19, 2034	0	0	0	0	0
December 19, 2035	0	0	0	0	0
December 19, 2036	0	0	0	0	0

Weighted Average Life Years to Maturity	10.06	7.81	6.29	5.21	4.04
Years to Optional Termination	9.61	7.46	6.01	4.97	3.80
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-5 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
December 19, 2007	100	100	100	100	100
December 19, 2008	100	100	100	100	100
December 19, 2009	100	100	100	100	100
December 19, 2010	100	100	89	68	37
December 19, 2011	100	91	66	47	22
December 19, 2012	100	72	49	33	0
December 19, 2013	70	46	29	15	0
December 19, 2014	59	36	22	0	0
December 19, 2015	49	29	8	0	0
December 19, 2016	41	23	0	0	0
December 19, 2017	34	14	0	0	0
December 19, 2018	29	2	0	0	0
December 19, 2019	24	0	0	0	0
December 19, 2020	20	0	0	0	0
December 19, 2021	10	0	0	0	0
December 19, 2022	1	0	0	0	0
December 19, 2023	0	0	0	0	0
December 19, 2024	0	0	0	0	0
December 19, 2025	0	0	0	0	0
December 19, 2026	0	0	0	0	0
December 19, 2027	0	0	0	0	0
December 19, 2028	0	0	0	0	0
December 19, 2029	0	0	0	0	0
December 19, 2030	0	0	0	0	0
December 19, 2031	0	0	0	0	0
December 19, 2032	0	0	0	0	0
December 19, 2033	0	0	0	0	0
December 19, 2034	0	0	0	0	0
December 19, 2035	0	0	0	0	0
December 19, 2036	0	0	0	0	0

Weighted Average Life Years to Maturity	9.81	7.60	6.13	5.08	3.96
Years to Optional Termination	9.60	7.45	6.01	4.97	3.78
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-6 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
December 19, 2007	100	100	100	100	100
December 19, 2008	100	100	100	100	100
December 19, 2009	100	100	100	100	100
December 19, 2010	100	100	89	68	37
December 19, 2011	100	91	66	47	5
December 19, 2012	100	72	49	31	0
December 19, 2013	70	46	23	0	0
December 19, 2014	59	36	5	0	0
December 19, 2015	49	22	0	0	0
December 19, 2016	41	7	0	0	0
December 19, 2017	34	0	0	0	0
December 19, 2018	22	0	0	0	0
December 19, 2019	10	0	0	0	0
December 19, 2020	1	0	0	0	0
December 19, 2021	0	0	0	0	0
December 19, 2022	0	0	0	0	0
December 19, 2023	0	0	0	0	0
December 19, 2024	0	0	0	0	0
December 19, 2025	0	0	0	0	0
December 19, 2026	0	0	0	0	0
December 19, 2027	0	0	0	0	0
December 19, 2028	0	0	0	0	0
December 19, 2029	0	0	0	0	0
December 19, 2030	0	0	0	0	0
December 19, 2031	0	0	0	0	0
December 19, 2032	0	0	0	0	0
December 19, 2033	0	0	0	0	0
December 19, 2034	0	0	0	0	0
December 19, 2035	0	0	0	0	0
December 19, 2036	0	0	0	0	0

Weighted Average Life Years to Maturity	9.31	7.22	5.82	4.87	3.75
Years to Optional Termination	9.31	7.22	5.82	4.87	3.72
(1)  Rounded to the nearest whole percentage.